UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-08200

Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Annual Report June 30, 2017

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2017* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years		Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Aggressive Investors 1	-0.91%	4.34%	21.88%	15.52%	3.57%		12.92%	8/5/1994	0.63%	0.63%
Ultra-Small Company	0.74%	1.15%	16.88%	10.54%	3.76%		13.81%	8/5/1994	1.27%	1.27%
Ultra-Small Co Market	1.50%	3.18%	26.61%	13.81%	5.64%		10.72%	7/31/1997	0.84%	0.84%
Small-Cap Momentum	2.28%	5.85%	18.08%	11.73%	N	A	11.78%	5/28/2010	3.96%[1]	0.91%[1]
Small-Cap Growth	3.71%	7.55%	22.97%	16.65%	4.67%		7.02%	10/31/2003	1.20%[1]	0.94%[1]
Small-Cap Value	-0.40%	-0.68%	20.08%	12.28%	3.85%		7.64%	10/31/2003	1.03%[1]	0.94%[1]
Blue Chip 35 Index	1.56%	6.11%	14.33%	13.54%	7.21%		6.93%	7/31/1997	0.25%[1]	0.15%[1]
Managed Volatility	0.89%	3.35%	4.59%	4.63%	2.76%		3.92%	6/30/2001	1.07%[1]	0.95%[1]

Bridgeway Funds Returns for Calendar Years 2003 through 2016* (Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Aggressive Investors 1	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.83%	19.47%
Ultra-Small Company	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%	14.06%
Ultra-Small Co Market	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%	21.47%
Small-Cap Momentum									-0.92%	14.18%	37.07%	-0.94%	0.14%	13.73%
Small-Cap Growth		11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%	16.10%
Small-Cap Value		17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%	-9.43%	26.79%
Blue Chip 35 Index	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%	13.18%
Managed Volatility	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%	2.42%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.
[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2017.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2017

Dear Fellow Shareholders,

Performance across all segments of the domestic equity market was positive for the June quarter and for the 12 months ended June 30, 2017. Although small size and value factors were out of favor in the final quarter of the fiscal year, small-cap stocks outperformed larger stocks for the 12-month period, and small-value stocks delivered the highest one-year returns. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find the letters helpful.

Due to the long-term historical premium offered by small-cap stocks, many investors are including small-cap exposure in a diversified portfolio. But fewer investors have diversified further within the small-cap space by targeting ultra-small stocks —in part because of the perceived risks associated with these shares. Bridgeway Portfolio Manager Christine L. Wang explains why investors with the right risk tolerance and time horizon might want to take another look at the ultra-small asset class, in “Boosting Exposure to the Small-Size Premium with Ultra-Small Stocks” on page 2.

As part of our fiscal-year performance review, we dedicate a portion of each annual report to a discussion of something that’s gone wrong during the past 12 months, and what we’ve learned from that experience. While this year we found nothing worthy of highlighting at Bridgeway, we did see a broader industry trend that could have negative implications for all investors. Read about our concerns regarding the ongoing debate over the Department of Labor’s so-called “fiduciary rule” in “The Worst Thing of the Fiscal Year” on page 3.

Moving on to good news, we’re proud to report that Tammira Philippe, Bridgeway’s President, was named one of 2017’s “Top Women in Asset Management” by Money Management Executive magazine. You can learn more about this award on page 4.

Finally, Bridgeway Partner Melissa Garrison recently returned from a life-changing trip to Africa, where she visited some of the programs supported by Bridgeway. She shares insights from this experience in “Transformative Change: The Power of Reconciliation,” found on page 4.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets rose steadily during the quarter ended June 30, 2017 recording small positive gains in each of the three months. The S&P 500 returned +3.09% for the quarter, and the Dow Jones Industrial Average (DJIA) rose 3.95%. For the fiscal year, the S&P 500 and the DJIA were up 17.90% and 22.12%, respectively.

All U.S. equity style categories, as defined by Russell Indices, recorded positive returns for the quarter. Growth outperformed value, and large stocks outperformed small stocks across style categories. As a result, large growth stocks delivered the best performance in the quarter (+4.67%), while small value stocks produced the lowest returns (+0.67%).

All but two of the S&P 500 sectors (Telecommunication Services and Energy) recorded positive returns for the quarter. The Health Care sector led the gains, up 7.1%, followed by Industrials (+4.7%), Financials (+4.3%) and Information Technology (+4.1%). Telecommunication Services was the worst performer, returning -7.1%, while the Energy sector recorded the only other quarterly loss (-6.4%).

Below are the stock market style box returns for the quarter and the fiscal year.

Boosting Exposure to the Small-Size Premium with Ultra-Small Stocks

By Christine L. Wang, CFA, CPA, Portfolio Manager

As factor-based investing has entered the mainstream over the past 20 years, many investors have included small-cap stocks in a diversified portfolio to gain exposure to the small-size premium — the tendency for stocks of companies with smaller market capitalization to outperform stocks of companies with larger market capitalization. Yet fewer investors have taken an additional step that could capture an even greater long-term size premium: Diversifying further within the small-cap universe by targeting ultra-small stocks.

One potential reason is that ultra-small stocks are unfamiliar territory to many investors. Often unfairly generalized as “penny stocks” or junk stocks, ultra-small stocks have been mischaracterized as scary investments. Ultra-small stocks do indeed carry risk, but for investors with the right risk tolerance, ultra-small stocks not only have outpaced the market historically (as explained below), but have delivered even stronger returns than small-cap stocks. What’s more, current valuation levels for ultra-small stocks compared to historical averages suggest conditions may be especially favorable for this asset class.

To examine the evidence, we use the Center for Research in Security Prices’ (CRSP) sized-based portfolios, which divide the entire stock market into 10 groups based on market capitalization. Between 1926 and December 31, 2016, ultra-small stocks (represented by CRSP 10) generated the highest average annualized returns, at +13.31%. That’s nearly two percentage points higher than small-cap stocks, and four percentage points higher than the +9.31% average annualized return for the largest stocks, represented by CRSP 1.

However, ultra-small stocks’ higher returns came with a trade-off: higher volatility. Annualized standard deviation (a measure of risk) for CRSP 10 is 35.71%, compared to 17.44% for CRSP 1. Such volatility is understandable, since ultra-small stocks carry more inherent risk than ultra-large stocks. Compared to larger companies, ultra-small companies may only have one

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

product, or rely on a few customers. Ultra-small companies also may have less access to capital and ability to withstand downturns. This additional risk may explain why ultra-small stocks have historically outperformed. It also gives clues as to why they may continue to outperform, as these barriers are not easily removed.

Because of this volatility, though, ultra-small stocks do not always outperform the market — especially over shorter time periods. For example, ultra-small stock portfolios underperformed the market during roughly half of one-year and three-year holding periods since 1926. However, the likelihood of beating the market generally increases with longer holding periods. As a result, ultra-small stocks have outperformed the market during nearly 80% of 20-year holding periods since 1926.

While this historical data reveals compelling evidence for the long-term potential returns of ultra-small stocks, we also must acknowledge that the market has changed considerably since 1926. What hasn’t changed is that shares of ultra-small companies continue to be inherently riskier than shares of ultra-large companies, and thus have the potential to deliver considerably higher returns. But with many investors and market-watchers pondering the current valuation levels of the overall market, it’s worth considering whether ultra-small stocks are relatively cheap or expensive compared to the total market — and how valuation historically has affected their performance.

We examined the historical ratio of median book-to-market (BtM) for ultra-small stocks to the median BtM for the overall market since 1972 (the earliest period for which our data provider has sufficient coverage). This analysis revealed that as of December 31, 2016, the current ratio was in the 90th percentile of historical data — meaning that ultra-small stocks are quite cheap.

Not surprisingly, cheaper ultra-small stocks historically have translated into stronger subsequent results: Following periods when ultra-small stocks have been cheapest, the asset class’s 10-year average annualized relative returns have been +6.39% over the market. That compares to 10-year average annualized relative returns of -4.94% following periods when ultra-small stocks have been most expensive.

Given their current low valuation, combined with historical evidence of ultra-small stocks’ long-term return premium, we believe there’s a strong and compelling case for adding ultra-small exposure to a diversified portfolio. Ultra-small stocks may underperform the market over shorter periods, but the longer you hold them, the more likely you are to enjoy significant outperformance. For investors with the right risk tolerance and time horizon, history has shown that while the stocks may be ultra-small, the potential rewards have been anything but insignificant.

The Worst Thing of the Fiscal Year

Longtime Bridgeway shareholders probably remember that we dedicate a portion of each annual report to discussing the “worst thing of the fiscal year.” The goal of this process is to have an open discussion about a recent challenge we’ve faced, and what we have learned from it, as part of our commitment to transparency with our shareholders.

While reviewing the past year, however, we found nothing worthy of “worst thing” status inside Bridgeway. This is good news, but it doesn’t mean that everything is perfect for our shareholders. In fact, as we expanded our thinking to consider all the major developments in the financial world over the past 12 months, we found a troubling trend that warrants discussion here because of its potential impact on all investors. To us, the worst thing of the fiscal year was the confusion and contentious debate surrounding the Department of Labor’s (DOL) so called “fiduciary rule.”

This well-intentioned rule, proposed in 2015 and originally scheduled for implementation in mid-2017, is meant to ensure that any financial professional or institution that handles investors’ retirement assets act as a “fiduciary” — which means putting the investor’s interests above their own in all decisions. This is a worthy goal, as much of the investing process is fraught with potential conflicts of interest that have led some investors to bad advice and overly expensive or inappropriate investment products. But the DOL regulations designed to achieve this outcome have raised serious questions about implementation and potentially harmful implications for the very investors the rule is meant to protect.

The resulting fight has included lawsuits, delays, and the introduction of legislation designed to repeal the rule — all of which has made the future even murkier for investors. Worse, these arguments threaten to obscure the key question at the heart of the rule: Whose interests should a financial institution serve?

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

We want to make one thing clear: Bridgeway is committed to the spirit of the fiduciary standard. Putting our investors’ interests first is the foundation of our corporate culture, and making sure we’re doing the right thing for our shareholders guides all of our decisions. Yet for 20 years, we’ve been surprised and disappointed that many other companies haven’t been able to uphold this simple principle. That’s one reason we find ourselves watching a bitter fight in 2017 over complex rules and regulations. And when this fight is finally concluded, we’re not sure that the outcome will actually solve the real problems facing investors.

Bridgeway is closely monitoring developments around the DOL fiduciary rule. But whatever the outcome, it won’t change our commitment to serving our clients’ interests first. We are building a new model for a financial services firm and hope someday to see the entire industry protecting the interests of their clients because it’s the right thing to do. Were that to happen, investors would see a lot less of the kind of regulatory confusion and battles that have consumed the financial industry for the past year, while experiencing better service and better potential outcomes.

Tammira Philippe Recognized as One of the Top Women In Asset Management

It’s our honor to report that Tammira Philippe, President of Bridgeway Capital Management, has been recognized for her leadership in Money Management Executive’s 2017 “Top Women in Asset Management Awards.” The annual awards celebrate women who are making a substantial impact on their organizations and the asset management industry as a whole, and who are committed to helping other women rise to key roles in the field.

Although Tammira has made many contributions to Bridgeway since joining the firm in 2005, after becoming President in 2016 she has overseen substantial growth in the number of our investors and assets under management, and she has led efforts to attract important new personnel, such as a dedicated institutional sales professional and a head of technology. At the same time, she has focused on strengthening Bridgeway’s client-centered culture and commitment to expertly designed, evidence-based investing strategies.

In fact, she credits Bridgeway’s unique culture with helping her achieve this industry recognition. “The fact that I’m in the position to be considered for this award is a testament to the culture that Bridgeway has created — a workplace where individuals from diverse backgrounds can thrive and are encouraged to make use of their greatest gifts, so we can deliver at the highest level for our clients, our communities, and each other,” she says.

Every day, Tammira inspires us to continue building an enduring firm that not only serves our clients, but provides a new model for the financial services industry. We are proud to have her as our leader.

Transformative Change: The Power of Reconciliation

By Melissa Garrison, Corporate Administration Team

Recently, I had the privilege of taking my first trip to Africa to visit several programs that Bridgeway has supported for many years. It was an amazing opportunity to see the countryside, meet the people and immerse myself in different cultures. But it also allowed me to see powerful examples of Bridgeway’s commitment to transformative change in action. And by participating side-by-side with other Bridgeway colleagues, it helped strengthen our connections with each other and to our shared mission and values. Not surprisingly, it was an overwhelmingly emotional experience, filled with highs and lows, but it was the chance of a lifetime.

Visiting the Kigali Genocide Memorial and genocide sites in Rwanda had the biggest impact on me. I felt like I was walking on hallowed ground. We learned the history of the Rwandan genocide and saw the amazing turnaround and reconciliation that has occurred across the community since those terrible events. I was surprised to meet so many genocide survivors who were willing to share their personal experiences and articulate how their time at the memorials helps them honor and feel closer to family members who were killed.

I was in high school when the genocide in Rwanda took place, and I was completely unaware of it until college. Learning that the conflict started with individuals intentionally highlighting differences between cultures caused me to reflect on my own experiences, and I realized that sometimes I do the same. I began to reframe my point of view so that I look for similarities, rather

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

than differences, among people. I now see the importance of recognizing and honoring diversity within a framework that highlights the many similarities we share — specifically our shared desire to have our basic physiological needs met, and to live with a sense of hope, peace and security.

The Kigali Genocide Memorial is leading many outstanding initiatives to share a message of peace and reconciliation, while honoring victims of the Rwandan genocide. By recording their stories for future generations — as well as the stories of other genocides around the world — I believe these efforts will help create change in people similar to the change I experienced after my visit.

Participating in the trip with work colleagues also brought about other changes. Most importantly, it significantly strengthened our relationships and deepened our trust. You really get to know and depend on someone after 10 days of air travel, car travel and being roomies. We shared early breakfasts, late night dinners and, occasionally, socks!

My time in Africa was truly transforming for me and my travel mates. I returned from the trip re-energized in my role at

Bridgeway and more deeply committed to my colleagues, our investors and our communities. We now have an important story to tell, and my hope is that these stories will be passed along well beyond the group of travelers, creating greater change in our world. It was an experience that I will never forget, and that will connect us for a lifetime.

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned -0.91%, underperforming our primary market benchmark, the S&P 500 Index (+3.09%), our peer benchmark, the Lipper Capital Appreciation Funds Index (+3.14%), and the Russell 2000 Index (+2.46%). It was a poor quarter.

For the fiscal year, our Fund returned +21.88%, outperforming our primary market benchmark, the S&P 500 Index

(+17.90%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (+20.10%), but underperforming the Russell 2000 Index (+24.60%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

				Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	-0.91%	21.88%	15.52%	3.57%	7.53%	12.92%
S&P 500 Index	3.09%	17.90%	14.63%	7.18%	8.34%	9.65%
Russell 2000 Index	2.46%	24.60%	13.70%	6.92%	9.19%	9.45%
Lipper Capital Appreciation Funds Index	3.14%	20.10%	13.27%	6.85%	8.38%	8.50%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Aggressive Investors 1 Fund ranked 59th of 240 capital appreciation funds for the 12 months ended June 30, 2017, 24th of 211 over the last five years, 140th of 160 over the last 10 years, and 3rd of 34 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

6	Annual Report | June 30, 2017

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2017

Detailed Explanation of Quarterly Performance

Several of the Fund’s primary design features — size, value, and higher beta — created a strong headwind and detracted from relative performance during the quarter. The Fund’s tilt toward smaller stocks hurt relative results, as these stocks underperformed the benchmark’s larger stocks during the quarter. The Fund’s deeper value tilt also detracted from relative returns. Exposure to stocks with relatively higher beta and higher volatility hurt relative results because it led to overweight exposure to poorer-performing higher volatility stocks and underweight exposure to some strong-performing lower volatility stocks.

The Fund’s company financial health, value metrics and price momentum exposure detracted from relative results. However, the Fund’s tilt toward higher momentum stocks was a positive contributor to relative performance and partially offset negative contributions from the other design elements.

Among sectors, an underweight position and holdings in the Information Technology sector detracted from relative performance. Holdings in the Consumer Staples, Financials and Utilities sectors also contributed negatively. By contrast, an underweight position and holdings in the Energy sector boosted relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s company financial health and value metrics exposure strongly outperformed the benchmark and boosted relative results during the fiscal year. However, the Fund’s price momentum exposure lagged the benchmark and detracted slightly from relative performance.

Among other design features, the Fund’s deeper value tilt helped relative results. The Fund’s overweighting of higher beta stocks compared to the benchmark also made a large positive contribution to relative results, as higher beta stocks posted strong returns during the fiscal year. By contrast, the Fund’s tilt toward smaller stocks detracted, as these stocks generally underperformed the benchmark’s larger stocks during the year. Exposure to higher momentum stocks also hurt relative results, as higher momentum stocks underperformed during the fiscal year.

While an underweight position in the IT sector detracted, holdings in the Information Technology sector more than offset the losses and made significant positive contributions to relative results. An underweight position and holdings in the Energy sector also lifted relative performance, as did holdings in the Consumer Discretionary sector. However, an underweight position

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Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

and holdings in the Financials sector — in particular, among stocks of large banks that delivered strong returns — detracted from relative performance. Holdings in the Health Care sector also detracted.

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	MercadoLibre, Inc.	Information Technology	1.8%
2	AmerisourceBergen Corp.	Health Care	1.7%
3	VelocityShares Daily Inverse VIX Short Term ETN	Exchange Traded Notes	1.5%
4	Applied Materials, Inc.	Information Technology	1.5%
5	Crown Holdings, Inc.	Materials	1.5%
6	T-Mobile US, Inc.	Telecommunication Services	1.4%
7	ON Semiconductor Corp.	Information Technology	1.4%
8	WellCare Health Plans, Inc.	Health Care	1.4%
9	Brink’s Co. (The)	Industrials	1.3%
10	Delphi Automotive PLC	Consumer Discretionary	1.3%

	Total		14.8%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	18.2%	12.3%	5.9%
Consumer Staples	3.8%	9.0%	-5.2%
Energy	2.2%	6.0%	-3.8%
Financials	13.1%	14.5%	-1.4%
Health Care	13.0%	14.5%	-1.5%
Industrials	10.8%	10.3%	0.5%
Information Technology	24.3%	22.4%	1.9%
Materials	6.6%	2.8%	3.8%
Real Estate	1.1%	2.9%	-1.8%
Telecommunication Services	2.9%	2.1%	0.8%
Utilities	0.2%	3.2%	-3.0%
Cash & Other Assets	3.8%	0.0%	3.8%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

8	Annual Report | June 30, 2017

Aggressive Investors 1 Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

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Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 95.96%
Consumer Discretionary -18.15%
Best Buy Co., Inc.	38,000	$ 2,178,540
Burlington Stores, Inc.*	25,000	2,299,750
CalAtlantic Group, Inc.	62,500	2,209,375
Children’s Place, Inc. (The)	28,000	2,858,800
Darden Restaurants, Inc.	26,000	2,351,440
Delphi Automotive PLC	33,800	2,962,570
Discovery Communications, Inc., Class A*+	79,600	2,056,068
Fiat Chrysler Automobiles NV*+	215,000	2,285,450
General Motors Co.	71,500	2,497,495
Honda Motor Co., Ltd., ADR+	76,000	2,081,640
Interpublic Group of Cos, Inc. (The)	100,000	2,460,000
Lear Corp.	16,000	2,273,280
Netflix, Inc.*	16,100	2,405,501
Pier 1 Imports, Inc.	131,100	680,409
Pinnacle Entertainment, Inc.*	65,760	1,299,418
Polaris Industries, Inc.+	21,500	1,982,945
Tailored Brands, Inc.+	64,000	714,240
Tupperware Brands Corp.	38,400	2,696,832
Wyndham Worldwide Corp.	23,700	2,379,717

		40,673,470

Consumer Staples - 3.81%
Andersons, Inc. (The)	30,500	1,041,575
Central Garden & Pet Co., Class A*	92,700	2,782,854
Ingredion, Inc.	20,000	2,384,200
Spectrum Brands Holdings, Inc.+	18,600	2,325,744

		8,534,373

Energy - 2.17%
Archrock, Inc.	99,300	1,132,020
BP PLC, ADR	62,000	2,148,300
Exterran Corp.*	38,200	1,019,940
McDermott International, Inc.*	80,200	575,034

		4,875,294

Financials - 13.13%
Aflac, Inc.	29,900	2,322,632
Ally Financial, Inc.	107,900	2,255,110
American Financial Group, Inc.	24,300	2,414,691
Bank of America Corp.	97,000	2,353,220
Canadian Imperial Bank of Commerce/Canada+	27,000	2,191,320
Citigroup, Inc.	42,000	2,808,960
Leucadia National Corp.	90,000	2,354,400

Industry Company	Shares	Value

Financials (continued)
Morgan Stanley	53,100	$2,366,136
Ocwen Financial Corp.*+	225,000	605,250
Prudential Financial, Inc.	22,000	2,379,080
Regions Financial Corp.	170,000	2,488,800
Royal Bank of Canada+	34,300	2,487,436
Synchrony Financial	80,000	2,385,600

		29,412,635

Health Care - 12.95%
AmerisourceBergen Corp.	39,900	3,771,747
Baxter International, Inc.	45,700	2,766,678
Express Scripts Holding Co.*	40,000	2,553,600
Gilead Sciences, Inc.	34,000	2,406,520
HCA Healthcare, Inc.*	27,500	2,398,000
Hill-Rom Holdings, Inc.	29,100	2,316,651
Kindred Healthcare, Inc.	145,000	1,689,250
LHC Group, Inc.*	14,586	990,243
Mallinckrodt PLC*	29,000	1,299,490
Surgery Partners, Inc.*	50,000	1,137,500
United Therapeutics Corp.*	15,500	2,010,815
UnitedHealth Group, Inc.	14,200	2,632,964
WellCare Health Plans, Inc.*	17,000	3,052,520

		29,025,978

Industrials - 10.82%
AerCap Holdings NV*	26,800	1,244,324
ArcBest Corp.	41,000	844,600
Boeing Co. (The)	13,300	2,630,075
Brink’s Co. (The)	45,000	3,015,000
Builders FirstSource, Inc.*	152,000	2,328,640
Essendant, Inc.	66,000	978,780
H&E Equipment Services, Inc.	48,500	989,885
HD Supply Holdings, Inc.*	53,600	1,641,768
Insperity, Inc.	29,900	2,122,900
Tetra Tech, Inc.	57,000	2,607,750
TrueBlue, Inc.*	44,000	1,166,000
United Continental Holdings, Inc.*	30,000	2,257,500
United Rentals, Inc.*	21,500	2,423,265

		24,250,487

Information Technology - 24.25%
Activision Blizzard, Inc.	38,000	2,187,660
Adobe Systems, Inc.*	17,300	2,446,912
Akamai Technologies, Inc.*	38,000	1,892,780
Alliance Data Systems Corp.	10,900	2,797,921
Amphenol Corp., Class A	31,300	2,310,566
Apple, Inc.	16,000	2,304,320
Applied Materials, Inc.	79,900	3,300,669

10	Annual Report | June 30, 2017

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Cirrus Logic, Inc.*	35,600	$2,232,832
Itron, Inc.*	18,000	1,219,500
Lam Research Corp.	18,100	2,559,883
Mastercard, Inc., Class A	19,300	2,343,985
MercadoLibre, Inc.	16,200	4,064,256
Microchip Technology, Inc.+	28,500	2,199,630
Microsoft Corp.	31,900	2,198,867
NVIDIA Corp.	9,700	1,402,232
ON Semiconductor Corp.*	220,000	3,088,800
QUALCOMM, Inc.	35,400	1,954,788
ScanSource, Inc.*	30,000	1,209,000
Seagate Technology PLC	52,900	2,049,875
TTM Technologies, Inc.*	124,466	2,160,730
Unisys Corp.*+	83,200	1,064,960
VeriSign, Inc.*	26,300	2,444,848
Xerox Corp.	79,475	2,283,317
Zebra Technologies Corp., Class A*	26,000	2,613,520

		54,331,851

Materials - 6.58%
Barrick Gold Corp.	133,000	2,116,030
Boise Cascade Co.*	45,000	1,368,000
Cemex SAB de CV, ADR*	260,000	2,449,200
Constellium NV, Class A*	154,700	1,067,430
Crown Holdings, Inc.*	54,800	3,269,368
Packaging Corp. of America	20,900	2,328,051
Schulman (A.), Inc.	35,000	1,120,000
SunCoke Energy, Inc.*	94,000	1,024,600

		14,742,679

Real Estate - 1.06%
CBRE Group, Inc., Class A*	65,000	2,366,000

Telecommunication Services - 2.89%
Cincinnati Bell, Inc.*	61,200	1,196,460
T-Mobile US, Inc.*	53,200	3,224,984
Windstream Holdings, Inc.+	529,278	2,053,599

		6,475,043

Utilities - 0.15%
Just Energy Group, Inc.+	65,167	341,475

TOTAL COMMON STOCKS - 95.96%		215,029,285

(Cost $211,442,467)

Industry Company	Shares	Value

EXCHANGE TRADED NOTE - 1.52%
Exchange Traded Note - 1.52%
VelocityShares Daily Inverse VIX Short Term ETN*+	40,800	$3,405,168

TOTAL EXCHANGE TRADED NOTE - 1.52%		3,405,168

(Cost $2,805,381)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.80%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	1,779,367	1,779,367

TOTAL MONEY MARKET FUND - 0.80%			1,779,367

(Cost $1,779,367)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.35%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	23,185,880	23,185,880

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -10.35%			23,185,880
(Cost $23,185,880)
TOTAL INVESTMENTS - 108.63%			$243,399,700
(Cost $239,213,095)
Liabilities in Excess of Other Assets - (8.63%)			(19,326,377)

NET ASSETS - 100.00%			$224,073,323

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $22,451,665 as of June 30, 2017.

ETN	- Exchange Traded Note

PLC - Public Limited Company

ADR - American Depositary Receipt

www.bridgeway.com	11

Aggressive Investors 1 Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks (a)	$215,029,285	$—	$—	$215,029,285
Exchange Traded Note	3,405,168	—	—	3,405,168
Money Market Fund	—	1,779,367	—	1,779,367
Investments Purchased with Cash Proceeds from Securities Lending	—	23,185,880	—	23,185,880

TOTAL	$218,434,453	$24,965,247	$—	$243,399,700

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

12	Annual Report | June 30, 2017

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited)
June 30, 2017

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned +0.74%, lagging our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+1.28%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+4.30%), as well as the Russell 2000 Index (+2.46%) and the Russell Microcap Index (+3.83%). It was a poor quarter.

For the fiscal year, our Fund gained 16.88%, underperforming the CRSP Cap-Based Portfolio 10 Index (+25.94%), the Lipper Micro-Cap Stock Funds Index (+26.54%), the Russell 2000 Index (+24.60%), and the Russell Microcap Index (+27.60%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	0.74%	16.88%	10.54%	3.76%	10.13%	13.81%
CRSP Cap-Based Portfolio 10 Index	1.28%	25.94%	12.47%	6.45%	11.80%	11.94%
Russell 2000 Index	2.46%	24.60%	13.70%	6.92%	9.19%	9.45%
Russell Microcap Index	3.83%	27.60%	13.73%	5.47%	8.44%	N/A
Lipper Micro-Cap Stock Funds Index	4.30%	26.54%	13.26%	6.01%	8.69%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 799 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Ultra-Small Company Fund ranked 64th of 68 micro-cap funds for the 12 months ended June 30, 2017, 48th of 58 over the last five years, 31st of 39 over the last 10 years, and 1st of 8 since inception in August 1994. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	13

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 5, 1994 to June 30, 2017

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund’s company financial health, value metrics and price momentum exposure also lagged the benchmark and hurt relative performance. Exposure to the slightly larger stocks in CRSP’s 9th decile also detracted from relative returns. The Fund held an average of about 10% of its assets outside of the 10th CRSP decile during the quarter because of appreciation above the CRSP 10 cutoff, and these holdings underperformed the benchmark. However, the Fund’s tilt toward deeper-value stocks in the CRSP 10 universe helped relative performance.

Holdings in the Information Technology sector had a large negative impact on the Fund’s relative returns, with particular weakness in the Internet Software and Services industry group. Holdings in the Consumer Discretionary, Energy, and Consumer Staples sectors also detracted. Holdings within the Health Care sector helped relative performance, as did underweight positions in the Health Care and Energy sectors.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	91.5 Years
1 (ultra-large)	3.48%	19.07%	14.37%	7.20%	9.36%
2	2.30%	18.81%	15.96%	8.00%	10.58%
3	2.17%	19.93%	15.19%	7.88%	11.07%
4	1.56%	17.73%	14.07%	7.83%	10.85%
5	2.02%	21.73%	13.71%	8.22%	11.48%
6	2.02%	22.75%	13.69%	7.60%	11.38%
7	2.59%	27.16%	14.97%	8.78%	11.57%
8	2.06%	23.90%	13.14%	7.97%	11.51%
9	3.32%	33.89%	14.57%	7.86%	11.53%
10 (ultra-small)	1.28%	25.94%	12.47%	6.45%	13.26%

1	Performance figures are as of the period ended June 30, 2017. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

14	Annual Report | June 30, 2017

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund held an average of roughly 15% of its assets in stocks outside of the CRSP 10 index during the fiscal year. These holdings underperformed the benchmark, hurting relative results. The Fund’s three model categories also trailed the benchmark for the fiscal year, detracting from relative performance. However, the Fund’s tilt toward deeper-value stocks helped relative returns.

The Fund’s holdings in the Information Technology, Consumer Discretionary, Materials, and Energy sectors hurt returns against the index. Underweight positions in the Energy and Health Care sectors during the fiscal year helped relative performance, as did holdings in the Financials sector.

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	Sterling Construction Co., Inc.	Industrials	3.0%
2	Health Insurance Innovations, Inc., Class A	Financials	2.6%
3	Iteris, Inc.	Information Technology	2.2%
4	Cutera, Inc.	Health Care	2.2%
5	Nuvectra Corp.	Health Care	2.2%
6	RTI Surgical, Inc.	Health Care	2.1%
7	America’s Car-Mart, Inc.	Consumer Discretionary	2.0%
8	Horizon Technology Finance Corp.	Financials	2.0%
9	Willdan Group, Inc.	Industrials	1.9%
10	Shore Bancshares, Inc.	Financials	1.9%
	Total		22.1%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	15.0%	14.0%	1.0%
Consumer Staples	0.8%	3.6%	-2.8%
Energy	6.0%	8.2%	-2.2%
Financials	22.4%	19.4%	3.0%
Health Care	18.3%	18.3%	0.0%
Industrials	14.1%	11.5%	2.6%
Information Technology	19.2%	16.9%	2.3%
Materials	2.2%	3.7%	-1.5%
Real Estate	1.4%	2.0%	-0.6%
Telecommunication Services	0.7%	0.9%	-0.2%
Utilities	0.0%	1.5%	-1.5%
Liabilities in Excess of Other Assets	-0.1%	0.0%	-0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	15

Ultra-Small Company Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources, and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

16	Annual Report | June 30, 2017

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 100.01%
Consumer Discretionary - 14.98%
AMCON Distributing Co.	2,100	$218,610
America’s Car-Mart, Inc.*+	52,100	2,026,690
Beasley Broadcast Group, Inc., Class A+	31,600	309,680
bebe stores, Inc.*+	10,500	62,370
Black Diamond, Inc.*	90,519	601,951
Bon-Ton Stores, Inc. (The)*	102,000	44,625
Boot Barn Holdings, Inc.*+	90,800	642,864
Cambium Learning Group, Inc.*	20,450	103,682
China Automotive Systems, Inc.*	60,000	290,400
China XD Plastics Co., Ltd.*	86,300	405,610
Christopher & Banks Corp.*	473,000	619,630
Container Store Group, Inc. (The)*+	100,000	592,000
Diversified Restaurant Holdings, Inc.*	290,000	754,000
Educational Development Corp.+	16,400	173,840
Gaming Partners International Corp.+	13,300	159,467
Kingold Jewelry, Inc.*+	85,700	142,262
Lee Enterprises, Inc.*+	303,500	576,650
Lincoln Educational Services Corp.*	107,364	332,828
Live Ventures, Inc.*+	26,002	275,101
MCBC Holdings, Inc.*	71,800	1,403,690
McClatchy Co. (The), Class A*+	20,011	186,903
New York & Co., Inc.*	23,600	32,568
ONE Group Hospitality, Inc. (The)*	53,700	116,529
Shiloh Industries, Inc.*	10,900	127,966
SORL Auto Parts, Inc.*+	143,100	955,908
Superior Uniform Group, Inc.	18,457	412,514
Tilly’s, Inc., Class A	50,000	507,500
Town Sports International Holdings, Inc.*	217,500	1,022,250
TravelCenters of America LLC*	459,200	1,882,720
US Auto Parts Network, Inc.*	46,000	148,580

		15,129,388

Consumer Staples - 0.75%
Mannatech, Inc.	13,809	219,563
Natural Alternatives International, Inc.*	42,000	420,000
Reliv International, Inc.*+	13,755	120,906

		760,469

Industry Company	Shares	Value

Energy - 6.01%
Aemetis, Inc.*	1,300	$1,742
Aspen Aerogels, Inc.*	77,700	345,765
Comstock Resources, Inc.*+	35,900	253,813
Contango Oil & Gas Co.*	240,700	1,598,248
ENGlobal Corp.*	30,081	39,105
Gulf Island Fabrication, Inc.+	89,000	1,032,400
Independence Contract Drilling, Inc.*+	332,700	1,294,203
ION Geophysical Corp.*+	28,389	123,492
Jones Energy, Inc., Class A*+	26,100	41,760
Mitcham Industries, Inc.*	131,600	523,768
W&T Offshore, Inc.*+	233,000	456,680
Willbros Group, Inc.*	143,309	353,973

		6,064,949
Financials - 22.42%
ACNB Corp.	5,200	158,600
A-Mark Precious Metals, Inc.	94,100	1,547,004
Asta Funding, Inc.*	15,400	126,280
C&F Financial Corp.	6,852	321,359
Capitala Finance Corp.+	146,600	1,907,266
Central Federal Corp.*	47,800	99,424
Chemung Financial Corp.	1,300	53,144
Citizens First Corp.+	52	1,170
CM Finance, Inc.	172,500	1,725,000
Codorus Valley Bancorp, Inc.	31,579	896,844
Community West Bancshares	5,000	52,000
Consumer Portfolio Services, Inc.*	420,100	1,911,455
Evans Bancorp, Inc.+	3,750	149,813
First South Bancorp, Inc.	5,193	85,892
First United Corp.*	30,600	457,470
FS Bancorp, Inc.+	16,400	731,932
Health Insurance Innovations, Inc., Class A*+	112,600	2,646,100
Horizon Technology Finance Corp.+	178,200	2,019,006
KCAP Financial, Inc.+	506,800	1,789,004
Kingstone Cos., Inc.+	71,700	1,097,010
Landmark Bancorp, Inc.	1,600	49,280
Mackinac Financial Corp.	1,632	22,848
Medley Management, Inc., Class A+	13,600	88,400
MFC Industrial, Ltd.*	26,900	47,882
Monroe Capital Corp.+	12,060	183,674
MutualFirst Financial, Inc.	2,155	76,934

www.bridgeway.com	17

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Northeast Bancorp+	39,100	$795,685
Peoples Bancorp of North Carolina, Inc.	402	12,703
Provident Bancorp, Inc.*	2,600	58,500
Regional Management Corp.*	10,500	248,115
SB Financial Group, Inc.	36,822	625,606
Security National Financial Corp., Class A*	78,308	501,171
Shore Bancshares, Inc.	117,400	1,931,230
TriplePoint Venture Growth BDC Corp.+	16,900	224,939

		22,642,740

Health Care - 18.29%
American Shared Hospital Services*	100	385
Auxilio, Inc.*	171,000	779,760
Bioanalytical Systems, Inc.*	24,610	41,591
Chembio Diagnostics, Inc.*+	98,300	594,715
Chiasma, Inc.*	59,300	85,985
CombiMatrix Corp.*+	39,800	210,940
Cumberland Pharmaceuticals, Inc.*	16,400	115,948
Cutera, Inc.*	86,600	2,242,940
Digirad Corp.	91,900	372,195
Electromed, Inc.*	191,938	1,061,417
Five Star Senior Living, Inc.*	45,228	67,842
FONAR Corp.*+	59,192	1,642,578
Harvard Bioscience, Inc.*	337,200	859,860
InfuSystems Holdings, Inc.*	273,798	492,836
Juniper Pharmaceuticals, Inc.*	133,400	673,670
Kewaunee Scientific Corp.	10,200	254,490
Kindred Biosciences, Inc.*	13,900	119,540
Leap Therapeutics, Inc.*+	29,800	193,998
Mirna Therapeutics, Inc.*	14,800	25,012
Misonix, Inc.*+	28,100	271,165
Novelion Therapeutics, Inc.*+	18,600	171,678
Nuvectra Corp.*	165,500	2,197,840
Onconova Therapeutics, Inc.*+	16,700	36,072
Proteon Therapeutics, Inc.*	47,200	73,160
Retractable Technologies, Inc.*	2,677	3,427
RTI Surgical, Inc.*	358,490	2,097,167
Sientra, Inc.*+	152,300	1,480,356
Strata Skin Sciences, Inc.*	85,000	206,550
SunLink Health Systems, Inc.*	4,700	7,802
Veracyte, Inc.*	222,600	1,854,258

Industry Company	Shares	Value

Health Care (continued)
Vical, Inc.*	87,496	$237,114

		18,472,291

Industrials - 14.07%
Acme United Corp.	300	8,580
CDI Corp.*	73,000	427,050
Cenveo, Inc.*+	7,675	46,741
Chicago Rivet & Machine Co.	1,900	68,400
CompX International, Inc.	1,620	24,705
Continental Materials Corp.*	4,150	79,265
Ecology & Environment, Inc., Class A	8,092	102,364
Fuel Tech, Inc.*	51,200	43,008
Goldfield Corp. (The)*	308,200	1,695,100
Highpower International, Inc.*+	100	365
Huttig Building Products, Inc.*+	9,800	68,698
LSI Industries, Inc.	54,900	496,845
Orion Group Holdings, Inc.*	89,600	669,312
Preformed Line Products Co.	623	28,920
Radiant Logistics, Inc.*	306,600	1,649,508
RCM Technologies, Inc.*	16,100	81,305
Safe Bulkers, Inc.*	617,100	1,413,159
Sterling Construction Co., Inc.*	229,900	3,004,793
Supreme Industries, Inc., Class A	43,000	707,350
Titan Machinery, Inc.*	86,800	1,560,664
Transcat, Inc.*	200	2,430
Virco Manufacturing Corp.*	17,600	94,160
Willdan Group, Inc.*+	63,429	1,937,756

		14,210,478

Information Technology - 19.18%
Aviat Networks, Inc.*	25,013	435,226
Control4 Corp.*	33,300	653,013
Data I/O Corp.*	65,600	521,520
Determine, Inc.*	81,733	217,410
Document Security Systems, Inc.*	20,000	15,400
Echelon Corp.*	4,158	21,746
Everi Holdings, Inc.*	50,000	364,000
Global Sources, Ltd.*	5,800	116,000
GlobalSCAPE, Inc.	98,500	521,065
GSE Systems, Inc.*	8,200	24,190
Inseego Corp.*+	93,800	117,250
inTEST Corp.*	6,000	40,200
Inuvo, Inc.*	2,600	2,652

18	Annual Report | June 30, 2017

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Iteris, Inc.*+	362,102	$2,252,274
KEMET Corp.*	18,000	230,400
Lantronix, Inc.*	188,476	459,881
Marin Software, Inc.*	361,200	469,560
Napco Security Technologies, Inc.*+	109,900	1,033,060
NCI, Inc., Class A*	50,800	1,071,880
Network-1 Technologies, Inc.	312,400	1,327,700
Optical Cable Corp.*	14,200	34,790
PAR Technology Corp.*	5,800	49,474
PCM, Inc.*+	82,380	1,544,625
PC-Tel, Inc.	52,100	368,868
Planet Payment, Inc.*+	7,300	24,090
PRGX Global, Inc.*	84,400	548,600
Professional Diversity Network, Inc.*+	51,475	354,148
Rocket Fuel, Inc.*+	611,900	1,682,725
Schmitt Industries, Inc.*	2,980	5,304
Sigma Designs, Inc.*	310,200	1,814,670
Socket Mobile, Inc.*+	27,700	113,293
StarTek, Inc.*	78,600	962,064
TESSCO Technologies, Inc.	16,200	215,460
TransAct Technologies, Inc.	23,600	200,600
Travelzoo*+	29,600	324,120
UTStarcom Holdings Corp.*	48,600	113,724
Xplore Technologies Corp.*	1,200	2,340
YuMe, Inc.	236,200	1,110,140

		19,363,462

Materials - 2.24%
China Green Agriculture, Inc.*	277,400	349,524
Core Molding Technologies, Inc.*	300	6,483
Flexible Solutions International, Inc.*	4,507	8,158
Gulf Resources, Inc.*	330,400	525,336
Olympic Steel, Inc.	70,600	1,375,288

		2,264,789

Real Estate - 1.35%
American Realty Investors, Inc.*+	7,100	60,776
BRT Apartments Corp.*	23,100	181,566
Maui Land & Pineapple Co., Inc.*+	35,800	726,740
Nam Tai Property, Inc.+	48,700	389,600

		1,358,682

Industry Company	Shares	Value

Telecommunication Services - 0.72%
Alaska Communications
Systems Group, Inc.*	305,300	$671,660
Hawaiian Telcom Holdco, Inc.*	2,100	52,479

		724,139

TOTAL COMMON STOCKS - 100.01%		100,991,387
(Cost $92,210,722)

WARRANTS - 0.00%
Novelion Therapeutics, Inc. Class Action expire 12/31/21*Δ	34,500	—
Novelion Therapeutics, Inc. DOJ/SEC expire 12/31/21*Δ	34,500	—

TOTAL WARRANTS - 0.00%		—

(Cost $ - )

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	494	494

TOTAL MONEY MARKET FUND - 0.00%			494

(Cost $494)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 16.63%
Fidelity Investments Money
Market Government Portfolio Class I**	0.81%	16,790,737	16,790,737

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -16.63%			16,790,737

(Cost $16,790,737)

TOTAL INVESTMENTS - 116.64%			$117,782,618
(Cost $109,001,953)
Liabilities in Excess of Other Assets - (16.64%)			(16,798,765)

NET ASSETS - 100.00%			$100,983,853

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $16,108,711 as of June 30, 2017.

www.bridgeway.com	19

Ultra-Small Company Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

		Valuation Inputs
		Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$100,991,387	$—	$—	$100,991,387
Warrants	—	—	0	0
Money Market Fund	—	494	—	494
Investments Purchased with Cash Proceeds from Securities Lending	—	16,790,737	—	16,790,737

TOTAL	$100,991,387	$16,791,231	$0	$117,782,618

(a) - Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings. See Notes to Financial Statements.

20	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned +1.50%, outperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (+1.28%). However, the Fund underperformed our peer benchmark, the Lipper Micro-Cap Stock Funds Index (+4.30%), as well as the Russell 2000 Index (+2.46%) and the Russell Microcap Index (+3.83%). Results in this quarter were mixed.

For the fiscal year, our Fund returned +26.61%, outperforming the CRSP Cap-Based Portfolio 10 Index (+25.94%), the Lipper Micro-Cap Stock Funds Index (+26.54%) and the Russell 2000 Index (+24.60%). The Fund trailed the Russell Microcap Index (+27.60%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	1.50%	26.61%	13.81%	5.64%	10.26%	10.72%
CRSP Cap-Based Portfolio 10 Index	1.28%	25.94%	12.47%	6.45%	11.80%	10.76%
Russell 2000 Index	2.46%	24.60%	13.70%	6.92%	9.19%	7.77%
Russell Microcap Index	3.83%	27.60%	13.73%	5.47%	8.44%	N/A
Lipper Micro-Cap Stock Funds Index	4.30%	26.54%	13.26%	6.01%	8.69%	8.04%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 799 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research in Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Ultra-Small Company Market Fund ranked 23rd of 68 micro-cap funds for the 12 months ended June 30, 2017, 25th of 58 over the last five years, 23rd of 39 over the last 10 years, and 4th of 17 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	21

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2017

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund outperformed its primary benchmark largely because of our sidestepping strategies, which reduce exposure to stocks with high probability of steep price decline, major financial distress or bankruptcy. These strategies boosted relative performance by helping the Fund avoid certain stocks that posted large losses.

The Fund held an average of about 16% of its assets outside of CRSP’s 10th decile during the quarter, as certain stocks appreciated above the CRSP 10 cutoff. Performance from the Fund’s non-CRSP 10 stocks had a positive impact on relative return. Underweight exposure to the lowest-momentum stocks in the benchmark also improved the Fund’s relative performance, as that group of stocks generated a negative return.

Holdings in the Health Care and Telecommunication Services sectors helped the Fund’s relative performance, while holdings in the Information Technology sector hurt.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

			Annualized
CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	91.5 Years
1 (ultra-large)	3.48%	19.07%	14.37%	7.20%	9.36%
2	2.30%	18.81%	15.96%	8.00%	10.58%
3	2.17%	19.93%	15.19%	7.88%	11.07%
4	1.56%	17.73%	14.07%	7.83%	10.85%
5	2.02%	21.73%	13.71%	8.22%	11.48%
6	2.02%	22.75%	13.69%	7.60%	11.38%
7	2.59%	27.16%	14.97%	8.78%	11.57%
8	2.06%	23.90%	13.14%	7.97%	11.51%
9	3.32%	33.89%	14.57%	7.86%	11.53%
10 (ultra-small)	1.28%	25.94%	12.47%	6.45%	13.26%

1	Performance figures are as of the period ended June 30, 2017. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

22	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund’s sidestepping strategies helped it outperform its primary benchmark for the fiscal year. During the 12-month period, the Fund held an average of roughly 18% of its assets outside of CRSP’s 10th decile. These holdings boosted relative performance. Underweight positions in the lowest-momentum stocks in the benchmark also helped relative returns.

Holdings in the Health Care, Telecommunication Services, and Energy sectors improved the Fund’s relative performance, while holdings in the Information Technology and Materials sectors detracted.

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	Utah Medical Products, Inc.	Health Care	0.7%
2	Straight Path Communications, Inc., Class B	Telecommunication Services	0.6%
3	Calithera Biosciences, Inc.	Health Care	0.6%
4	Home Bancorp, Inc.	Financials	0.5%
5	Evolution Petroleum Corp.	Energy	0.5%
6	Marlin Business Services Corp.	Financials	0.5%
7	Cutera, Inc.	Health Care	0.5%
8	Castle Brands, Inc.	Consumer Staples	0.4%
9	Zogenix, Inc.	Health Care	0.4%
10	Southern National Bancorp of Virginia, Inc.	Financials	0.4%
	Total		5.1%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	13.4%	14.0%	-0.6%
Consumer Staples	2.7%	3.6%	-0.9%
Energy	7.1%	8.2%	-1.1%
Financials	20.5%	19.4%	1.1%
Health Care	18.5%	18.3%	0.2%
Industrials	12.4%	11.5%	0.9%
Information Technology	17.0%	16.9%	0.1%
Materials	3.4%	3.7%	-0.3%
Real Estate	1.1%	2.0%	-0.9%
Telecommunication Services	1.3%	0.9%	0.4%
Utilities	1.8%	1.5%	0.3%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	23

Ultra-Small Company Market Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

24	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 99.22%
Consumer Discretionary - 13.44%
A.H. Belo Corp., Class A	34,900	$ 191,950
AMCON Distributing Co.	3,900	405,990
Ark Restaurants Corp.	9,900	241,164
Ascent Capital Group, Inc., Class A*	61,400	943,104
AV Homes, Inc.*+	9,800	196,490
Ballantyne Strong, Inc.*	117,020	784,034
Bassett Furniture Industries, Inc.	12,234	464,280
Beasley Broadcast Group, Inc., Class A+	28,125	275,625
Black Diamond, Inc.*	69,600	462,840
Boot Barn Holdings, Inc.*+	70,000	495,600
Bravo Brio Restaurant Group, Inc.*	59,394	273,212
Build-A-Bear Workshop, Inc.*	55,500	579,975
CafePress, Inc.*	80,188	207,687
Charles & Colvard, Ltd.*	50,521	46,479
Cherokee, Inc.*+	16,100	111,895
China XD Plastics Co., Ltd.*	56,000	263,200
Christopher & Banks Corp.*	230,000	301,300
Citi Trends, Inc.	18,000	381,960
Collectors Universe, Inc.	36,960	918,456
Container Store Group, Inc. (The)*+	150,000	888,000
CSS Industries, Inc.	29,150	762,564
Culp, Inc.	13,016	423,020
Delta Apparel, Inc.*	32,988	731,674
Destination Maternity Corp.*	69,155	224,062
Destination XL Group, Inc.*	241,822	568,282
DGSE Cos., Inc.*	935	1,561
Dixie Group, Inc. (The)*	100,600	452,700
Dover Downs Gaming & Entertainment,Inc.*	92,580	102,764
Dover Motorsports, Inc.	123,396	259,132
Drive Shack, Inc.	105,000	330,750
Educational Development Corp.+	34,000	360,400
Emerson Radio Corp.*	198,100	277,340
Escalade, Inc.	39,780	521,118
EVINE Live, Inc.*	346,286	346,286
Famous Dave’s of America, Inc.*+	45,200	164,980
Gaia, Inc.*	48,400	542,080
Gaming Partners International Corp.+	56,300	675,037
Golden Entertainment, Inc.*	51,100	1,058,281
Harte-Hanks, Inc.*	213,900	220,317
Hemisphere Media Group, Inc.*+	20,000	237,000
Hooker Furniture Corp.	12,227	503,141

Industry Company	Shares	Value

Consumer Discretionary (continued)
Horizon Global Corp.*+	10,700	$ 153,652
J Alexander’s Holdings, Inc.*	83,800	1,026,550
JAKKS Pacific, Inc.*	121,400	485,600
Jamba, Inc.*+	74,462	580,059
Johnson Outdoors, Inc., Class A	24,800	1,195,608
Kirkland’s, Inc.*	82,400	847,072
Kona Grill, Inc.*+	52,500	194,250
Lakeland Industries, Inc.*+	51,557	747,576
Lee Enterprises, Inc.*+	220,000	418,000
Liberty Tax, Inc.+	52,800	683,760
Lifetime Brands, Inc.	45,000	816,750
Lincoln Educational Services Corp.*	103,400	320,540
Luby’s, Inc.*	164,500	462,245
MCBC Holdings, Inc.*	55,000	1,075,250
McClatchy Co. (The), Class A*+	19,435	181,523
Nathan’s Famous, Inc.*	12,000	756,000
National American University Holdings, Inc.+	350,988	888,000
Nevada Gold & Casinos, Inc.*+	120,000	268,800
New Home Co. Inc., (The)*	10,000	114,700
New York & Co., Inc.*	308,500	425,730
Noodles & Co.*+	111,800	436,020
P&F Industries, Inc., Class A	10,500	64,155
Papa Murphy’s Holdings, Inc.*+	10,000	43,700
Peak Resorts, Inc.+	96,000	393,600
Perry Ellis International, Inc.*	35,000	681,100
Red Lion Hotels Corp.*	112,000	823,200
Rocky Brands, Inc.	72,200	971,090
Ruby Tuesday, Inc.*	150,000	301,500
Saga Communications, Inc., Class A	16,866	771,620
Salem Media Group, Inc.	145,100	1,030,210
Shiloh Industries, Inc.*	124,293	1,459,200
Skyline Corp.*	20,100	121,002
SORL Auto Parts, Inc.*+	79,900	533,732
Stanley Furniture Co., Inc.	129,383	146,203
Stein Mart, Inc.+	160,800	271,752
Strattec Security Corp.	16,700	591,180
Superior Uniform Group, Inc.	25,000	558,750
Sypris Solutions, Inc.*	39,404	65,017
Tandy Leather Factory, Inc.*	82,000	729,800
Tilly’s, Inc., Class A	102,175	1,037,076
Town Sports International Holdings, Inc.*	173,571	815,784
Townsquare Media, Inc., Class A*	74,357	761,416

www.bridgeway.com	25

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
Trans World Entertainment Corp.*	198,403	$ 327,365
TravelCenters of America LLC*	241,800	991,380
Tuesday Morning Corp.*+	200,000	380,000
Turtle Beach Corp.*	267,416	187,191
Unique Fabricating, Inc.+	18,400	175,168
Universal Technical Institute, Inc.*+	75,000	267,750
US Auto Parts Network, Inc.*	164,751	532,146
VOXX International Corp.*	134,500	1,102,900
West Marine, Inc.	85,432	1,097,801
Xcel Brands, Inc.*	44,000	134,200
ZAGG, Inc.*	80,000	692,000

		47,332,403

Consumer Staples - 2.71%
Alico, Inc.	6,700	209,710
Arcadia Biosciences, Inc.*	40,000	18,000
Castle Brands, Inc.*+	899,187	1,546,602
CCA Industries, Inc.*+	15,752	53,557
Craft Brew Alliance, Inc.*	81,840	1,379,004
Inventure Foods, Inc.*+	115,613	498,292
Lifeway Foods, Inc.*	90,152	842,020
Limoneira Co.+	2,596	61,343
Mannatech, Inc.	13,600	216,240
Natural Alternatives International, Inc.*	29,910	299,100
Natural Grocers by Vitamin Cottage, Inc.*+	86,000	711,220
Nutraceutical International Corp.	30,000	1,249,500
Oil-Dri Corp. of America	27,500	1,155,275
Orchids Paper Products Co.+	35,000	453,250
Reed’s, Inc.*	53,700	131,565
Rocky Mountain Chocolate Factory, Inc.	30,000	354,000
Seneca Foods Corp., Class A*	7,000	217,350
United-Guardian, Inc.	10,000	154,500

		9,550,528
Energy - 7.05%
Adams Resources & Energy, Inc.	24,300	998,244
Aemetis, Inc.*	224,139	300,346
Approach Resources, Inc.*+	274,900	926,413
Aspen Aerogels, Inc.*+	215,130	957,328
Cloud Peak Energy, Inc.*	160,000	564,800

Industry Company	Shares	Value

Energy (continued)
Cobalt International Energy, Inc.*	186,700	$ 461,149
Comstock Resources, Inc.*+	85,480	604,344
Contango Oil & Gas Co.*	75,000	498,000
Dawson Geophysical Co.*	128,139	502,305
Earthstone Energy, Inc., Class A*+	62,002	620,640
Era Group, Inc.*	97,350	920,931
Evolution Petroleum Corp.+	217,123	1,758,696
EXCO Resources, Inc.*+	135,000	357,750
Gastar Exploration, Inc.*+	780,200	722,465
Geospace Technologies Corp.*	46,663	645,349
Gulf Island Fabrication, Inc.+	54,700	634,520
Harvest Natural Resources, Inc.Δ+	56,125	28,062
Hornbeck Offshore Services, Inc.*+	50,000	141,500
Independence Contract Drilling, Inc.*	148,000	575,720
ION Geophysical Corp.*+	127,816	556,000
Jones Energy, Inc., Class A*+	217,858	348,573
Lonestar Resources US, Inc., Class A*+	80,000	344,000
Mexco Energy Corp.*+	12,000	50,760
Mitcham Industries, Inc.*	141,900	564,762
Natural Gas Services Group, Inc.*	47,185	1,172,547
Northern Oil and Gas, Inc.*+	326,000	456,400
Overseas Shipholding Group, Inc., Class A*	205,000	545,300
Panhandle Oil & Gas, Inc., Class A	23,594	545,021
Parker Drilling Co.*	679,630	917,500
PetroQuest Energy, Inc.*	168,457	333,545
PHI, Inc.*	54,550	532,408
Pioneer Energy Services Corp.*	280,000	574,000
Resolute Energy Corp.*+	48,000	1,428,960
REX American Resources Corp.*	9,249	893,083
Ring Energy, Inc.*+	16,958	220,454
SAExploration Holdings, Inc.*	—	—
Superior Drilling Products, Inc.*	166,187	104,698
Uranium Energy Corp.*+	395,000	628,050
VAALCO Energy, Inc.*	237,100	221,688

26	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
W&T Offshore, Inc.*+	150,000	$ 294,000
Westmoreland Coal Co.*	77,660	378,204
Willbros Group, Inc.*	425,000	1,049,750
Zion Oil & Gas, Inc.*+	132,285	453,738

		24,832,003
Financials - 20.53%
1347 Property Insurance
Holdings, Inc.*	38,400	307,200
1st Constitution Bancorp	38,733	687,511
A-Mark Precious Metals, Inc.	44,500	731,580
American National Bankshares, Inc.	31,746	1,173,015
American River Bankshares	56,000	812,560
AmeriServ Financial, Inc.	155,671	646,035
Anchor Bancorp, Inc.*	22,000	555,500
ASB Bancorp, Inc.*+	21,000	922,950
Ashford, Inc.*	4,000	196,920
Asta Funding, Inc.*	68,400	560,880
Atlantic American Corp.	21,056	77,907
Atlantic Coast Financial Corp.*+	57,150	456,628
Atlanticus Holdings Corp.*	60,812	161,760
Auburn National Bancorporation, Inc.+	2,974	111,198
B. Riley Financial, Inc.	25,212	467,683
Bank of Commerce Holdings+	87,441	966,223
Bankwell Financial Group, Inc.	8,000	249,840
BCB Bancorp, Inc.+	55,212	844,744
C&F Financial Corp.	15,400	722,260
California First National Bancorp+	71,257	1,343,194
Capitala Finance Corp.+	81,280	1,057,453
Capstar Financial Holdings, Inc.*+	40,000	709,600
CB Financial Services, Inc.	21,700	566,370
Chemung Financial Corp.	29,998	1,226,318
Citizens Community Bancorp, Inc.	35,600	497,688
Citizens First Corp.	2,581	58,072
Citizens Holding Co.+	20,670	537,420
CM Finance, Inc.+	35,000	350,000
Codorus Valley Bancorp, Inc.	21,726	617,006
Colony Bankcorp, Inc.	22,868	313,292
Community West Bancshares	38,357	398,913
Consumer Portfolio Services, Inc.*	155,100	705,705
County Bancorp, Inc.	16,000	384,000

Industry Company	Shares	Value

Financials (continued)
Eagle Bancorp Montana, Inc.	6,289	$ 113,831
eHealth, Inc.*	70,000	1,316,000
Entegra Financial Corp.*+	26,800	609,700
ESSA Bancorp, Inc.	59,000	868,480
Evans Bancorp, Inc.+	18,701	747,105
Farmers Capital Bank Corp.	27,058	1,043,086
Federated National Holding Co.	49,012	784,192
Fifth Street Senior Floating Rate Corp.	103	839
First Acceptance Corp.*	394,700	449,958
First Bancorp, Inc.	20,800	562,848
First Bancshares, Inc. (The)+	30,094	830,594
First Bank+	19,345	225,369
First Business Financial Services, Inc.	42,308	976,469
First Financial Northwest, Inc.	47,000	758,110
First Internet Bancorp	25,000	701,250
First Northwest Bancorp*	15,000	236,550
First South Bancorp, Inc.	56,980	942,449
First United Corp.*	12,192	182,270
GAIN Capital Holdings, Inc.	94,400	588,112
Global Brokerage, Inc.*+	26,000	52,000
Great Elm Capital Group, Inc.*+	1,666	5,664
Guaranty Federal Bancshares, Inc.+	20,856	442,147
Hallmark Financial Services, Inc.*	80,400	906,108
Hawthorn Bancshares, Inc.+	26,000	540,800
Health Insurance Innovations, Inc., Class A*+	30,300	712,050
HMN Financial, Inc.*	30,000	538,500
Home Bancorp, Inc.	42,300	1,798,596
HopFed Bancorp, Inc.	32,988	485,253
Horizon Technology Finance Corp.+	20,000	226,600
Impac Mortgage Holdings, Inc.*+	60,600	916,878
Independence Holding Co.	45,743	935,444
Institutional Financial Markets, Inc.+	30,000	35,400
Investar Holding Corp.+	5,000	114,500
Investors Title Co.	6,800	1,315,392
JMP Group LLC+	96,851	528,806
KCAP Financial, Inc.+	143,900	507,967
Lake Shore Bancorp, Inc.+	22,150	351,964
Landmark Bancorp, Inc.	12,165	374,682

www.bridgeway.com	27

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Malvern Bancorp, Inc.*+	37,800	$ 905,310
Marlin Business Services Corp.	64,500	1,622,175
MBT Financial Corp.	119,185	1,156,094
Medallion Financial Corp.+	95,411	228,032
Medley Management, Inc., Class A+	48,800	317,200
Mid Penn Bancorp, Inc.	14,348	393,853
MidSouth Bancorp, Inc.+	24,700	290,225
Monroe Capital Corp.+	61,403	935,168
MSB Financial Corp./MD*	25,000	438,750
MutualFirst Financial, Inc.	38,911	1,389,123
Newtek Business Services Corp.+	18,200	296,478
Northeast Bancorp	35,000	712,250
Northrim BanCorp, Inc.	34,750	1,056,400
Norwood Financial Corp.+	8,500	359,125
Ohio Valley Banc Corp.+	19,500	702,975
Oppenheimer Holdings, Inc., Class A	46,550	763,420
Pacific Mercantile Bancorp*+	83,319	733,207
Patriot National, Inc.*+	105,000	222,600
Penns Woods Bancorp, Inc.+	16,400	675,352
Peoples Bancorp of North Carolina, Inc.+	25,301	799,512
Premier Financial Bancorp, Inc.	48,220	993,814
Provident Financial Holdings, Inc.	38,617	743,377
Pzena Investment Management, Inc., Class A	52,800	536,448
Regional Management Corp.*	47,000	1,110,610
Riverview Bancorp, Inc.	82,206	545,848
Royal Bancshares of Pennsylvania, Inc., Class A*	78,195	330,765
Safeguard Scientifics, Inc.*	19,500	232,050
Security National Financial Corp., Class A*+	53,043	339,475
Select Bancorp, Inc.*	54,676	668,141
Shore Bancshares, Inc.	42,500	699,125
SI Financial Group, Inc.	40,176	646,834
Silvercrest Asset Management Group Inc., Class A+	50,002	672,527
Southern First Bancshares, Inc.*	21,215	786,016
Southern Missouri Bancorp, Inc.	30,000	967,800

Industry Company	Shares	Value

Financials (continued)
Southern National Bancorp of Virginia, Inc.	86,194	$ 1,517,021
Summit State Bank	17,200	223,600
Sussex Bancorp+	23,000	569,250
TheStreet, Inc.*	313,634	260,316
Timberland Bancorp, Inc.+	34,222	864,790
Two River Bancorp+	39,968	743,010
Union Bankshares, Inc./Morrisville VT+	1,473	69,968
United Community Bancorp	26,200	513,520
Unity Bancorp, Inc.+	41,500	713,800
Wayne Savings Bancshares, Inc.	19,900	347,852
Western New England Bancorp, Inc.	103,362	1,049,124

		72,285,718

Health Care - 18.51%
AAC Holdings, Inc.*+	98,000	679,140
AcelRx Pharmaceuticals, Inc.*+	281,150	604,472
Actinium Pharmaceuticals, Inc.*+	290,200	354,044
AdCare Health Systems, Inc.*+	129,601	124,417
Adverum Biotechnologies, Inc.*+	183,900	459,750
Aeglea BioTherapeutics, Inc.*	75,000	288,000
Agile Therapeutics, Inc.*+	122,000	457,500
Alimera Sciences, Inc.*	260,000	361,400
Alliance HealthCare Services, Inc.*	44,936	597,649
Almost Family, Inc.*	2,400	147,960
Alphatec Holdings, Inc.*+	19,800	37,224
Altimmune, Inc.	53,002	169,606
Apollo Endosurgery, Inc.*+	20,000	160,200
Applied Genetic Technologies Corp.*	92,400	471,240
Aptevo Therapeutics, Inc.*	45,802	94,810
Aquinox Pharmaceuticals, Inc.*+	50,000	703,500
Aratana Therapeutics, Inc.*+	131,983	954,237
ArQule, Inc.*	439,393	544,847
Arrowhead Pharmaceuticals, Inc.*+	200,000	324,000
Asterias Biotherapeutics, Inc.*+	138,363	491,189
aTyr Pharma, Inc.*+	102,697	354,305
AVEO Pharmaceuticals, Inc.*	380,000	843,600
Aviragen Therapeutics, Inc.*	158,470	106,096

28	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
BioScrip, Inc.*+	423,338	$1,149,363
Bovie Medical Corp.*	59,970	148,126
Calithera Biosciences, Inc.*+	127,600	1,894,860
Cara Therapeutics, Inc.*+	80,000	1,231,200
CareDx, Inc.*	117,598	130,534
Cascadian Therapeutics, Inc.*+	247,700	920,206
Castlight Health, Inc., Class B*+	115,500	479,325
Cellular Biomedicine Group, Inc.*+	67,800	593,250
Cempra, Inc.*+	150,000	690,000
ChemoCentryx, Inc.*+	48,496	453,923
Chiasma, Inc.*	172,389	249,964
Chimerix, Inc.*	80,000	436,000
Cidara Therapeutics, Inc.*	44,000	330,000
Clearside Biomedical, Inc.*+	99,200	903,712
Conatus Pharmaceuticals, Inc.*+	113,000	650,880
Concert Pharmaceuticals, Inc.*	40,000	558,000
ConforMIS, Inc.*	159,200	682,968
Connecture, Inc.*+	205,000	126,670
Corindus Vascular Robotics, Inc.*+	500,483	930,898
Corium International, Inc.*+	152,000	1,133,920
CorMedix, Inc.*+	177,701	76,127
Cumberland Pharmaceuticals, Inc.*	202,500	1,431,675
Curis, Inc.*	80,960	153,014
Cutera, Inc.*	60,200	1,559,180
Dicerna Pharmaceuticals, Inc.*+	85,000	269,450
Digirad Corp.+	100,000	405,000
Dimension Therapeutics, Inc.*	50,800	73,660
Durect Corp.*+	458,600	715,416
Egalet Corp.*+	166,350	394,250
Eiger BioPharmaceuticals, Inc.*+	50,000	395,000
Electromed, Inc.*	50,000	276,500
Eleven Biotherapeutics, Inc.*+	65,000	102,050
Endocyte, Inc.*+	249,000	373,500
Fate Therapeutics, Inc.*+	180,000	583,200
Flex Pharma, Inc.*+	48,189	185,528
Flexion Therapeutics, Inc.*+	22,000	444,840
Fluidigm Corp.*	113,772	459,639
Fulgent Genetics, Inc.*+	3,100	19,809
Genocea Biosciences, Inc.*+	119,000	621,180

Industry Company	Shares	Value

Health Care (continued)
GlycoMimetics, Inc.*+	66,764	$ 745,086
Harvard Bioscience, Inc.*	317,017	808,393
Histogenics Corp.*	100,000	180,000
Immune Design Corp.*+	115,000	1,121,250
Infinity Pharmaceuticals, Inc.*	200,000	314,000
InfuSystems Holdings, Inc.*	259,900	467,820
InVivo Therapeutics Holdings Corp.*+	121,350	327,645
Invuity, Inc.*+	75,000	543,750
IRIDEX Corp.*+	56,900	562,741
IsoRay, Inc.*	218,700	136,688
Juniper Pharmaceuticals, Inc.*+	59,200	298,960
Kadmon Holdings, Inc.*+	193,000	750,770
Kewaunee Scientific Corp.	14,000	349,300
Kura Oncology, Inc.*+	92,200	857,460
Lantheus Holdings, Inc.*	59,802	1,055,505
Leap Therapeutics, Inc.*+	6,500	42,315
Matinas BioPharma Holdings, Inc.*+	125,000	211,250
MediciNova, Inc.*+	107,710	566,555
Minerva Neurosciences, Inc.*+	120,700	1,068,195
Mirna Therapeutics, Inc.*	45,000	76,050
Misonix, Inc.*+	25,000	241,250
NanoViricides, Inc.*+	225,000	303,750
Navidea Biopharmaceuticals, Inc.*+	548,580	279,776
Neos Therapeutics, Inc.*+	40,100	292,730
Nivalis Therapeutics, Inc.*	60,000	144,600
Novan, Inc.*	22,688	91,433
Nuvectra Corp.*	26,000	345,280
Obalon Therapeutics, Inc.*+	25,000	247,750
Ocera Therapeutics, Inc.*	56,205	65,198
Ocular Therapeutix, Inc.*+	100,000	927,000
Oncobiologics, Inc.*	113,000	114,130
Oncocyte Corp.*+	130,000	676,000
OncoMed Pharmaceuticals, Inc.*+	8,000	26,640
Oragenics, Inc.*	45,696	16,908
Pain Therapeutics, Inc.*+	40,765	167,952
Protalix BioTherapeutics, Inc.*+	271,672	227,525
Proteostasis Therapeutics, Inc.*+	59,500	278,460
pSivida Corp.*+	100,000	171,000
RadNet, Inc.*	139,800	1,083,450
REGENXBIO, Inc.*+	27,852	550,077
Retractable Technologies, Inc.*	34,000	43,520

www.bridgeway.com	29

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Rigel Pharmaceuticals, Inc.*	150,000	$ 409,500
Roka Bioscience, Inc.*	16,950	45,087
RTI Surgical, Inc.*	191,900	1,122,615
SCYNEXIS, Inc.*+	50,000	89,500
SeaSpine Holdings Corp.*+	93,600	1,078,272
Selecta Biosciences, Inc.*+	25,000	496,500
Senseonics Holdings, Inc.*+	353,400	636,120
Sientra, Inc.*+	134,200	1,304,424
Sierra Oncology, Inc.*	134,300	157,131
Syndax Pharmaceuticals, Inc.*	50,500	705,485
T2 Biosystems, Inc.*+	110,900	355,989
Tabula Rasa HealthCare, Inc.*	61,800	930,090
Tactile Systems Technology, Inc.*+	35,000	1,000,300
Tetraphase Pharmaceuticals, Inc.*+	75,000	534,750
Tracon Pharmaceuticals, Inc.*+	54,135	129,924
Utah Medical Products, Inc.	33,900	2,454,360
Veracyte, Inc.*	112,400	936,292
Verastem, Inc.*	153,900	335,502
Vital Therapies, Inc.*+	140,000	406,000
VIVUS, Inc.*	547,100	667,462
vTv Therapeutics, Inc. Class A*+	60,000	298,200
Zafgen, Inc.*+	159,785	560,845
Zogenix, Inc.*+	105,540	1,530,330
Zynerba Pharmaceuticals, Inc.*+	40,000	678,800

		65,203,643

Industrials - 12.37%
Acacia Research Corp.*	15,000	61,500
Acme United Corp.	5,000	143,000
AeroCentury Corp.*+	10,900	135,160
Air Industries Group*+	80,000	143,200
Allied Motion Technologies, Inc.	35,650	970,393
Alpha Pro Tech, Ltd.*	211,200	623,040
American Superconductor Corp.*	45,100	208,362
AMREP Corp.*	30,100	204,078
ARC Document Solutions, Inc.*	100,000	416,000
Arotech Corp.*+	121,367	430,853
BG Staffing, Inc.+	37,500	651,750
CAI International, Inc.*	48,500	1,144,600
CDI Corp.*	74,600	436,410
Celadon Group, Inc.+	55,700	175,455

Industry Company	Shares	Value

Industrials (continued)
Cenveo, Inc.*+	57,662	$ 351,162
Chicago Rivet & Machine Co.	10,000	360,000
Command Security Corp.*+	44,600	140,490
Commercial Vehicle Group, Inc.*	131,000	1,106,950
CompX International, Inc.	3,200	48,800
Covenant Transportation Group, Inc., Class A*+	20,700	362,871
CPI Aerostructures, Inc.*+	31,300	294,220
CRA International, Inc.	39,500	1,434,640
DMC Global, Inc.	69,100	905,210
Ducommun, Inc.*	27,100	855,818
Eastern Co. (The)+	33,600	1,009,680
Ecology & Environment, Inc., Class A	3,000	37,950
EnviroStar, Inc.+	35,000	946,750
Espey Manufacturing & Electronics Corp.	10,700	239,894
Franklin Covey Co.*	33,334	643,346
FreightCar America, Inc.	20,000	347,800
Fuel Tech, Inc.*	118,628	99,648
Gencor Industries, Inc.*	71,450	1,157,490
General Finance Corp.*+	136,723	704,123
Goldfield Corp. (The)*	63,480	349,140
Graham Corp.+	35,900	705,794
Great Lakes Dredge & Dock Corp.*	65,000	279,500
Hardinge, Inc.	53,300	661,986
HC2 Holdings, Inc.*	188,600	1,108,968
Highpower International, Inc.*+	50,000	182,500
Hill International, Inc.*	286,551	1,490,065
Houston Wire & Cable Co.+	59,300	311,325
Hudson Global, Inc.	304,760	408,378
Hurco Cos., Inc.	41,334	1,436,356
Innovative Solutions & Support, Inc.*	172,054	757,038
Intersections, Inc.*+	85,300	400,910
Key Technology, Inc.*	43,900	603,625
L.B. Foster Co., Class A+	39,000	836,550
L.S. Starrett Co. (The), Class A	38,136	327,970
Lawson Products, Inc.*	32,400	717,660
Layne Christensen Co.*+	36,430	320,220
LSI Industries, Inc.	20,100	181,905
Mastech Digital, Inc.*+	6,250	40,500
Miller Industries, Inc.	29,800	740,530
Northwest Pipe Co.*+	32,295	525,117
Orion Group Holdings, Inc.*	108,200	808,254

30	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
PAM Transportation Services, Inc.*	21,400	$ 405,530
Patriot Transportation Holding, Inc.*	15,000	268,050
Performant Financial Corp.*+	310,000	647,900
Perma-Pipe International Holdings, Inc.*	71,100	568,800
Preformed Line Products Co.	8,489	394,059
Radiant Logistics, Inc.*+	125,000	672,500
RCM Technologies, Inc.*	111,510	563,126
SIFCO Industries, Inc.*	53,046	352,756
Spartan Motors, Inc.	148,200	1,311,570
Sparton Corp.*	48,300	1,062,117
Sterling Construction Co., Inc.*	64,736	846,100
Supreme Industries, Inc., Class A	56,800	934,360
Tel-Instrument Electronics Corp.*+	15,000	48,000
Transcat, Inc.*+	5,000	60,750
Twin Disc, Inc.*+	56,600	913,524
Ultralife Corp.*	112,400	809,280
Versar, Inc.*	173,538	253,365
Virco Manufacturing Corp.*	14,600	78,110
Volt Information Sciences, Inc.*	181,576	717,225
Willdan Group, Inc.*+	45,000	1,374,750
Willis Lease Finance Corp.*	39,000	1,042,470
Xerium Technologies, Inc.*	33,550	241,224

		43,550,500
Information Technology - 16.99%
Aerohive Networks, Inc.*+	50,000	250,000
Agilysys, Inc.*	75,000	759,000
ALJ Regional Holdings, Inc.*+	88,000	281,600
Amber Road, Inc.*	92,800	795,296
American Software, Inc., Class A	35,700	367,353
Amtech Systems, Inc.*	57,500	485,300
AstroNova, Inc.	32,800	429,680
Aviat Networks, Inc.*+	6,186	107,636
Aware, Inc.*	6,023	31,018
AXT, Inc.*	201,006	1,276,388
Black Box Corp.	53,764	459,682
Brightcove, Inc.*	143,300	888,460
BroadVision, Inc.*+	72,749	320,096
BSQUARE Corp.*	79,500	445,200
Care.com, Inc.*	100,000	1,510,000

Industry Company	Shares	Value

Information Technology (continued)
Clearfield, Inc.*+	26,000	$ 343,200
Communications Systems, Inc.	103,800	449,454
Computer Task Group, Inc.	105,762	591,210
Concurrent Computer Corp.	75,700	510,218
Covisint Corp.*	187,200	458,640
CSP, Inc.	38,700	416,025
CyberOptics Corp.*+	42,550	878,658
DHI Group, Inc.*	15,664	44,642
Echelon Corp.*+	30,000	156,900
Edgewater Technology, Inc.*	91,212	622,978
Electro Scientific Industries, Inc.*	126,700	1,044,008
EMCORE Corp.	98,702	1,051,176
EnerNOC, Inc.*+	179,100	1,388,025
Everi Holdings, Inc.*	13,500	98,280
Exa Corp.*	74,150	1,023,270
Frequency Electronics, Inc.*+	41,000	391,140
GlobalSCAPE, Inc.	176,600	934,214
GSE Systems, Inc.*	195,125	575,619
GSI Technology, Inc.*+	161,417	1,268,738
Guidance Software, Inc.*	134,481	888,919
ID Systems, Inc.*	83,000	508,790
IEC Electronics Corp.*	73,450	264,420
Information Services Group, Inc.*	150,000	616,500
Innodata, Inc.*	294,955	516,171
Inseego Corp.*+	225,000	281,250
Intelligent Systems Corp.*	35,362	123,060
Intermolecular, Inc.*	247,600	230,268
Internap Corp.*+	233,600	857,312
inTEST Corp.*	49,500	331,650
Intevac, Inc.*	82,933	920,556
IntriCon Corp.*	21,500	172,000
Inuvo, Inc.*	265,600	270,912
iPass, Inc.*	50,000	66,000
Issuer Direct Corp.	25,000	323,750
Iteris, Inc.*+	82,520	513,274
KEMET Corp.*	6,921	88,589
Key Tronic Corp.*	57,100	404,268
KVH Industries, Inc.*	84,510	802,845
Leaf Group, Ltd.*+	107,905	841,659
Limelight Networks, Inc.*	276,537	799,192
Liquidity Services, Inc.*	102,000	647,700
Marchex, Inc., Class B*	37,400	111,452
Marin Software, Inc.*	314,000	408,200
Mattersight Corp.*+	164,896	420,485
MaxPoint Interactive, Inc.*+	30,000	221,700

www.bridgeway.com	31

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Maxwell Technologies, Inc.*+	80,000	$ 479,200
Napco Security Technologies Inc.*	81,576	766,814
NCI, Inc., Class A*	38,430	810,873
Network-1 Technologies, Inc.	50,000	212,500
Numerex Corp., Class A*+	36,008	177,519
PAR Technology Corp.*	104,750	893,518
PCM, Inc.*+	54,200	1,016,250
PC-Tel, Inc.	91,100	644,988
Perceptron, Inc.*	80,000	582,400
Pixelworks, Inc.*+	58,900	270,351
PRGX Global, Inc.*	143,100	930,150
QAD, Inc., Class B	8,250	221,512
Quantum Corp.*	31,250	244,062
QuinStreet, Inc.*	151,547	631,951
Qumu Corp.*	77,700	226,884
Radisys Corp.*	259,300	974,968
RealNetworks, Inc.*	153,800	665,954
Reis, Inc.	54,800	1,164,500
RELM Wireless Corp.+	243,744	926,227
RF Industries, Ltd.	35,000	64,750
Richardson Electronics, Ltd.	102,011	609,006
Rightside Group Ltd*	87,056	924,535
Rocket Fuel, Inc.*+	229,112	630,058
Rosetta Stone, Inc.*	103,160	1,112,065
Seachange International, Inc.*	184,000	489,440
Sigma Designs, Inc.*	128,800	753,480
SMTC Corp.*	149,000	193,700
Spark Networks, Inc.*	249,500	239,520
StarTek, Inc.*	65,000	795,600
Synacor, Inc.*	172,800	630,720
TechTarget, Inc.*	16,392	169,985
TESSCO Technologies, Inc.	44,500	591,850
TransAct Technologies, Inc.	80,688	685,848
Travelzoo*+	70,000	766,500
Tremor Video, Inc.*	460,200	1,145,898
Trio-Tech International*	6,000	29,880
Ultra Clean Holdings, Inc.*	20,000	375,000
Upland Software, Inc.*+	49,000	1,077,510
USA Technologies, Inc.*+	171,400	891,280
Vishay Precision Group, Inc.*	56,900	984,370
Wayside Technology Group, Inc.	35,298	683,016
Wireless Telecom Group, Inc.*	113,100	180,960
YuMe, Inc.	121,726	572,112

Industry Company	Shares	Value

Information Technology (continued)
Zedge, Inc., Class B*	16,855	$ 37,250
Zix Corp.*	187,582	1,067,342

		59,826,322
Materials - 3.38%
Advanced Emissions
Solutions, Inc.+	77,075	706,007
Ampco-Pittsburgh Corp.	76,499	1,128,360
BioAmber, Inc.*+	166,700	428,419
Codexis, Inc.*	232,500	1,267,125
Core Molding Technologies, Inc.*+	45,100	974,611
Flexible Solutions International, Inc.*	41,200	74,572
Friedman Industries, Inc.	57,000	323,760
Gold Resource Corp.	108,100	441,048
Gulf Resources, Inc.*	285,900	454,581
Intrepid Potash, Inc.*+	250,000	565,000
LSB Industries, Inc.*+	80,000	826,400
Marrone Bio Innovations, Inc.*+	154,908	199,831
Northern Technologies International Corp.*	13,950	222,502
Olympic Steel, Inc.	43,200	841,536
Orient Paper, Inc.*	163,811	167,087
Ryerson Holding Corp.*	37,036	366,656
Synalloy Corp.*	77,400	878,490
Trecora Resources*	30,000	337,500
Universal Stainless & Alloy Products, Inc.*+	48,286	941,577
Verso Corp., Class A*+	161,000	755,090

		11,900,152
Real Estate - 1.14%
Consolidated-Tomoka Land Co.	21,249	1,210,131
Griffin Industrial Realty, Inc.	13,905	436,200
Maui Land & Pineapple Co., Inc.*+	30,000	609,000
Stratus Properties, Inc.+	37,150	1,092,210
Transcontinental Realty Investors, Inc.*+	2,300	61,847
Trinity Place Holdings, Inc.*	85,100	605,061

		4,014,449
Telecommunication Services - 1.26%
Alaska Communications
Systems Group, Inc.*	243,000	534,600
Hawaiian Telcom Holdco, Inc.*	45,642	1,140,594

32	Annual Report | June 30, 2017

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Telecommunication Services (continued)
Ooma, Inc.*+	72,500	$ 580,000
Straight Path Communi- cations, Inc., Class B*+	12,143	2,181,490

		4,436,684

Utilities - 1.84%
Artesian Resources Corp., Class A	21,500	809,260
Cadiz, Inc.*+	71,700	967,950
Delta Natural Gas Co., Inc.	40,000	1,218,800
Gas Natural, Inc.	48,800	629,520
Genie Energy, Ltd., Class B	98,667	751,843
Global Water Resources, Inc.+	3,000	29,700
RGC Resources, Inc.+	8,000	226,640
Spark Energy, Inc., Class A+	43,000	808,400
York Water Co., (The)+	30,214	1,052,958

		6,495,071

TOTAL COMMON STOCKS - 99.22%		349,427,473

(Cost $269,271,937)

EXCHANGE TRADED FUND - 0.21%
iShares Micro-Cap ETF+	8,525	758,128

TOTAL EXCHANGE TRADED FUND - 0.21%		758,128

(Cost $218,805)

WARRANTS - 0.00%
Asterias Biotherapeutics, Inc., expire 09/29/17*+	27,672	13,836
BioTime, Inc., expire 10/01/18*+	16,058	5,299
SAExploration Series A, expire 07/27/21*Δ	848	—
SAExploration Series B, expire 07/27/21*Δ	848	—

TOTAL WARRANTS - 0.00%		19,135

(Cost $36,343)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.27%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	936,056	$ 936,056

TOTAL MONEY MARKET FUND - 0.27%			936,056

(Cost $936,056)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 18.03%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	63,491,698	63,491,698

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 18.03%			63,491,698

(Cost $63,491,698)

TOTAL INVESTMENTS - 117.73%			$ 414,632,490
(Cost $333,954,839)
Liabilities in Excess of Other Assets - (17.73%)			(62,442,577)

NET ASSETS - 100.00%			$ 352,189,913

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
Δ	Security was fair valued under procedures adopted by the Board of Directors (see Note 2).
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $59,690,789 as of June 30, 2017.

LLC - Limited Liability Company

www.bridgeway.com	33

Ultra-Small Company Market Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Common Stocks (a)	$349,399,411	$—	$28,062	$349,427,473
Exchange Traded Fund	758,128	—	—	758,128
Warrants	19,135	—	0	19,135
Money Market Fund	—	936,056	—	936,056
Investments Purchased with Cash Proceeds from Securities Lending	—	63,491,698	—	63,491,698

TOTAL	$350,176,674	$64,427,754	$28,062	$414,632,490

(a)	- Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

34	Annual Report | June 30, 2017

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned +2.28%, underperforming our primary market benchmark, the Russell 2000 Index (+2.46%).

For the fiscal year, our Fund returned +18.08%, trailing the Russell 2000 Index (+24.60%). It was a poor year on a relative basis.

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

				Annualized
	Quarter	1 Year	5 Years	Since Inception (5/28/10)

Small-Cap Momentum Fund	2.28%	18.08%	11.73%	11.78%
Russell 2000 Index	2.46%	24.60%	13.70%	12.82%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Small-Cap Momentum Fund ranked 770th of 949 small-cap core funds for the 12 months ended June 30, 2017, 521st of 680 over the last five years, and 345th of 597 such funds since inception in May 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	35

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception May 28, 2010 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Fund’s tilt toward higher-momentum stocks detracted from relative results, as lower-momentum small-cap stocks outperformed higher-momentum small-cap stocks for the quarter. Our risk-adjustment feature, which avoids some of the higher-volatility stocks in the momentum factor, helped offset some of the Fund’s underperformance. The Fund’s tilt toward shares of higher-quality companies (as measured by lower debt-to-equity ratios) also contributed positively to relative results.

Detailed Explanation of Fiscal Year Performance

The Fund’s tilt toward higher-momentum stocks weighed significantly on relative results, as higher-momentum small-cap stocks underperformed lower-momentum small-cap names for the fiscal year. The Fund’s risk-adjustment feature, which avoids some higher-volatility stocks, also detracted from relative performance for the 12-month period.

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	MasTec, Inc.	Industrials	0.9%
2	PS Business Parks, Inc.	Real Estate	0.9%
3	Chimera Investment Corp.	Financials	0.9%
4	Essent Group, Ltd.	Financials	0.9%
5	Silgan Holdings, Inc.	Materials	0.9%
6	Nu Skin Enterprises, Inc., Class A	Consumer Staples	0.9%
7	ILG, Inc.	Consumer Discretionary	0.9%
8	Brink’s Co. (The)	Industrials	0.9%
9	ICU Medical, Inc.	Health Care	0.8%
10	Cabot Corp.	Materials	0.8%
	Total		8.8%

36	Annual Report | June 30, 2017

Small-Cap Momentum Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	13.1%	12.5%	0.6%
Consumer Staples	3.8%	2.7%	1.1%
Energy	2.4%	3.6%	-1.2%
Financials	15.6%	18.1%	-2.5%
Health Care	11.0%	15.0%	-4.0%
Industrials	16.7%	14.6%	2.1%
Information Technology	20.8%	17.0%	3.8%
Materials	8.6%	4.4%	4.2%
Real Estate	4.2%	7.5%	-3.3%
Telecommunication Services	0.2%	0.9%	-0.7%
Utilities	3.4%	3.7%	-0.3%
Cash & Other Assets	0.2%	0.0%	0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	37

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value
COMMON STOCKS - 99.59%
Consumer Discretionary - 13.07%
1-800-Flowers.com, Inc., Class A*	450	$ 4,388
Aaron’s, Inc.	900	35,010
Adtalem Global Education, Inc.	800	30,360
Arcos Dorados Holdings, Inc., Class A*	1,650	12,292
AV Homes, Inc.*	300	6,015
Beazer Homes USA, Inc.*	450	6,174
Belmond, Ltd., Class A*	1,250	16,625
Big 5 Sporting Goods Corp.+	300	3,915
Bob Evans Farms, Inc.	250	17,958
Capella Education Co.	150	12,840
Career Education Corp.*	900	8,640
Century Casinos, Inc.*	300	2,211
Century Communities, Inc.*	300	7,440
Chegg, Inc.*+	1,200	14,748
Dana, Inc.	1,850	41,310
Dave & Buster’s Entertainment, Inc.*	550	36,580
Del Taco Restaurants, Inc.*	500	6,875
Fox Factory Holding Corp.*	450	16,020
Francesca’s Holdings Corp.*	450	4,923
Green Brick Partners, Inc.*	650	7,442
ILG, Inc.	1,600	43,984
iRobot Corp.*+	350	29,449
Jack in the Box, Inc.	375	36,938
Johnson Outdoors, Inc., Class A	100	4,821
KB Home	1,100	26,367
Lumber Liquidators Holdings, Inc.*	350	8,771
M/I Homes, Inc.*	300	8,565
MakeMyTrip, Ltd.*+	650	21,808
Marcus Corp. (The)	250	7,550
Monarch Casino & Resort, Inc.*	200	6,050
MSG Networks, Inc., Class A*	800	17,960
NACCO Industries, Inc., Class A	50	3,542
Nathan’s Famous, Inc.*	50	3,150
Ollie’s Bargain Outlet Holdings, Inc.*	800	34,080
PICO Holdings, Inc.*	300	5,250
Pinnacle Entertainment, Inc.*	750	14,820
Red Rock Resorts, Inc., Class A	850	20,018
SodaStream International, Ltd.*	275	14,718

Industry Company	Shares	Value

Consumer Discretionary (continued)
Standard Motor Products, Inc.	300	$ 15,666
Strayer Education, Inc.	150	13,983
Taylor Morrison Home Corp., Class A*	650	15,606
William Lyon Homes, Class A*	400	9,656
Winmark Corp.	50	6,448
ZAGG, Inc.*	350	3,028

		663,994

Consumer Staples - 3.75%
Central Garden & Pet Co., Class A*	650	19,513
Coca-Cola Bottling Co. Consolidated	100	22,887
Farmer Brothers Co.*	200	6,050
Fresh Del Monte Produce, Inc.	650	33,092
Hostess Brands, Inc.*+	1,200	19,320
J&J Snack Foods Corp.	250	33,018
John B. Sanfilippo & Son, Inc.	100	6,311
Medifast, Inc.	150	6,220
Nu Skin Enterprises, Inc., Class A	700	43,988

		190,399

Energy - 2.44%
Abraxas Petroleum Corp.*	1,950	3,159
Centennial Resource
Development, Inc., Class A*+	2,650	41,923
Cosan, Ltd., Class A	2,200	14,102
Evolution Petroleum Corp.	400	3,240
Exterran Corp.*	450	12,015
GasLog Ltd.+	1,000	15,250
Geopark, Ltd.*	750	5,662
Isramco, Inc.*+	35	4,004
Newpark Resources, Inc.*	1,050	7,718
Resolute Energy Corp.*+	300	8,931
REX American Resources Corp.*	80	7,725

		123,729

Financials - 15.56%
ACNB Corp.	100	3,050
AG Mortgage Investment Trust, Inc.	350	6,405
Anworth Mortgage Asset Corp.	1,200	7,212

38	Annual Report | June 30, 2017

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Apollo Commercial Real Estate Finance, Inc.	1,150	$ 21,332
Arbor Realty Trust, Inc.	800	6,672
Ares Commercial Real Estate Corp.	350	4,582
ARMOUR Residential REIT, Inc.+	450	11,250
Atlantic Capital Bancshares, Inc.*	350	6,650
BancFirst Corp.	200	19,320
Bank of Commerce Holdings	200	2,210
Bankwell Financial Group, Inc.	100	3,123
Bar Harbor Bankshares	200	6,164
BCB Bancorp, Inc.	150	2,295
Berkshire Hills Bancorp, Inc.	450	15,818
Blue Hills Bancorp, Inc.	350	6,265
Bryn Mawr Bank Corp.	200	8,500
Camden National Corp.	200	8,582
Carolina Financial Corp.	200	6,464
CenterState Banks, Inc.	700	17,402
Central Valley Community Bancorp	150	3,324
Chimera Investment Corp.	2,400	44,712
City Holding Co.	200	13,174
Civista Bancshares, Inc.	100	2,088
Codorus Valley Bancorp, Inc.	100	2,840
Commerce Union Bancshares, Inc.+	100	2,387
Community Bankers Trust Corp.*+	250	2,062
Community Financial Corp. (The)+	50	1,925
CYS Investments, Inc.	1,950	16,400
Employers Holdings, Inc.	400	16,920
Enova International, Inc.*	400	5,940
Enterprise Bancorp, Inc.	150	5,331
Essent Group, Ltd.*	1,200	44,568
Farmers Capital Bank Corp.	100	3,855
First Bancorp, Inc.	150	4,059
First Bancshares, Inc. (The)+	100	2,760
First Connecticut Bancorp, Inc.	200	5,130
First Financial Corp.	150	7,095
First Guaranty Bancshares, Inc.+	100	2,724
German American Bancorp, Inc.	300	10,227
Green Bancorp, Inc.*	450	8,730
Green Dot Corp., Class A*	650	25,044

Industry Company	Shares	Value

Financials (continued)
Guaranty Bancorp	350	$ 9,520
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	650	14,866
Hilltop Holdings, Inc.	1,250	32,762
Horizon Bancorp	300	7,905
Howard Bancorp, Inc.*+	100	1,925
Independence Holding Co.	200	4,090
Independent Bank Corp.	250	5,438
Independent Bank Group, Inc.	350	20,825
INTL.FCStone, Inc.*	250	9,440
Investar Holding Corp.+	100	2,290
Lakeland Bancorp, Inc.	550	10,368
Live Oak Bancshares, Inc.+	450	10,890
Marlin Business Services Corp.	150	3,772
MBT Financial Corp.	250	2,425
Mercury General Corp.+	700	37,800
Meta Financial Group, Inc.	100	8,900
Middlefield Banc Corp.+	50	2,520
MTGE Investment Corp.	600	11,280
National Bank Holdings Corp., Class A	350	11,588
National Commerce Corp.*	150	5,932
Newtek Business Services Corp.+	200	3,258
NMI Holdings, Inc., Class A*	750	8,588
Oconee Federal Financial Corp.	100	2,779
Old Line Bancshares, Inc.	150	4,227
Old Point Financial Corp.+	50	1,644
Old Second Bancorp, Inc.	400	4,620
Orchid Island Capital, Inc.+	450	4,437
Owens Realty Mortgage, Inc.	150	2,544
PennantPark Investment Corp.	900	6,651
Peoples Bancorp, Inc.	250	8,032
Peoples Financial Services Corp.+	100	4,373
Premier Financial Bancorp, Inc.	150	3,092
Provident Bancorp, Inc.*	100	2,250
QCR Holdings, Inc.	150	7,110
S&T Bancorp, Inc.	450	16,137
Safety Insurance Group, Inc.	200	13,660
Shore Bancshares, Inc.	150	2,468
SmartFinancial, Inc.*+	100	2,388
Stewart Information Services Corp.	300	13,614
Sunshine Bancorp, Inc.*+	100	2,131

www.bridgeway.com	39

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Timberland Bancorp, Inc.+	100	$ 2,527
Tiptree, Inc.	350	2,468
TriState Capital Holdings, Inc.*	350	8,820
United Community Financial Corp.	650	5,402
United Security Bancshares+	200	1,850
Unity Bancorp, Inc.	150	2,580
Univest Corp. of Pennsylvania	350	10,482
Veritex Holdings, Inc.*	200	5,266
Washington Trust Bancorp, Inc.	200	10,310
Waterstone Financial, Inc.	400	7,540
Western Asset Mortgage Capital Corp.	550	5,665
Western New England Bancorp, Inc.	400	4,060

		790,100

Health Care - 11.03%
Accelerate Diagnostics, Inc.*+	700	19,145
Achaogen, Inc.*+	450	9,778
Addus HomeCare Corp.*	150	5,580
Assembly Biosciences, Inc.*	200	4,130
AtriCure, Inc.*+	450	10,912
AxoGen, Inc.*	400	6,700
BioTelemetry, Inc.*	350	11,708
Blueprint Medicines Corp.*	500	25,335
Cardiovascular Systems, Inc.*	400	12,892
Chemed Corp.	200	40,906
CryoLife, Inc.*	350	6,982
Cutera, Inc.*	200	5,180
Foundation Medicine, Inc.*+	450	17,888
Glaukos Corp.*+	450	18,662
Haemonetics Corp.*	650	25,668
Heska Corp.*	100	10,207
HMS Holdings Corp.*	1,050	19,425
ICU Medical, Inc.*	250	43,125
Inogen, Inc.*	250	23,855
Insmed, Inc.*	800	13,728
K2M Group Holdings, Inc.*	550	13,398
Kamada, Ltd.*	450	2,700
Kura Oncology, Inc.*	250	2,325
LeMaitre Vascular, Inc.	250	7,805
National Research Corp., Class A	150	4,035

Industry Company	Shares	Value

Health Care (continued)
NxStage Medical, Inc.*	850	$ 21,310
Oxford Immunotec Global PLC*	300	5,046
Penumbra, Inc.*+	450	39,488
Phibro Animal Health Corp., Class A	250	9,262
Pulse Biosciences, Inc.*+	200	6,906
Repligen Corp.*	450	18,648
Simulations Plus, Inc.+	200	2,470
STAAR Surgical Co.*	500	5,400
Supernus Pharmaceuticals, Inc.*	650	28,015
Teladoc, Inc.*+	700	24,290
Theravance Biopharma, Inc.*+	700	27,888
Vocera Communications, Inc.*	350	9,247

		560,039

Industrials - 16.68%
AAON, Inc.	650	23,952
ABM Industries, Inc.	700	29,064
ACCO Brands Corp.*	1,400	16,310
Altra Industrial Motion Corp.	350	13,930
Argan, Inc.	200	12,000
Barnes Group, Inc.	700	40,971
Blue Bird Corp.*+	300	5,100
Brink’s Co. (The)	650	43,550
Casella Waste Systems, Inc., Class A*	500	8,205
CBIZ, Inc.*	700	10,500
China Yuchai International, Ltd.	500	9,105
Columbus McKinnon Corp.	300	7,626
CRA International, Inc.	100	3,632
Douglas Dynamics, Inc.	300	9,870
Dycom Industries, Inc.*+	400	35,808
Eastern Co. (The)	100	3,005
EnPro Industries, Inc.	275	19,627
EnviroStar, Inc.+	150	4,058
ESCO Technologies, Inc.	350	20,878
Exponent, Inc.	350	20,405
Franklin Covey Co.*	150	2,895
Gencor Industries, Inc.*	150	2,430
Gibraltar Industries, Inc.*	400	14,260
Global Brass & Copper Holdings, Inc.	300	9,165
GP Strategies Corp.*	200	5,280
Hudson Technologies, Inc.*	450	3,802

40	Annual Report | June 30, 2017

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Huttig Building Products, Inc.*	300	$ 2,103
ICF International, Inc.*	250	11,775
Insperity, Inc.	250	17,750
John Bean Technologies Corp.	400	39,200
Kennametal, Inc.	1,050	39,291
Kimball International, Inc., Class B	450	7,510
Kornit Digital, Ltd.*+	450	8,708
Lindsay Corp.+	150	13,388
Lydall, Inc.*	200	10,340
MasTec, Inc.*	1,050	47,408
Mercury Systems, Inc.*	600	25,254
Meritor, Inc.*	1,150	19,102
MSA Safety, Inc.	500	40,585
MYR Group, Inc.*	200	6,204
Navigant Consulting, Inc.*	600	11,856
Rush Enterprises, Inc., Class A*	500	18,590
Saia, Inc.*	300	15,390
SiteOne Landscape Supply, Inc.*	500	26,030
SkyWest, Inc.	650	22,815
Sterling Construction Co., Inc.*	300	3,921
Student Transportation, Inc.+	1,150	6,980
Tetra Tech, Inc.	750	34,312
Trex Co., Inc.*	375	25,372
Viad Corp.	250	11,812
Vicor Corp.*	350	6,265

		847,389

Information Technology - 20.75%
2U, Inc.*+	600	28,152
Actua Corp.*	500	7,025
Advanced Energy Industries, Inc.*	500	32,345
Alarm.com Holdings, Inc.*	600	22,578
Appfolio, Inc., Class A*	150	4,890
Applied Optoelectronics, Inc.*+	250	15,447
AudioCodes, Ltd.*	400	2,396
AVX Corp.	2,150	35,131
Axcelis Technologies, Inc.*	400	8,380
Bel Fuse, Inc., Class B	150	3,705
Benchmark Electronics, Inc.*	650	20,995
Blucora, Inc.*	550	11,660
Brooks Automation, Inc.	900	19,521

Industry Company	Shares	Value

Information Technology (continued)
Cabot Microelectronics Corp.	300	$ 22,149
Callidus Software, Inc.*	850	20,570
Camtek, Ltd.*+	450	2,174
Carbonite, Inc.*	350	7,630
CEVA, Inc.*	250	11,362
Control4 Corp.*	300	5,883
EMCORE Corp.	300	3,195
Everi Holdings, Inc.*	850	6,188
Extreme Networks, Inc.*	1,300	11,986
Five9, Inc.*	700	15,064
GSI Technology, Inc.*	250	1,965
Instructure, Inc.*	350	10,325
InterDigital, Inc.	450	34,785
Intevac, Inc.*	250	2,775
Iteris, Inc.*	400	2,488
Itron, Inc.*	500	33,875
Ituran Location And Control, Ltd.	300	9,390
Kimball Electronics, Inc.*	300	5,415
Kopin Corp.*+	950	3,524
Kulicke & Soffa Industries, Inc.*	900	17,118
Limelight Networks, Inc.*	1,400	4,046
Mesa Laboratories, Inc.	50	7,166
Methode Electronics, Inc.	450	18,540
Mimecast, Ltd.*	700	18,746
MINDBODY, Inc., Class A*	500	13,600
Nanometrics, Inc.*	300	7,587
Napco Security Technologies, Inc.*	250	2,350
Nova Measuring
Instruments, Ltd.*	350	7,732
Novanta, Inc.*	450	16,200
NVE Corp.	50	3,850
OSI Systems, Inc.*	250	18,788
Paylocity Holding Corp.*	650	29,367
PCM, Inc.*	150	2,812
Pixelworks, Inc.*+	400	1,836
Plantronics, Inc.	450	23,540
Power Integrations, Inc.	400	29,160
PROS Holdings, Inc.*	400	10,956
Q2 Holdings, Inc.*	500	18,475
QAD, Inc., Class A	250	8,012
Qualys, Inc.*	450	18,360
Radware, Ltd.*	550	9,647
RealPage, Inc.*	1,050	37,748
Rudolph Technologies, Inc.*	400	9,140
Sanmina Corp.*	950	36,195
Silicom, Ltd.	100	4,436

www.bridgeway.com	41

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
Silicon Laboratories, Inc.*	525	$ 35,884
SPS Commerce, Inc.*	200	12,752
StarTek, Inc.*	200	2,448
Telenav, Inc.*	550	4,455
TrueCar, Inc.*+	1,200	23,916
TTM Technologies, Inc.*	1,250	21,700
Tucows, Inc., Class A*+	150	8,025
Ultra Clean Holdings, Inc.*	450	8,438
Upland Software, Inc.*	250	5,498
USA Technologies, Inc.*	500	2,600
Varonis Systems, Inc.*	350	13,020
Veeco Instruments, Inc.*	500	13,925
Verint Systems, Inc.*	800	32,560
Vishay Intertechnology, Inc.	1,650	27,390
Vishay Precision Group, Inc.*	150	2,595
Wix.com, Ltd.*	580	40,368

		1,053,949

Materials - 8.58%
American Vanguard Corp.	400	6,900
Balchem Corp.	400	31,084
Cabot Corp.	800	42,744
Chase Corp.	125	13,338
Core Molding Technologies, Inc.*	100	2,161
Ferro Corp.*	1,050	19,204
GCP Applied Technologies, Inc.*	900	27,450
Greif, Inc., Class A	650	36,257
Hawkins, Inc.	150	6,952
Ingevity Corp.*	550	31,570
Innospec, Inc.	300	19,665
KMG Chemicals, Inc.	150	7,300
Koppers Holdings, Inc.*	250	9,038
Kronos Worldwide, Inc.	1,500	27,330
Materion Corp.	250	9,350
Neenah Paper, Inc.	200	16,050
Orion Engineered Carbons SA	700	13,965
Quaker Chemical Corp.	175	25,415
Silgan Holdings, Inc.	1,400	44,492
Stepan Co.	300	26,142
Tronox, Ltd., Class A	850	12,852
UFP Technologies, Inc.*	100	2,830
United States Lime & Minerals, Inc.	50	3,924

		436,013

Real Estate - 4.19%
Agree Realty Corp.	350	16,054
CareTrust REIT, Inc.	900	16,686

Industry Company	Shares	Value

Real Estate (continued)
Community Healthcare Trust, Inc.	150	$ 3,838
CorEnergy Infrastructure Trust, Inc.	150	5,038
Four Corners Property Trust, Inc.	750	18,832
FRP Holdings, Inc.*	150	6,922
Gladstone Commercial Corp.	300	6,537
InfraREIT, Inc.*	550	10,532
Jernigan Capital, Inc.	100	2,200
Maui Land & Pineapple Co., Inc.*	250	5,075
Monmouth Real Estate Investment Corp.	850	12,792
NexPoint Residential Trust, Inc.	250	6,222
PS Business Parks, Inc.	350	46,336
Summit Hotel Properties, Inc.	1,300	24,245
Terreno Realty Corp.	650	21,879
Transcontinental Realty Investors, Inc.*+	100	2,689
UMH Properties, Inc.	400	6,820

		212,697

Telecommunication Services - 0.18%
Boingo Wireless, Inc.*	500	7,480
Ooma, Inc.*	200	1,600

		9,080

Utilities - 3.36%
Cadiz, Inc.*+	250	3,375
Chesapeake Utilities Corp.	200	14,990
MGE Energy, Inc.	450	28,958
Ormat Technologies, Inc.	650	38,142
Otter Tail Corp.	500	19,800
PNM Resources, Inc.	1,000	38,250
Pure Cycle Corp.*+	300	2,325
RGC Resources, Inc.+	100	2,833
SJW Corp.	250	12,295
Unitil Corp.	200	9,662

		170,630

TOTAL COMMON STOCKS - 99.59%		5,058,019

(Cost $4,598,123)

EXCHANGE TRADED FUND - 0.50%
iShares Russell 2000 ETF	180	25,366

TOTAL EXCHANGE TRADED FUND - 0.50%		25,366

(Cost $24,465)

42	Annual Report | June 30, 2017

Small-Cap Momentum Fund
SCHEDULE OF INVESTMENTS (continued)

	Rate^	Shares	Value
INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.49%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	532,593	$532,593

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -10.49%			532,593

(Cost $ 532,593)

TOTAL INVESTMENTS - 110.58%			$5,615,978
(Cost $ 5,155,181)
Liabilities in Excess of Other Assets - (10.58%)			(537,369)

NET ASSETS - 100.00%			$5,078,609

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $519,253 as of June 30, 2017.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,058,019	$—	$—	$5,058,019
Exchange Traded Fund	25,366	—	—	25,366
Investments Purchased with Cash Proceeds from Securities Lending	—	532,593	—	532,593

TOTAL	$5,083,385	$532,593	$—	$5,615,978

See Notes to Financial Statements.

www.bridgeway.com	43

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2017, our Fund gained 3.71%, underperforming our primary market benchmark, the Russell 2000 Growth Index (+4.39%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (+4.20%). It was a weak quarter on a relative basis.

For the fiscal year, our Fund appreciated 22.97%, lagging the Russell 2000 Growth Index (+24.40%), but beating the Lipper Small-Cap Growth Funds Index (+20.55%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	3.71%	22.97%	16.65%	4.67%	7.02%
Russell 2000 Growth Index	4.39%	24.40%	13.98%	7.82%	9.00%
Lipper Small-Cap Growth Funds Index	4.20%	20.55%	12.48%	6.46%	7.70%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Small-Cap Growth Fund ranked 254th of 545 small-cap growth funds for the 12 months ended June 30, 2017, 16th of 436 over the last five years, 297th of 324 over the last 10 years, and 196th of 225 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

44	Annual Report | June 30, 2017

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Fund’s diversifying value metrics and price momentum exposure significantly underperformed the benchmark and detracted from relative results. The Fund’s tilt toward deeper value stocks across multiple value metrics also hurt relative results during a period when value stocks underperformed their growth counterparts. These losses were partly offset by our high-performing company financial health exposure, and by the Fund’s exposure to smaller stocks within the small-cap growth universe. Smaller companies in the benchmark generally delivered stronger returns for the quarter.

Holdings in the Real Estate and Financials sectors dragged down relative results, particularly investments in the Banking subsector. Holdings in the Telecommunication Services sector also had a negative impact, although an overweight allocation to the sector — the strongest performing sector of the benchmark — helped offset some of those losses. Holdings in the Health Care sector, particularly among Pharmaceutical and Biotechnology companies, added to relative results.

Detailed Explanation of Fiscal Year Performance

The Fund’s value metrics and price momentum exposure underperformed the benchmark during the 12-month period, detracting from relative results. These losses were partly offset by our company financial health exposure, which outperformed the benchmark. Relative performance also benefited from the Fund’s tilt toward deeper value stocks, as well as from exposure to smaller stocks within the small-cap growth universe. Smaller companies in the benchmark were among the strongest performers during the fiscal year.

Holdings in the Financials sector, most notably among diversified financial companies and insurers, dragged on relative performance, as did holdings in the Information Technology and Telecommunication Services sectors. Holdings in the Industrials sector added to relative results, along with holdings in the Consumer Discretionary sector, particularly among retailing companies.

www.bridgeway.com	45

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	Select Comfort Corp.	Consumer Discretionary	1.7%
2	Worthington Industries, Inc.	Materials	1.7%
3	Fabrinet	Information Technology	1.6%
4	Integrated Device Technology, Inc.	Information Technology	1.6%
5	Commercial Vehicle Group, Inc.	Industrials	1.5%
6	Trinseo SA	Materials	1.5%
7	Cempra, Inc.	Health Care	1.5%
8	Supernus Pharmaceuticals, Inc.	Health Care	1.5%
9	Radiant Logistics, Inc.	Industrials	1.5%
10	ePlus, Inc.	Information Technology	1.5%
	Total		15.6%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	17.2%	14.2%	3.0%
Consumer Staples	1.7%	2.6%	-0.9%
Energy	0.0%	1.2%	-1.2%
Financials	4.0%	6.0%	-2.0%
Health Care	22.1%	24.3%	-2.2%
Industrials	17.0%	17.4%	-0.4%
Information Technology	28.3%	24.4%	3.9%
Materials	4.1%	4.7%	-0.6%
Real Estate	4.8%	3.5%	1.3%
Telecommunication Services	0.0%	1.0%	-1.0%
Utilities	0.0%	0.7%	-0.7%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

46	Annual Report | June 30, 2017

Small-Cap Growth Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	47

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 99.19%
Consumer Discretionary - 17.20%
Big Lots, Inc.+	5,900	$ 284,970
Boyd Gaming Corp.+	26,100	647,541
Children’s Place, Inc. (The)	6,300	643,230
Dave & Buster’s Entertainment, Inc.*	9,600	638,496
Hooker Furniture Corp.	2,600	106,990
Installed Building Products, Inc.*	12,300	651,285
LCI Industries	5,300	542,720
LGI Homes, Inc.*+	11,300	454,034
Nautilus, Inc.*	19,700	377,255
Noodles & Co.*+	88,400	344,760
Papa John’s International, Inc.	6,600	473,616
Pinnacle Entertainment, Inc.*	5,900	116,584
RH*	4,500	290,340
Select Comfort Corp.*	22,500	798,525
Shutterfly, Inc.*	12,700	603,250
Tailored Brands, Inc.	10,500	117,180
Tile Shop Holdings, Inc.	29,900	617,435
ZAGG, Inc.*	34,600	299,290

		8,007,501

Consumer Staples - 1.69%
Medifast, Inc.	5,000	207,350
Tootsie Roll Industries, Inc.+	16,583	577,918

		785,268

Financials - 4.00%
Capital Bank Financial Corp., Class A	14,900	567,690
Crawford & Co., Class B	9,300	86,490
Evercore Partners, Inc., Class A	5,500	387,750
Financial Engines, Inc.+	5,300	193,980
Meridian Bancorp, Inc.	11,900	201,110
WMIH Corp.*	338,900	423,625

		1,860,645

Health Care - 22.11%
Abaxis, Inc.	2,200	116,644
BioTelemetry, Inc.*	6,000	200,700
Cambrex Corp.*	11,500	687,125
Cempra, Inc.*+	152,800	702,880
Corcept Therapeutics, Inc.*	51,700	610,060
Eagle Pharmaceuticals, Inc.*+	6,600	520,674
Emergent BioSolutions, Inc.*	19,900	674,809
Globus Medical, Inc., Class A*	18,000	596,700
HealthSouth Corp.	13,800	667,920
Landauer, Inc.	5,700	298,110

Industry Company	Shares	Value

Health Care (continued)
LHC Group, Inc.*	8,800	$ 597,432
Luminex Corp.	12,100	255,552
Masimo Corp.*	7,500	683,850
PRA Health Sciences, Inc.*	9,100	682,591
Quality Systems, Inc.*	12,100	208,241
RadNet, Inc.*	87,100	675,025
SciClone Pharmaceuticals, Inc.*	52,400	576,400
Supernus Pharmaceuticals, Inc.*	16,300	702,530
Surmodics, Inc.*	9,600	270,240
Vocera Communications, Inc.*	21,300	562,746

		10,290,229

Industrials - 16.97%
Brink’s Co. (The)	10,100	676,700
Builders FirstSource, Inc.*	11,800	180,776
Commercial Vehicle Group, Inc.*	84,400	713,180
Dycom Industries, Inc.*+	1,900	170,088
GMS, Inc.*	21,000	590,100
Hawaiian Holdings, Inc.*	2,200	103,290
HC2 Holdings, Inc.*	58,000	341,040
Healthcare Services Group, Inc.	14,600	683,718
HNI Corp.	12,200	486,414
Insperity, Inc.	2,700	191,700
Kimball International, Inc., Class B	19,300	322,117
MasTec, Inc.*	15,000	677,250
Mistras Group, Inc.*	9,400	206,518
NN, Inc.	5,300	145,485
Orion Group Holdings, Inc.*	43,300	323,451
Ply Gem Holdings, Inc.*	6,500	116,675
Radiant Logistics, Inc.*	129,200	695,096
TriNet Group, Inc.*	20,500	671,170
Wabash National Corp.+	27,500	604,450

		7,899,218

Information Technology - 28.33%
A10 Networks, Inc.*	22,800	192,432
Acacia Communications, Inc.*	5,900	244,673
Alarm.com Holdings, Inc.*	8,000	301,040
Axcelis Technologies, Inc.*	29,300	613,835
Blucora, Inc.*	16,800	356,160
Brightcove, Inc.*	43,100	267,220
Brooks Automation, Inc.	27,600	598,644
CEVA, Inc.*	14,100	640,845
Cimpress NV*+	5,600	529,368
Cirrus Logic, Inc.*	3,900	244,608

48	Annual Report | June 30, 2017

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
CommVault Systems, Inc.*	4,100	$ 231,445
Eastman Kodak Co.*+	57,200	520,520
ePlus, Inc.*	9,300	689,130
Extreme Networks, Inc.*	64,400	593,768
Fabrinet*	17,400	742,284
Fair Isaac Corp.	4,500	627,345
Five9, Inc.*	18,800	404,576
Integrated Device Technology, Inc.*	28,100	724,699
Itron, Inc.*	9,700	657,175
MAXIMUS, Inc.	10,100	632,563
MaxLinear, Inc.*	8,500	237,065
Monolithic Power Systems, Inc.	3,000	289,200
Novanta, Inc.*	7,000	252,000
RealPage, Inc.*	12,800	460,160
Rosetta Stone, Inc.*	15,900	171,402
TeleTech Holdings, Inc.	11,500	469,200
Unisys Corp.*+	45,000	576,000
Varonis Systems, Inc.*	10,100	375,720
WebMD Health Corp.*	9,300	545,445

		13,188,522

Materials - 4.12%
Koppers Holdings, Inc.*	12,200	441,030
Trinseo SA	10,300	707,610
Worthington Industries, Inc.	15,300	768,366

		1,917,006

Real Estate - 4.77%
Altisource Portfolio Solutions SA*+	30,600	667,692
HFF, Inc., Class A	3,700	128,649
LTC Properties, Inc.	3,600	185,004
National Health Investors, Inc.	6,400	506,880
Potlatch Corp.	7,600	347,320
Urban Edge Properties	16,199	384,402

		2,219,947

TOTAL COMMON STOCKS - 99.19%		46,168,336

(Cost $40,456,689)

Industry Company		Shares	Value

EXCHANGE TRADED FUND - 0.73%
iShares Russell 2000 Growth ETF+		2,000	$ 337,540

TOTAL EXCHANGE TRADED FUND - 0.73%			337,540

(Cost $310,848)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	564	564

TOTAL MONEY MARKET FUND - 0.00%			564

(Cost $564)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.76%
Fidelity Investments Money
Market Government Portfolio Class I**	0.81%	4,544,311	4,544,311

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 9.76%			4,544,311

(Cost $4,544,311)

TOTAL INVESTMENTS - 109.68%			$ 51,050,751
(Cost $45,312,412)
Liabilities in Excess of Other Assets - (9.68%)			(4,507,232)

NET ASSETS - 100.00%			$ 46,543,519

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $4,441,280 as of June 30, 2017.

www.bridgeway.com	49

Small-Cap Growth Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$46,168,336	$—	$—	$46,168,336
Exchange Traded Fund	337,540	—	—	337,540
Money Market Fund	—	564	—	564
Investments Purchased with Cash Proceeds from Securities Lending	—	4,544,311	—	4,544,311

TOTAL	$46,505,876	$4,544,875	$—	$51,050,751

See Notes to Financial Statements.

50	Annual Report | June 30, 2017

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned -0.40%, underperforming our primary market benchmark, the Russell 2000 Value Index (+0.67%), and our peer benchmark, the Lipper Small-Cap Value Funds Index (+0.57%). It was a poor quarter.

For the fiscal year, our Fund returned +20.08%, trailing the Russell 2000 Value Index (+24.86%) and the Lipper Small-Cap Value Funds Index (+22.99%).

The table below presents our June quarter, one-year, five-year, 10-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Value Fund	-0.40%	20.08%	12.28%	3.85%	7.64%
Russell 2000 Value Index	0.67%	24.86%	13.39%	5.92%	8.73%
Lipper Small-Cap Value Funds Index	0.57%	22.99%	12.53%	6.05%	8.91%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Small-Cap Value Fund ranked 191st of 295 small-cap value funds for the 12 months ended June 30, 2017, 135th of 222 over the last five years, 128th of 141 over the last 10 years, and 78th of 94 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	51

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception October 31, 2003 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Fund’s diversifying company financial health and price momentum exposure weighed heavily on relative results for the quarter, which contributed to our underperformance. Exposure to deeper value stocks across multiple value metrics also detracted from relative returns during a period when growth stocks outperformed their value counterparts. These losses were partially offset by outperformance from the Fund’s heavily weighted value metrics exposure. Our focus on smaller stocks within the small-cap value universe also had a slightly positive impact on relative performance.

Holdings in the Consumer Discretionary sector weighed on relative returns, while holdings in the Information Technology sector, particularly investments in semiconductor companies, also detracted. An underweight position and holdings in the Energy sector added to relative results, as did holdings in the Health Care sector.

Detailed Explanation of Fiscal Year Performance

The Fund’s company financial health and price momentum exposure underperformed the benchmark during the year, detracting from relative results. Exposure to deeper value stocks across multiple value metrics also hurt relative performance. However, our heavily weighted value metrics exposure made positive contributions to relative performance, as did the Fund’s tilt toward smaller stocks in the small-cap value universe. The benchmark’s smaller stocks generally outperformed larger stocks in the benchmark during the fiscal year.

An underweight position and holdings in the Financials sector, particularly among banks, detracted from relative results. Holdings in the Consumer Discretionary sector also detracted. Underweight positions and holdings in the Energy and Real Estate sectors added to relative performance, as did an overweight position and holdings in the Information Technology sector; the latter was the benchmark’s best-performing sector during the 12-month period.

52	Annual Report | June 30, 2017

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	Selective Insurance Group, Inc.	Financials	2.2%
2	Sanmina Corp.	Information Technology	2.2%
3	Central Garden & Pet Co., Class A	Consumer Staples	2.0%
4	Summit Hotel Properties, Inc.	Real Estate	1.9%
5	Walker & Dunlop, Inc.	Financials	1.8%
6	SkyWest, Inc.	Industrials	1.8%
7	Sanderson Farms, Inc.	Consumer Staples	1.8%
8	OneBeacon Insurance Group Ltd., Class A	Financials	1.8%
9	Kindred Healthcare, Inc.	Health Care	1.7%
10	ACCO Brands Corp.	Industrials	1.6%
	Total		18.8%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	11.7%	10.6%	1.1%
Consumer Staples	4.4%	2.8%	1.6%
Energy	1.6%	6.1%	-4.5%
Financials	26.4%	30.6%	-4.2%
Health Care	3.9%	5.6%	-1.7%
Industrials	16.8%	11.7%	5.1%
Information Technology	14.3%	9.5%	4.8%
Materials	8.1%	4.1%	4.0%
Real Estate	7.5%	11.6%	-4.1%
Telecommunication Services	2.2%	0.7%	1.5%
Utilities	2.0%	6.7%	-4.7%
Cash & Other Assets	1.1%	0.0%	1.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	53

Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

54	Annual Report | June 30, 2017

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 98.68%
Consumer Discretionary - 11.68%
American Axle & Manufacturing Holdings, Inc.*	26,900	$ 419,640
Big 5 Sporting Goods Corp.+	39,200	511,560
Bridgepoint Education, Inc.*	45,900	677,484
Container Store Group, Inc. (The)*	58,300	345,136
Cooper Tire & Rubber Co.	15,100	545,110
Cooper-Standard Holding, Inc.*	5,800	585,046
Dana, Inc.	32,300	721,259
Fossil Group, Inc.*+	21,500	222,525
Office Depot, Inc.	155,800	878,712
Standard Motor Products, Inc.	12,400	647,528
Tailored Brands, Inc.+	35,100	391,716
Tower International, Inc.	23,500	527,575
Weight Watchers International, Inc.*+	22,900	765,318

		7,238,609

Consumer Staples - 4.38%
Central Garden & Pet Co., Class A*	40,600	1,218,812
Sanderson Farms, Inc.	9,600	1,110,240
SUPERVALU, Inc.*	117,500	386,575

		2,715,627

Energy - 1.56%
Sanchez Energy Corp.*+	49,600	356,128
Ship Finance International, Ltd.+	44,900	610,640
Tesoro Corp.	1	84

		966,852

Financials - 26.39%
American Equity Investment Life Holding Co.	28,600	751,608
Argo Group International Holdings Ltd.	11,110	673,266
Banco Latinoamericano de Comercio Exterior SA, Class E	27,700	758,426
Banner Corp.	11,700	661,167
Capitol Federal Financial, Inc.	45,200	642,292
Employers Holdings, Inc.	18,500	782,550
Enstar Group, Ltd.*	2,900	576,085
First BanCorp Puerto Rico*	129,500	749,805
Heartland Financial USA, Inc.	12,400	584,040

Industry Company	Shares	Value

Financials (continued)
Investors Bancorp, Inc.	60,800	$ 812,288
Kearny Financial Corp.	55,400	822,690
National Western Life Group, Inc., Class A	2,600	831,012
Nationstar Mortgage Holdings, Inc.*	26,700	477,663
Nelnet, Inc., Class A	19,700	926,097
Northwest Bancshares, Inc.	49,300	769,573
Ocwen Financial Corp.*+	132,000	355,080
OneBeacon Insurance Group Ltd., Class A	60,220	1,097,810
Safety Insurance Group, Inc.	9,800	669,340
Selective Insurance Group, Inc.	27,500	1,376,375
TriState Capital Holdings, Inc.*	35,600	897,120
Walker & Dunlop, Inc.*	23,400	1,142,622

		16,356,909

Health Care - 3.87%
Community Health Systems, Inc.*	47,900	477,084
Kindred Healthcare, Inc.	87,800	1,022,870
LHC Group, Inc.*	13,200	896,148

		2,396,102

Industrials - 16.80%
ABM Industries, Inc.	18,500	768,120
ACCO Brands Corp.*	85,600	997,240
Aircastle, Ltd.	27,100	589,425
EMCOR Group, Inc.	10,100	660,338
GATX Corp.+	13,100	841,937
Greenbrier Companies., Inc. (The)+	19,700	911,125
Kratos Defense & Security Solutions, Inc.*	72,200	857,014
MasTec, Inc.*	11,200	505,680
Meritor, Inc.*	41,600	690,976
Radiant Logistics, Inc.*	96,300	518,094
Rush Enterprises, Inc., Class A*	12,600	468,468
SkyWest, Inc.	31,700	1,112,670
Tetra Tech, Inc.	16,600	759,450
UniFirst Corp.	5,200	731,640

		10,412,177

Information Technology - 14.31%
AVX Corp.	41,100	671,574
Benchmark Electronics, Inc.*	25,100	810,730
Cirrus Logic, Inc.*	9,600	602,112

www.bridgeway.com	55

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
ePlus, Inc.*	10,200	$ 755,820
Extreme Networks, Inc.*	67,000	617,740
NETGEAR, Inc.*	9,300	400,830
Rosetta Stone, Inc.*	28,400	306,152
Sanmina Corp.*	35,900	1,367,790
Sykes Enterprises, Inc.*	14,400	482,832
Systemax, Inc.	300	5,640
Tech Data Corp.*	7,700	777,700
TTM Technologies, Inc.*	36,100	626,696
Unisys Corp.*+	55,800	714,240
Vishay Intertechnology, Inc.	44,100	732,060

		8,871,916

Materials - 8.05%
Cliffs Natural Resources, Inc.*+	101,100	699,612
Materion Corp.	20,000	748,000
Rayonier Advanced Materials, Inc.+	62,800	987,216
Ryerson Holding Corp.*	63,900	632,610
Schnitzer Steel Industries, Inc., Class A	31,100	783,720
Stepan Co.	3,700	322,418
SunCoke Energy, Inc.*	74,700	814,230

		4,987,806

Real Estate - 7.48%
CBL & Associates Properties, Inc.+	87,600	738,468
Cousins Properties, Inc.	90,600	796,374
Farmland Partners, Inc.+	23,100	206,514
Healthcare Realty Trust, Inc.	24,200	826,430
Monogram Residential Trust, Inc.	92,500	898,175
Summit Hotel Properties, Inc.	62,800	1,171,220

		4,637,181

Telecommunication Services - 2.20%
ATN International, Inc.	9,000	615,960
Intelsat SA*+	113,400	347,004
Windstream Holdings, Inc.+	103,100	400,028

		1,362,992

Utilities - 1.96%
ALLETE, Inc.	8,500	609,280
NorthWestern Corp.	9,900	604,098

		1,213,378

TOTAL COMMON STOCKS - 98.68%		61,159,549

(Cost $53,614,294)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.04%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	6,844,975	$ 6,844,975

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 11.04%			6,844,975

(Cost $6,844,975)

TOTAL INVESTMENTS - 109.72%			$ 68,004,524
(Cost $60,459,269)
Liabilities in Excess of Other Assets - (9.72%)			(6,023,818)

NET ASSETS - 100.00%			$ 61,980,706

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $6,536,979 as of June 30, 2017.

56	Annual Report | June 30, 2017

Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$61,159,549	$—	$ —	$61,159,549
Investments Purchased with Cash Proceeds from Securities Lending	—	6,844,975	—	6,844,975

TOTAL	$61,159,549	$6,844,975	$ —	$68,004,524

See Notes to Financial Statements

www.bridgeway.com	57

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned +1.56%, underperforming our primary market benchmark, the S&P 500 Index (+3.09%), our peer benchmark, the Lipper Large-Cap Core Funds Index (+2.97), and the Russell Top 50 Mega Cap Index (+2.56). It was a poor quarter on a relative basis.

For the fiscal year, our Fund was up 14.33%, trailing the S&P 500 Index (+17.90%), the Lipper Large-Cap Core Funds Index (+18.73%), and the Russell Top 50 Mega Cap Index (+16.90%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	1.56%	14.33%	13.54%	7.21%	7.80%	6.93%
S&P 500 Index	3.09%	17.90%	14.63%	7.18%	8.34%	6.77%
Russell Top 50 Mega Cap Index	2.56%	16.90%	13.53%	6.78%	7.35%	5.71%
Lipper Large-Cap Core Funds Index	2.97%	18.73%	13.73%	6.39%	7.37%	5.96%
Bridgeway Ultra-Large 35 Index	1.62%	14.65%	13.77%	7.47%	8.03%	7.12%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Blue Chip 35 Index Fund ranked 636th of 834 large-cap core funds for the 12 months ended June 30, 2017, 353rd of 675 over the last five years, 99th of 526 over the last 10 years, and 43rd of 156 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

58	Annual Report | June 30, 2017

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception July 31, 1997 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Fund’s size tilt detracted from results relative to the S&P 500 when measuring by market cap deciles. Our equal weight design and discipline of rebalancing to maintain equal weighting also detracted from relative performance. Rebalancing entails trimming positions that have performed well in recent months and adding names that recently have underperformed.

Holdings in the Health Care and Information Technology sectors detracted from relative performance, as did overweight positions in the Energy and Telecommunication Services sectors. Holdings in the Consumer Discretionary sector boosted relative returns.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

				Annualized
CRSP Decile[1]	Quarter	6 Months	1 Year	5 Years	10 Years	91.5 Years
1 (ultra-large)	3.48%	9.97%	19.07%	14.37%	7.20%	9.36%
2	2.30%	8.18%	18.81%	15.96%	8.00%	10.58%
3	2.17%	8.62%	19.93%	15.19%	7.88%	11.07%
4	1.56%	6.17%	17.73%	14.07%	7.83%	10.85%
5	2.02%	6.37%	21.73%	13.71%	8.22%	11.48%
6	2.02%	6.11%	22.75%	13.69%	7.60%	11.38%
7	2.59%	5.20%	27.16%	14.97%	8.78%	11.57%
8	2.06%	2.38%	23.90%	13.14%	7.97%	11.51%
9	3.32%	4.09%	33.89%	14.57%	7.86%	11.53%
10 (ultra-small)	1.28%	3.90%	25.94%	12.47%	6.45%	13.26%

1     Performance figures are as of the period ended June 30, 2017. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	59

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

The Fund’s size tilt detracted from results relative to the S&P 500 when measuring by market cap deciles. Exposure to less risky, lower beta stocks also hurt relative performance, as the benchmark’s higher beta stocks outperformed during the year. Our equal weight design and discipline of rebalancing to maintain equal weighting detracted from relative returns for the fiscal year.

Holdings in the Industrials, Health Care, and Information Technology sectors detracted from relative performance. Overweight positions in the lagging Telecommunication Services and Energy sectors also hurt relative performance. Holdings in the Consumer Discretionary and Financials sectors helped relative performance.

60	Annual Report | June 30, 2017

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year June 30, 2017:

Rank	Company	Industry	% Contribution to Return
1	Bank of America Corp.	Financials	2.4%
2	Apple, Inc.	Information Technology	1.6%
3	Microsoft Corp.	Information Technology	1.3%
4	JPMorgan Chase & Co.	Financials	1.3%
5	Amazon.com, Inc.	Consumer Discretionary	1.2%
6	Visa Inc., Class A	Information Technology	1.0%
7	McDonald’s Corp.	Consumer Discretionary	0.7%
8	Oracle Corp.	Information Technology	0.6%
9	Wells Fargo & Co.	Financials	0.6%
10	Comcast Corp., Class A	Consumer Discretionary	0.6%
11	Alphabet Inc., Class A	Information Technology	0.6%
12	United Technologies Corp.	Industrials	0.5%
13	Alphabet Inc., Class C	Information Technology	0.5%
14	3M Co.	Industrials	0.5%
15	Berkshire Hathaway, Inc., Class B	Financials	0.5%
16	Merck & Co., Inc.	Health Care	0.4%
17	Cisco Systems, Inc.	Information Technology	0.4%
18	Walt Disney Co. (The)	Consumer Discretionary	0.3%
19	PepsiCo, Inc.	Consumer Staples	0.3%
20	Johnson & Johnson	Health Care	0.3%
21	QUALCOMM, Inc.	Information Technology	0.3%
22	International Business Machines Corp.	Information Technology	0.2%
23	Intel Corp.	Information Technology	0.2%
24	United Parcel Service Inc., Class B	Industrials	0.2%
25	Proctor & Gamble Co. (The)	Consumer Staples	0.2%
26	Wal-Mart Stores, Inc.	Consumer Staples	0.2%
27	Chevron Corp.	Energy	0.2%
28	ConocoPhillips	Energy	0.1%
29	Coca-Cola Co. (The)	Consumer Staples	0.0%
30	Pfizer, Inc.	Health Care	-0.1%
31	AT&T, Inc.	Telecommunication Services	-0.2%
32	General Electric Co.	Industrials	-0.3%
33	Exxon Mobil Corp.	Energy	-0.3%
34	Schlumberger, Ltd.	Energy	-0.3%
35	Gilead Sciences, Inc.	Health Care	-0.4%
36	Verizon Communications, Inc.	Telecommunication Services	-0.5%
37	CVS Health Corp.	Consumer Staples	-0.5%

www.bridgeway.com	61

Blue Chip 35 Index Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.8%	12.3%	-0.5%
Consumer Staples	12.2%	9.0%	3.2%
Energy	9.9%	6.0%	3.9%
Financials	12.4%	14.5%	-2.1%
Health Care	9.8%	14.5%	-4.7%
Industrials	10.0%	10.3%	-0.3%
Information Technology	28.9%	22.4%	6.5%
Materials	0.0%	2.8%	-2.8%
Real Estate	0.0%	2.9%	-2.9%
Telecommunication Services	4.9%	2.1%	2.8%
Utilities	0.0%	3.2%	-3.2%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

62	Annual Report | June 30, 2017

Blue Chip 35 Index Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 99.97%
Consumer Discretionary - 11.82%
Amazon.com, Inc.*	22,900	$ 22,167,200
Comcast Corp., Class A	350,250	13,631,730
McDonald’s Corp.	104,100	15,943,956
Walt Disney Co. (The)	125,500	13,334,375

		65,077,261

Consumer Staples - 12.24%
Coca-Cola Co. (The)	298,514	13,388,353
CVS Health Corp.	168,350	13,545,441
PepsiCo, Inc.	118,305	13,663,045
Procter & Gamble Co. (The)	153,326	13,362,361
Wal-Mart Stores, Inc.	178,069	13,476,262

		67,435,462

Energy - 9.90%
Chevron Corp.	128,295	13,385,017
ConocoPhillips	312,865	13,753,545
Exxon Mobil Corp.	167,237	13,501,043
Schlumberger, Ltd.	211,300	13,911,992

		54,551,597

Financials - 12.42%
Bank of America Corp.	918,808	22,290,282
Berkshire Hathaway, Inc., Class B*	79,350	13,439,510
JPMorgan Chase & Co.	192,895	17,630,603
Wells Fargo & Co.	271,559	15,047,084

		68,407,479

Health Care - 9.79%
Gilead Sciences, Inc.	188,850	13,366,803
Johnson & Johnson	102,402	13,546,761
Merck & Co., Inc.	205,835	13,191,965
Pfizer, Inc.	411,644	13,827,122

		53,932,651

Industrials - 9.96%
3M Co.	66,100	13,761,359
General Electric Co.	511,943	13,827,580
United Parcel Service, Inc., Class B	125,163	13,841,776
United Technologies Corp.	110,130	13,447,974

		54,878,689

Information Technology - 28.91%
Alphabet, Inc., Class A*	11,870	11,035,302
Alphabet, Inc., Class C*	12,059	10,958,375
Apple, Inc.	154,950	22,315,899
Cisco Systems, Inc.	428,958	13,426,385
Intel Corp.	395,343	13,338,873

Industry Company	Shares	Value

Information Technology (continued)
International Business Machines Corp.	86,067	$13,239,687
Microsoft Corp.	322,695	22,243,366
Oracle Corp.	347,213	17,409,260
QUALCOMM, Inc.	239,400	13,219,668
Visa, Inc., Class A	235,300	22,066,434

		159,253,249

Telecommunication Services - 4.93%
AT&T, Inc.	353,725	13,346,044
Verizon Communications, Inc.	309,589	13,826,245

		27,172,289

TOTAL COMMON STOCKS - 99.97%		550,708,677

(Cost $304,636,269)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	952	952

TOTAL MONEY MARKET FUND - 0.00%			952

(Cost $952)

TOTAL INVESTMENTS - 99.97%			$ 550,709,629
(Cost $304,637,221)
Other Assets in Excess of Liabilities - 0.03%			192,216

NET ASSETS - 100.00%			$ 550,901,845

*	Non-income producing security.
^	Rate disclosed as of June 30, 2017.

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$550,708,677	$—	$ —	$550,708,677
Money Market Fund	—	952	—	952

TOTAL	$550,708,677	$952	$ —	$550,709,629

See Notes to Financial Statements.

www.bridgeway.com	63

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned +0.89%, underperforming our primary market benchmark, the S&P 500 Index (+3.09%) and our peer benchmark, the Lipper Balanced Funds Index (+2.52%). In the second quarter of 2017, Bloomberg discontinued the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index, and that index will no longer appear as a performance benchmark. The Fund performed in line with its design during the quarter, as discussed in Detailed Explanation of Quarterly Performance on page 65.

For the fiscal year, our Fund returned +4.59%, trailing the S&P 500 Index (+17.90%) and the Lipper Balanced Funds Index (+10.80%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	0.89%	4.59%	4.63%	2.76%	4.24%	3.92%
S&P 500 Index	3.09%	17.90%	14.63%	7.18%	8.34%	6.48%
Lipper Balanced Funds Index	2.52%	10.80%	8.53%	5.11%	6.41%	5.48%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, the Managed Volatility Fund ranked 252nd of 323 Alternative Long/ Short Equity funds for the 12 months ended June 30, 2017, 68th of 108 over the past five years, 17th of 38 over the last 10 years, and 5th of 12 funds since inception on June 30, 2001. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2017, Managed Volatility Fund ranked 93rd of 114 Option Writing funds for the 12 months ended June 30, 2017, 23rd of 27 over the past five years, and 2nd of 6 over the last 10 years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns.

64	Annual Report | June 30, 2017

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception June 30, 2001 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Fund failed to capture 40% of the S&P 500’s return during the quarter. The portfolio’s futures component was the largest detractor from relative performance, contributing about -0.7% to the Fund’s return. However, this performance was in line with expectations during a quarter characterized by a rising equity market.

The portfolio’s equities component delivered positive absolute performance, but underperformed the benchmark and contributed about 1.1% to the Fund’s return. The portfolio’s options component contributed roughly 0.5% to the Fund’s return, while the portfolio’s fixed income component was essentially flat for the quarter.

For the quarter, the Fund had a standard deviation of 0.18, which was 39% of the index’s 0.46 standard deviation during the same period.

Detailed Explanation of Fiscal Year Performance

The Fund failed to capture 40% of the S&P 500’s return for the 12-month period. The portfolio’s futures component was the largest detractor from relative performance, contributing about -3.2% to the Fund’s return. This performance was in line with expectations during a fiscal year characterized by a rising equity market, low interest rates, and low levels of volatility.

The portfolio’s fixed income and options components also detracted from relative performance, contributing roughly -0.2% and -0.1% to the Fund’s return, respectively. The portfolio’s equities component delivered positive absolute performance, but underperformed the benchmark and contributed about 8.4% to the Fund’s return.

For the 12-month period, the Fund had a standard deviation of 2.99, which was 36% of the index’s 8.29 standard deviation during the same period. The Fund continues to perform as designed, particularly over longer time horizons. For the 10 year and since inception periods, the Fund has captured roughly 38% and 60%, respectively, of the S&P 500 Index’s returns, with standard deviations roughly 44% of the index’s for the respective periods.

www.bridgeway.com	65

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Equity Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	Procter & Gamble Co.(The)	Consumer Staples	1.6%
2	Kellogg Co.	Consumer Staples	1.4%
3	Amazon.com, Inc.	Consumer Discretionary	1.3%
4	HCA Healthcare, Inc.	Health Care	1.3%
5	Fiat Chrysler Automobiles NV	Consumer Discretionary	1.2%
6	General Motors Co.	Consumer Discretionary	1.1%
7	United Rentals, Inc.	Industrials	1.1%
8	Gilead Sciences, Inc.	Health Care	1.1%
9	Occidental Petroleum Corp.	Energy	1.1%
10	Goldcorp, Inc.	Materials	1.0%
	Total		12.2%

Industry Sector Representation as of June 30, 2017

Asset Type	% of Net Assets
Common Stock	59.6%
Consumer Discretionary	9.1%
Consumer Staples	6.7%
Energy	4.7%
Financials	7.1%
Health Care	8.8%
Industrials	6.7%
Information Technology	10.2%
Materials	2.3%
Real Estate	1.4%
Telecommunication Services	1.3%
Utilities	1.3%
U.S. Government Obligations	38.3%
Call Options Written	-0.7%
Put Options Written	-0.5%
Money Market Fund	4.4%
Liabilities in Excess of Other Assets	-1.1%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options,

66	Annual Report | June 30, 2017

Managed Volatility Fund
MANAGER’S COMMENTARY (Unaudited) (continued)

futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	67

Managed Volatility Fund
SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 59.61%
Consumer Discretionary - 9.11%
Adient PLC	495	$32,363
Amazon.com, Inc.*	500	484,000
AutoZone, Inc.*	300	171,138
Carnival Corp.	600	39,342
Comcast Corp., Class A#	2,500	97,300
Delphi Automotive PLC#	500	43,825
Dollar General Corp.	500	36,045
Fiat Chrysler Automobiles NV*#	40,000	425,200
Ford Motor Co.	2,900	32,451
General Motors Co.#	12,000	419,160
Goodyear Tire & Rubber Co. (The)	200	6,992
Hasbro, Inc.#	1,000	111,510
Lear Corp.#	1,100	156,288
McDonald’s Corp.	500	76,580
NIKE, Inc., Class B#	1,500	88,500
Nordstrom, Inc.#	2,000	95,660
Omnicom Group, Inc.#	1,200	99,480
Priceline Group, Inc. (The)*	100	187,052
Ross Stores, Inc.#	1,100	63,503
Scripps Networks Interactive, Inc., Class A#	1,000	68,310
Starbucks Corp.#	1,400	81,634
Target Corp.#	1,200	62,748
Time Warner, Inc.#	933	93,683
Twenty-First Century Fox, Inc., Class A#	1,200	34,008
Viacom, Inc., Class B#	4,000	134,280
Walt Disney Co. (The)#	900	95,625
Wynn Resorts, Ltd.	200	26,824
Yum China Holdings, Inc.*#	1,100	43,373
Yum! Brands, Inc.	300	22,128

		3,329,002

Consumer Staples - 6.74%
Archer-Daniels-Midland Co.#	2,000	82,760
Campbell Soup Co.#	1,900	99,085
Coca-Cola Co. (The)	900	40,365
Colgate-Palmolive Co.	700	51,891
Constellation Brands, Inc., Class A	500	96,865
Costco Wholesale Corp.	700	111,951
CVS Health Corp.#	900	72,414
General Mills, Inc.#	1,600	88,640
JM Smucker Co. (The)#	1,000	118,330
Kellogg Co.#	7,500	520,950
Kimberly-Clark Corp.#	1,100	142,021
Kroger Co. (The)#	1,200	27,984
Mondelez International, Inc. Class A#	3,600	155,484
PepsiCo, Inc.#	1,300	150,137

Industry Company	Shares	Value

Consumer Staples (continued)
Procter & Gamble Co. (The)#	6,600	$575,190
Wal-Mart Stores, Inc.#	1,700	128,656

		2,462,723

Energy - 4.67%
Anadarko Petroleum Corp.#	1,000	45,340
Chesapeake Energy Corp.*#	20,000	99,400
Chevron Corp.#	1,778	185,499
ConocoPhillips#	1,287	56,576
EOG Resources, Inc.#	800	72,416
Exxon Mobil Corp.#	2,700	217,971
Halliburton Co.	1,000	42,710
Helmerich & Payne, Inc.#+	1,000	54,340
Kinder Morgan, Inc.#	2,600	49,816
Marathon Petroleum Corp.#	1,700	88,961
Occidental Petroleum Corp.#	6,700	401,129
Phillips 66	593	49,035
Transocean, Ltd.*#	30,000	246,900
Valero Energy Corp.#	1,400	94,444

		1,704,537

Financials - 7.07%
Allstate Corp. (The)#	900	79,596
American Express Co.#	1,800	151,632
Aon PLC#	1,100	146,245
Bank of America Corp.#	3,900	94,614
BB&T Corp.#	1,100	49,951
Berkshire Hathaway, Inc., Class B*#	800	135,496
BlackRock, Inc.	300	126,723
Capital One Financial Corp.	700	57,834
Charles Schwab Corp. (The)#	1,800	77,328
Chubb, Ltd.#	361	52,482
Citigroup, Inc.#	2,810	187,933
Comerica, Inc.#	1,100	80,564
Goldman Sachs Group, Inc. (The)	500	110,950
Huntington Bancshares, Inc.	3,200	43,264
JPMorgan Chase & Co.#	1,800	164,520
KeyCorp	4,800	89,952
Marsh & McLennan Cos., Inc.	300	23,388
Morgan Stanley#	3,300	147,048
PNC Financial Services Group, Inc. (The)#	1,000	124,870
Progressive Corp. (The)#	2,220	97,880
S&P Global, Inc.	500	72,995
State Street Corp.#	1,000	89,730
U.S. Bancorp#	1,900	98,648

68	Annual Report | June 30, 2017

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Unum Group#	1,600	$74,608
Wells Fargo & Co.#	3,671	203,410

		2,581,661

Health Care - 8.82%
Abbott Laboratories#	1,300	63,193
AbbVie, Inc.#	2,000	145,020
Allergan PLC	300	72,927
Amgen, Inc.#	1,100	189,453
Baxter International, Inc.#	900	54,486
Becton Dickinson & Co.	520	101,457
Biogen, Inc.*	600	162,816
Bioverativ, Inc.*	300	18,051
Bristol-Myers Squibb Co.#	2,179	121,414
C.R. Bard, Inc.	700	221,277
Celgene Corp.*#	1,100	142,857
Danaher Corp.#	1,700	143,463
DaVita, Inc.*#	1,100	71,236
Express Scripts Holding Co.*#	1,734	110,699
Gilead Sciences, Inc.#	5,700	403,446
HCA Healthcare, Inc.*#	5,300	462,160
Johnson & Johnson#	1,300	171,977
Merck & Co., Inc.#	2,200	140,998
Pfizer, Inc.#	3,600	120,924
Shire PLC, ADR	192	31,732
Stryker Corp.	660	91,595
Thermo Fisher Scientific, Inc.	500	87,235
UnitedHealth Group, Inc.	500	92,710

		3,221,126

Industrials - 6.74%
3M Co.	800	166,552
AerCap Holdings NV*#	1,100	51,073
Deere & Co.	400	49,436
Emerson Electric Co.#	1,500	89,430
FedEx Corp.#	1,000	217,330
General Electric Co.	2,900	78,329
Honeywell International, Inc.	800	106,632
Johnson Controls International PLC#	1,454	63,045
Lockheed Martin Corp.	570	158,238
Northrop Grumman Corp.#	1,100	282,381
NOW, Inc.*	200	3,216
Raytheon Co.	600	96,888
Southwest Airlines Co.#	1,400	86,996
Union Pacific Corp.#	800	87,128
United Continental Holdings, Inc.*#	4,000	301,000
United Rentals, Inc.*#	3,600	405,756
United Technologies Corp.#	1,140	139,205

Industry Company	Shares	Value

Industrials (continued)
Waste Management, Inc.#	1,100	$80,685

		2,463,320

Information Technology - 10.23%
Adobe Systems, Inc.*#	800	113,152
Alphabet, Inc., Class A*	260	241,717
Alphabet, Inc., Class C*	260	236,270
Apple, Inc.#	2,100	302,442
Applied Materials, Inc.#	1,600	66,096
Automatic Data Processing, Inc.	600	61,476
Cisco Systems, Inc.#	6,000	187,800
Citrix Systems, Inc.*#	1,100	87,538
Cognizant Technology Solutions Corp., Class A#	1,600	106,240
Cree, Inc.*#	2,000	49,300
Dell Technologies, Inc. - VMware Inc.*	222	13,566
DXC Technology Co.	172	13,181
eBay, Inc.*#	1,000	34,920
Electronic Arts, Inc.*#	800	84,576
Facebook, Inc., Class A*	2,000	301,960
Hewlett Packard Enterprise Co.#	2,000	33,180
HP, Inc.#	2,900	50,692
Intel Corp.#	3,400	114,716
International Business Machines Corp.#	1,300	199,979
Intuit, Inc.	400	53,124
Juniper Networks, Inc.#	3,900	108,732
LogMeIn, Inc.	189	19,753
Mastercard, Inc., Class A#	800	97,160
Micron Technology, Inc.*#	3,900	116,454
Microsoft Corp.#	2,600	179,218
Oracle Corp.	1,260	63,176
PayPal Holdings, Inc.*	700	37,569
QUALCOMM, Inc.#	1,000	55,220
salesforce.com, Inc.*	1,900	164,540
Texas Instruments, Inc.#	1,370	105,394
Visa, Inc., Class A#	3,700	346,986
Western Digital Corp.#	1,010	89,486

		3,735,613

Materials - 2.29%
AdvanSix, Inc.*	48	1,500
Dow Chemical Co. (The)#	1,300	81,991
Goldcorp, Inc.#	28,000	361,480
International Paper Co.#	1,000	56,610
LyondellBasell Industries NV, Class A	500	42,195
Monsanto Co.	600	71,016
Praxair, Inc.	600	79,530

www.bridgeway.com	69

Managed Volatility Fund
SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Materials (continued)
Sherwin-Williams Co. (The)	400	$140,384

		834,706

Real Estate - 1.39%
American Tower Corp.#	800	105,856
Crown Castle International Corp.#	800	80,144
Public Storage#	1,000	208,530
Simon Property Group, Inc.	700	113,232

		507,762

Telecommunication Services - 1.30%
AT&T, Inc.#	6,700	252,791
CenturyLink, Inc.#+	1,800	42,984
T-Mobile US, Inc.*#	1,200	72,744
Verizon Communications, Inc.#	2,400	107,184

		475,703

Utilities - 1.25%
AES Corp.	4,300	47,773
American Electric Power Co., Inc.	1,000	69,470
Dominion Resources, Inc.#	1,020	78,163
Duke Energy Corp.	783	65,451
Exelon Corp.#	2,800	100,996
Public Service Enterprise Group, Inc.	900	38,709
Sempra Energy	500	56,375

		456,937

TOTAL COMMON STOCKS - 59.61%		21,773,090

(Cost $15,174,850)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 38.27%
U.S. Treasury Bills - 38.27%
07/13/2017	0.000%(a)	$3,000,000	2,999,355
08/24/2017	0.000%(a)	2,000,000	1,997,348
08/31/2017	0.000%(a)	2,000,000	1,996,976
09/14/2017	0.000%(a)	2,000,000	1,996,158
09/21/2017	0.000%(a)	2,000,000	1,995,674
09/28/2017	0.000%(a)	3,000,000	2,992,677

			13,978,188

TOTAL U.S. GOVERNMENT OBLIGATIONS - 38.27%			13,978,188

(Cost $13,977,019)

	Rate^	Shares	Value

MONEY MARKET FUND - 4.37%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	1,595,167	$1,595,167

TOTAL MONEY MARKET FUND - 4.37%			1,595,167

(Cost $1,595,167)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.20%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	71,025	71,025

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -0.20%			71,025

(Cost $71,025)

TOTAL INVESTMENTS - 102.45%			$37,417,470
(Cost $30,818,061)
Liabilities in Excess of Other Assets - (2.45%)			(894,190)

NET ASSETS - 100.00%			$36,523,280

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
#	Security subject to call or put option written by the Fund.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $69,082 as of June 30, 2017.
(a)	Rate represents the effective yield at purchase.

PLC - Public Limited Company

ADR - American Depositary Receipt

See Notes to Financial Statements.

70	Annual Report | June 30, 2017

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN
Showing percentage of net assets as of June 30, 2017

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.67%)
Abbott Laboratories
Expiring August, 2017 at $45.00	3	$(1,170)
AbbVie, Inc.
Expiring August, 2017 at $67.50	6	(3,102)
Adobe Systems, Inc.
Expiring July, 2017 at $145.00	3	(465)
AerCap Holdings NV
Expiring July, 2017 at $45.00	11	(2,365)
Allstate Corp. (The)
Expiring August, 2017 at $90.00	3	(480)
American Express Co.
Expiring July, 2017 at $82.50	5	(1,385)
American Tower Corp.
Expiring August, 2017 at $135.00	3	(630)
Amgen, Inc.
Expiring July, 2017 at $167.50	3	(2,250)
Anadarko Petroleum Corp.
Expiring August, 2017 at $55.00	3	(30)
Aon PLC
Expiring July, 2017 at $125.00	3	(2,550)
Apple, Inc.
Expiring July, 2017 at $155.00	6	(126)
Applied Materials, Inc.
Expiring August, 2017 at $45.00	5	(390)
Archer-Daniels-Midland Co.
Expiring July, 2017 at $43.00	7	(112)
AT&T, Inc.
Expiring September, 2017 at $39.00	20	(860)
Bank of America Corp.
Expiring July, 2017 at $24.00	12	(864)
Baxter International, Inc.
Expiring August, 2017 at $60.00	3	(570)
BB&T Corp.
Expiring September, 2017 at $44.00	3	(687)
Berkshire Hathaway, Inc.
Expiring September, 2017 at $170.00	3	(1,380)
Bristol-Myers Squibb Co.
Expiring July, 2017 at $55.00	7	(1,225)
Campbell Soup Co.
Expiring August, 2017 at $60.00	6	(36)
Celgene Corp.
Expiring September, 2017 at $125.00	3	(2,613)
CenturyLink, Inc.
Expiring July, 2017 at $25.00	5	(100)
Charles Schwab Corp., (The)
Expiring September, 2017 at $45.00	6	(690)

Company	Number of Contracts	Value

Chesapeake Energy Corp.
Expiring July, 2017 at $6.00	200	$ (400)
Chevron Corp.
Expiring August, 2017 at $110.00	5	(275)
Cisco Systems, Inc.
Expiring August, 2017 at $32.00	18	(1,008)
Citigroup, Inc.
Expiring August, 2017 at $65.00	9	(2,754)
Citrix Systems, Inc.
Expiring September, 2017 at $82.50	3	(1,050)
Cognizant Technology Solutions Corp.
Expiring July, 2017 at $65.00	5	(1,045)
Comcast Corp.
Expiring July, 2017 at $40.00	8	(264)
Comerica, Inc.
Expiring July, 2017 at $72.50	3	(738)
ConocoPhillips
Expiring August, 2017 at $47.00	4	(192)
Cree, Inc.
Expiring August, 2017 at $25.00	20	(1,800)
Crown Castle International Corp.
Expiring August, 2017 at $105.00	3	(210)
CVS Health Corp.
Expiring August, 2017 at $80.00	3	(738)
Danaher Corp.
Expiring September, 2017 at $87.50	5	(485)
DaVita, Inc.
Expiring July, 2017 at $70.00	3	(33)
Dominion Resources, Inc.
Expiring July, 2017 at $80.00	3	(45)
Dow Chemical Co. (The)
Expiring September, 2017 at $65.00	4	(600)
eBay, Inc.
Expiring July, 2017 at $35.00	3	(333)
Electronic Arts, Inc.
Expiring July, 2017 at $115.00	3	(51)
Emerson Electric Co.
Expiring September, 2017 at $62.50	5	(465)
EOG Resources, Inc.
Expiring July, 2017 at $90.00	3	(558)
Exelon Corp.
Expiring July, 2017 at $35.00	8	(1,160)
Express Scripts Holding Co.
Expiring August, 2017 at $62.50	5	(1,650)
Exxon Mobil Corp.
Expiring August, 2017 at $85.00	8	(224)

www.bridgeway.com	71

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of June 30, 2017

Company	Number of Contracts	Value

Call Options Written (continued)
FedEx Corp.
Expiring August, 2017 at $220.00	3	$ (1,458)
Fiat Chrysler Automobiles NV
Expiring September, 2017 at $11.00	400	(23,200)
General Mills, Inc.
Expiring July, 2017 at $60.00	5	(50)
General Motors Co.
Expiring August, 2017 at $35.00	120	(12,960)
Gilead Sciences, Inc.
Expiring September, 2017 at $65.00	50	(34,250)
Goldcorp, Inc.
Expiring July, 2017 at $15.00	280	(560)
Hasbro, Inc.
Expiring July, 2017 at $105.00	3	(2,220)
HCA Healthcare, Inc.
Expiring September, 2017 at $85.00	53	(25,440)
Helmerich & Payne, Inc.
Expiring September, 2017 at $55.00	3	(900)
HP, Inc.
Expiring August, 2017 at $19.00	9	(126)
Intel Corp.
Expiring September, 2017 at $36.00	10	(410)
International Business Machines Corp.
Expiring July, 2017 at $165.00	4	(116)
International Paper Co.
Expiring July, 2017 at $52.50	3	(1,311)
JM Smucker Co. (The)
Expiring July, 2017 at $130.00	3	(9)
Johnson & Johnson
Expiring August, 2017 at $140.00	5	(195)
Johnson Controls International PLC
Expiring July, 2017 at $43.00	4	(420)
JPMorgan Chase & Co.
Expiring August, 2017 at $87.50	6	(2,814)
Juniper Networks, Inc.
Expiring July, 2017 at $31.00	12	(84)
Kellogg Co.
Expiring September, 2017 at $72.50	75	(9,075)
Kimberly-Clark Corp.
Expiring July, 2017 at $130.00	3	(540)
Kinder Morgan, Inc.
Expiring September, 2017 at $19.00	8	(672)
Kroger Co. (The)
Expiring July, 2017 at $31.00	4	(12)

Company	Number of Contracts	Value

Lear Corp.
Expiring September, 2017 at $140.00	11	$ (8,030)
Marathon Petroleum Corp.
Expiring August, 2017 at $55.00	5	(470)
Mastercard, Inc.
Expiring September, 2017 at $125.00	3	(798)
Merck & Co, Inc.
Expiring September, 2017 at $65.00	7	(1,134)
Micron Technology, Inc.
Expiring July, 2017 at $30.00	12	(1,440)
Microsoft Corp.
Expiring July, 2017 at $70.00	8	(904)
Mondelez International, Inc.
Expiring July, 2017 at $46.00	11	(154)
Morgan Stanley
Expiring July, 2017 at $45.00	10	(830)
NIKE, Inc.
Expiring July, 2017 at $57.50	5	(1,050)
Nordstrom, Inc.
Expiring July, 2017 at $47.50	20	(3,660)
Northrop Grumman Corp.
Expiring August, 2017 at $265.00	3	(870)
Occidental Petroleum Corp.
Expiring August, 2017 at $62.50	4	(388)
Omnicom Group, Inc.
Expiring July, 2017 at $85.00	3	(225)
PepsiCo, Inc.
Expiring July, 2017 at $120.00	4	(116)
Pfizer, Inc.
Expiring July, 2017 at $34.00	10	(230)
PNC Financial Services Group, Inc. (The)
Expiring August, 2017 at $125.00	3	(1,035)
Procter & Gamble Co. (The)
Expiring September, 2017 at $90.00	50	(3,650)
Progressive Corp. (The)
Expiring August, 2017 at $42.00	6	(1,620)
Public Storage
Expiring September, 2017 at $220.00	3	(660)
QUALCOMM, Inc.
Expiring September, 2017 at $60.00	3	(261)
Ross Stores, Inc.
Expiring August, 2017 at $65.00	3	(42)
Scripps Networks Interactive, Inc.
Expiring September, 2017 at $70.00	3	(795)

72	Annual Report | June 30, 2017

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
Showing percentage of net assets as of June 30, 2017

Company	Number of Contracts	Value

Call Options Written (continued)
Southwest Airlines Co.
Expiring July, 2017 at $61.50	4	$ (640)
Starbucks Corp.
Expiring July, 2017 at $62.50	4	(16)
State Street Corp.
Expiring July, 2017 at $85.00	3	(1,500)
Target Corp.
Expiring July, 2017 at $57.50	3	(12)
Texas Instruments, Inc.
Expiring July, 2017 at $82.50	4	(68)
Time Warner, Inc.
Expiring August, 2017 at $100.00	3	(663)
T-Mobile US, Inc.
Expiring August, 2017 at $62.00	12	(1,800)
Transocean, Ltd.
Expiring August, 2017 at $11.00	300	(1,200)
Twenty-First Century Fox, Inc.
Expiring July, 2017 at $31.00	4	(40)
Union Pacific Corp.
Expiring July, 2017 at $110.00	3	(288)
United Continental Holdings, Inc.
Expiring July, 2017 at $78.00	40	(6,400)
United Rentals, Inc.
Expiring August, 2017 at $110.00	36	(30,168)
United Technologies Corp.
Expiring August, 2017 at $125.00	3	(399)
Unum Group
Expiring July, 2017 at $45.00	16	(3,840)
US Bancorp
Expiring July, 2017 at $52.50	6	(426)
Valero Energy Corp.
Expiring July, 2017 at $65.00	4	(1,208)
Verizon Communications, Inc.
Expiring July, 2017 at $48.00	7	(14)
Viacom, Inc.
Expiring September, 2017 at $37.50	40	(2,200)
Visa, Inc.
Expiring July, 2017 at $92.50	11	(2,860)
Wal-Mart Stores, Inc.
Expiring July, 2017 at $77.50	5	(185)
Walt Disney Co. (The)
Expiring August, 2017 at $105.00	3	(990)
Waste Management, Inc.
Expiring August, 2017 at $75.00	3	(240)
Wells Fargo & Co.
Expiring July, 2017 at $55.00	11	(1,474)
Western Digital Corp.
Expiring July, 2017 at $92.50	3	(351)

Company	Number of Contracts	Value

Yum China Holdings, Inc.
Expiring July, 2017 at $35.00	3	$ (1,380)

TOTAL CALL OPTIONS WRITTEN - (0.67%)		(243,704)

(Premiums received $(258,278))

PUT OPTIONS WRITTEN - (0.50%)
Aflac, Inc.
Expiring August, 2017 at $75.00	50	(3,950)
Amdocs, Ltd.
Expiring July, 2017 at $60.00	20	(300)
American Airlines Group, Inc.
Expiring August, 2017 at $46.00	50	(4,200)
Apple, Inc.
Expiring July, 2017 at $142.00	30	(5,940)
Applied Materials, Inc.
Expiring August, 2017 at $40.00	50	(6,700)
Best Buy Co., Inc.
Expiring July, 2017 at $55.00	30	(1,650)
Expiring July, 2017 at $59.00	20	(4,100)

		(5,750)
Boeing Co. (The)
Expiring July, 2017 at $175.00	20	(260)
Cemex SAB de CV
Expiring July, 2017 at $8.65	170	(2,475)
Chubb, Ltd.
Expiring August, 2017 at $135.00	20	(1,400)
Cirrus Logic, Inc.
Expiring July, 2017 at $62.00	50	(6,750)
Citigroup, Inc.
Expiring July, 2017 at $55.00	70	(140)
Delphi Automotive PLC
Expiring August, 2017 at $85.00	35	(8,050)
Hanesbrands,. Inc
Expiring July, 2017 at $20.00	20	(60)
Magna International, Inc.
Expiring July, 2017 at $45.00	20	(960)
MasTec, Inc.
Expiring July, 2017 at $43.00	35	(2,275)
MercadoLibre, Inc.
Expiring July, 2017 at $270.00	10	(22,540)
Microchip Technology, Inc.
Expiring July, 2017 at $80.00	35	(10,850)
Netflix, Inc.
Expiring August, 2017 at $150.00	25	(21,100)
Nordstrom, Inc.
Expiring July, 2017 at $45.00	40	(2,280)
Seagate Technology PLC
Expiring July, 2017 at $42.00	90	(32,850)

www.bridgeway.com	73

Managed Volatility Fund
SCHEDULE OF OPTIONS WRITTEN (continued)

Company	Number of Contracts	Value

Put Options Written (continued)
Snap-on, Inc.
Expiring July, 2017 at $150.00	25	$(3,625)
Steel Dynamics, Inc.
Expiring August, 2017 at $32.00	110	(6,050)
Target Corp.
Expiring July, 2017 at $48.00	60	(1,440)
Expiring July, 2017 at $55.00	20	(5,880)

		(7,320)
T-Mobile US, Inc.
Expiring July, 2017 at $67.50	18	(12,276)
United Continental Holdings, Inc.
Expiring July, 2017 at $75.00	15	(3,825)
United Technologies Corp.
Expiring August, 2017 at $120.00	30	(5,400)
Zebra Technologies Corp.
Expiring August, 2017 at $95.00	25	(7,250)

TOTAL PUT OPTIONS WRITTEN - (0.50%)		(184,576)

(Premiums received $(224,982))
TOTAL OPTIONS WRITTEN - (1.17%)		$(428,280)

(Premiums received $(483,260))

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,773,090	$ —	$ —	$21,773,090
U.S. Government Obligations	—	13,978,188	—	13,978,188
Money Market Fund	—	1,595,167	—	1,595,167
Investments Purchased with Cash Proceeds from Securities Lending	—	71,025	—	71,025

TOTAL	$21,773,090	$15,644,380	$ —	$37,417,470

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Options Written	$(354,954)	$(73,326)	$ —	$(428,280)

TOTAL	$(354,954)	$(73,326)	$ —	$(428,280)

See Notes to Financial Statements.

74	Annual Report | June 30, 2017

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www.bridgeway.com	75

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Investments at value	$243,399,700	$117,782,618	$414,632,490
Cash	-	-	-
Receivables:
Portfolio securities sold	13,056,786	-	2,755,076
Fund shares sold	1,352	158	3,231
Dividends and interest	263,351	353,905	710,487
Receivable from investment adviser	-	-	-
Deposits with brokers	-	-	-
Prepaid expenses.	36,768	12,823	51,821
Total assets	256,757,957	118,149,504	418,153,105

LIABILITIES
Payables:
Portfolio securities purchased	8,950,647	-	1,903,060
Fund shares redeemed	44,196	243,000	47,058
Due to custodian	-	-	-
Loan payable	-	-	-
Payable upon return of securities loaned	23,185,880	16,790,737	63,491,698
Due to securities lending agent	-	-	213,885
Accrued Liabilities:
Investment adviser fees	375,588	73,251	131,723
Administration fees	4,387	1,944	6,864
Other	123,936	56,719	168,904
Call options written at value	-	-	-
Put options written at value	-	-	-
Total liabilities	32,684,634	17,165,651	65,963,192
NET ASSETS	$224,073,323	$100,983,853	$352,189,913
NET ASSETS REPRESENT
Paid-in capital	$236,109,863	$90,586,470	$244,425,489
Undistributed net investment income (loss)	(128,827)	1,140,178	449,165
Accumulated net realized gain (loss) on investments	(16,094,318)	476,540	26,637,608
Net unrealized appreciation on investments	4,186,605	8,780,665	80,677,651
NET ASSETS	$224,073,323	$100,983,853	$352,189,913
Shares of common stock outstanding of $.001 par value*	3,376,301	3,361,787	23,584,557
Net asset value, offering price and redemption price per share	$66.37	$30.04	$14.93	(a)
Total investments at cost	$239,213,095	$109,001,953	$333,954,839
Premiums received on call options written	$-	$-	$-
Premiums received on put options written	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See Notes to Financial Statements.

76	Annual Report | June 30, 2017

Small-Cap Momentum		Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$5,615,978		$51,050,751	$68,004,524	$550,709,629	$37,417,470
-		283,022	-	-	-
-		1,147,264	863,246	6,667,066	50,524
-		6,363	100,125	338,950	-
6,204		37,386	72,575	474,589	13,814
9,557		-	-	2,498	-
-		-	-	-	145
13,573		10,284	10,960	35,383	19,646

5,645,312		52,535,070	69,051,430	558,228,115	37,501,599

-		1,119,273	5,636	6,044,163	411,040
-		500	-	361,890	2,842
817		-	142,789	-	-
-		265,000	-	731,977	-
532,593		4,544,311	6,844,975	-	71,025
-		-	-	-	-
-		19,243	25,244	-	11,134
100		913	1,213	11,156	740
33,193		42,311	50,867	177,084	53,258
-		-	-	-	243,704
-		-	-	-	184,576

566,703		5,991,551	7,070,724	7,326,270	978,319

$5,078,609		$46,543,519	$61,980,706	$550,901,845	$36,523,280

$4,239,671		$47,322,966	$73,898,767	$290,972,625	$31,207,428
7,719		98,925	547,899	5,168,789	180,610
370,422		(6,616,711)	(20,011,215)	8,688,023	(1,519,147)
460,797		5,738,339	7,545,255	246,072,408	6,654,389

$5,078,609		$46,543,519	$61,980,706	$550,901,845	$36,523,280

389,674		1,867,588	2,497,242	40,186,607	2,469,356

$13.03	(a)	$24.92	$24.82	$13.71	$14.79

$5,155,181		$45,312,412	$60,459,269	$304,637,221	$30,818,061
$-		$-	$-	$-	$258,278
$-		$-	$-	$-	$224,982

www.bridgeway.com	77

STATEMENTS OF OPERATIONS

Year Ended June 30, 2017

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

INVESTMENT INCOME
Dividends	$2,956,183	$1,713,701	$5,040,281
Less: foreign taxes withheld	(59,747)	(268)	-
Interest	-	-	-
Securities lending	251,711	665,843	1,787,402

Total Investment Income	3,148,147	2,379,276	6,827,683

EXPENSES
Investment advisory fees -Base fees	1,988,272	925,434	1,740,946
Investment advisory fees - Performance adjustment	1,086,197	-	-
Administration fees.	55,458	25,827	87,492
Accounting fees	95,538	66,652	117,193
Transfer agent fees	120,512	61,658	102,907
Audit fees	19,994	13,954	26,186
Legal fees	30,673	14,448	49,272
Custody fees	7,281	12,616	23,237
Blue sky fees	24,986	11,407	26,213
Directors’ and officers’ fees	23,228	10,856	37,399
Shareholder servicing fees	130,042	30,702	302,681
Reports to shareholders	30,177	12,988	44,842
Miscellaneous expenses	48,536	24,378	80,700

Total Expenses	3,660,894	1,210,920	2,639,068

Less investment advisory fees waived	-	-	(27,985)
Less expenses reimbursed by investment adviser	-	-	-

Net Expenses	3,660,894	1,210,920	2,611,083

NET INVESTMENT INCOME (LOSS)	(512,747)	1,168,356	4,216,600

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	52,731,300	9,710,185	37,591,817
Written options	-	-	-
Futures contracts	-	-	-

Net Realized Gain	52,731,300	9,710,185	37,591,817

Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,290,204)	5,136,677	40,759,414
Written options	-	-	-

Net Change in Unrealized Appreciation (Depreciation)	(9,290,204)	5,136,677	40,759,414

Net Realized and Unrealized Gain on Investments	43,441,096	14,846,862	78,351,231

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,928,349	$16,015,218	$82,567,831

See Notes to Financial Statements.

78	Annual Report | June 30, 2017

Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$65,911	$334,753	$1,068,782	$13,816,761	$572,383
(204)	-	-	-	(359)
-	-	-	-	91,518
5,607	146,252	104,867	-	654

71,314	481,005	1,173,649	13,816,761	664,196

25,787	243,506	373,108	450,993	291,351
-	17,200	(16,090)	-	-
1,177	10,176	15,607	141,692	12,250
62,965	52,569	55,321	118,945	63,761
35,260	55,860	64,749	57,091	52,780
9,264	11,117	11,986	38,525	16,655
642	5,523	8,617	80,760	7,788
10,890	5,517	3,771	10,027	8,339
20,951	22,434	23,887	54,946	24,298
486	4,119	6,583	60,271	5,610
3,564	23,648	37,625	162,003	35,373
4,053	9,073	11,555	127,560	10,643
3,693	8,907	13,410	131,402	16,750

178,732	469,649	610,129	1,434,215	545,598

(25,787)	(87,577)	(26,479)	(450,993)	(86,273)
(110,748)	-	-	(137,609)	-

42,197	382,072	583,650	845,613	459,325

29,117	98,933	589,999	12,971,148	204,871

535,990	6,078,273	3,054,674	17,816,996	3,142,461
-	-	-	-	1,462,340
-	-	-	-	(2,528,646)

535,990	6,078,273	3,054,674	17,816,996	2,076,155

203,270	2,032,306	7,518,282	44,258,705	(270,843)
-	-	-	-	90,479

203,270	2,032,306	7,518,282	44,258,705	(180,364)

739,260	8,110,579	10,572,956	62,075,701	1,895,791

$768,377	$8,209,512	$11,162,955	$75,046,849	$2,100,662

www.bridgeway.com	79

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2017	2016	2017	2016

OPERATIONS
Net investment income (loss)	$(512,747)	$1,255,312	$1,168,356	$1,137,071
Net realized gain (loss) on investments	52,731,300	(2,615,832)	9,710,185	(5,021,149)
Net change in unrealized appreciation (depreciation) on investments	(9,290,204)	(17,416,880)	5,136,677	(13,372,489)

Net increase (decrease) in net assets resulting from operations	42,928,349	(18,777,400)	16,015,218	(17,256,567)

DISTRIBUTIONS:
From net investment income	(1,255,319)	(99,024)	(1,212,208)	(1,116,218)
From net realized gains	-	-	-	-

Net decrease in net assets from distributions	(1,255,319)	(99,024)	(1,212,208)	(1,116,218)

SHARE TRANSACTIONS:
Proceeds from sale of shares	8,479,231	12,201,386	1,300,515	1,946,202
Reinvestment of distributions	1,210,679	95,200	1,132,706	1,038,194
Cost of shares redeemed	(34,518,694)	(34,237,152)	(17,703,091)	(10,877,563)
Redemption fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	(24,828,784)	(21,940,566)	(15,269,870)	(7,893,167)

Net increase (decrease) in net assets	16,844,246	(40,816,990)	(466,860)	(26,265,952)
NET ASSETS:
Beginning of year	207,229,077	248,046,067	101,450,713	127,716,665

End of year**	$224,073,323	$207,229,077	$100,983,853	$101,450,713

SHARES ISSUED & REDEEMED
Issued	133,731	226,120	45,001	71,929
Distributions reinvested	18,811	1,751	38,177	39,808
Redeemed	(561,401)	(636,420)	(624,860)	(413,482)

Net increase (decrease)	(408,859)	(408,549)	(541,682)	(301,745)
Outstanding at beginning of year	3,785,160	4,193,709	3,903,469	4,205,214

Outstanding at end of year	3,376,301	3,785,160	3,361,787	3,903,469

** Including undistributed net investment income (loss) of:	$(128,827)	$1,255,290	$1,140,178	$1,155,911

See Notes to Financial Statements.

80	Annual Report | June 30, 2017

Ultra-Small Company Market			Small-Cap Momentum
	Year Ended June 30,			Year Ended June 30,
2017		2016	2017		2016

$4,216,600		$3,169,017	$29,117		$26,619
37,591,817		28,557,753	535,990		(11,415)
40,759,414		(75,235,595)	203,270		(179,316)
82,567,831		(43,508,825)	768,377		(164,112)
(3,465,525)		(3,152,924)	(48,202)		(9,442)
(24,304,051)		(37,504,226)	(147,252)		(115,288)
(27,769,576)		(40,657,150)	(195,454)		(124,730)
33,169,406		52,017,890	272,512		261,156
26,765,299		39,249,741	194,812		124,006
(94,110,373)		(78,477,718)	(137,445)		(1,043,587)
31,936		58,448	218		303
(34,143,732)		12,848,361	330,097		(658,122)
20,654,523		(71,317,614)	903,020		(946,964)
331,535,390		402,853,004	4,175,589		5,122,553
$352,189,913		$331,535,390	$5,078,609		$4,175,589
2,305,325		3,904,938	23,323		22,889
1,858,701		3,073,590	15,787		10,802
(6,546,492)		(5,905,983)	(12,284)		(87,732)
(2,382,466)		1,072,545	26,826		(54,041)
25,967,023		24,894,478	362,848		416,889
23,584,557		25,967,023	389,674		362,848
$449,165		$3	$7,719		$24,077

www.bridgeway.com	81

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2017	2016	2017	2016

OPERATIONS
Net investment income	$98,933	$129,866	$589,999	$877,190
Net realized gain (loss) on investments	6,078,273	470,966	3,054,674	(2,163,966)
Net change in unrealized appreciation (depreciation) on investments	2,032,306	(2,039,755)	7,518,282	(2,863,660)

Net increase (decrease) in net assets resulting from operations	8,209,512	(1,438,923)	11,162,955	(4,150,436)

DISTRIBUTIONS:
From net investment income	(128,436)	-	(644,905)	(1,200,493)

Net decrease in net assets from distributions	(128,436)	-	(644,905)	(1,200,493)

SHARE TRANSACTIONS:
Proceeds from sale of shares	10,067,573	8,174,017	3,643,910	2,974,064
Reinvestment of distributions.	124,435	-	621,803	1,160,995
Cost of shares redeemed	(8,123,208)	(7,142,746)	(11,543,562)	(13,284,863)

Net increase (decrease) in net assets resulting from share transactions	2,068,800	1,031,271	(7,277,849)	(9,149,804)

Net increase (decrease) in net assets	10,149,876	(407,652)	3,240,201	(14,500,733)
NET ASSETS:
Beginning of year	36,393,643	36,801,295	58,740,505	73,241,238

End of year*	$46,543,519	$36,393,643	$61,980,706	$58,740,505

SHARES ISSUED & REDEEMED
Issued	435,958	417,698	150,968	146,711
Distributions reinvested	5,311	-	24,714	57,532
Redeemed	(364,034)	(365,757)	(492,525)	(660,493)

Net increase (decrease)	77,235	51,941	(316,843)	(456,250)
Outstanding at beginning of year	1,790,353	1,738,412	2,814,085	3,270,335

Outstanding at end of year	1,867,588	1,790,353	2,497,242	2,814,085

* Including undistributed net investment income of:	$98,925	$128,428	$547,899	$602,805

See Notes to Financial Statements.

82	Annual Report | June 30, 2017

Blue Chip 35 Index			Managed Volatility
	Year Ended June 30,			Year Ended June 30,
2017		2016	2017		2016
$12,971,148		$13,796,994	$204,871		$174,794
17,816,996		11,244,582	2,076,155		571,246
44,258,705		6,959,629	(180,364)		(118,120)
75,046,849		32,001,205	2,100,662		627,920
(13,425,245)		(14,480,684)	(195,475)		(15,844)
(13,425,245)		(14,480,684)	(195,475)		(15,844)
141,781,165		197,709,355	5,629,461		13,489,567
12,574,239		13,464,160	183,367		15,001
(236,718,752)		(257,873,552)	(28,780,897)		(15,538,847)
(82,363,348)		(46,700,037)	(22,968,069)		(2,034,279)
(20,741,744)		(29,179,516)	(21,062,882)		(1,422,203)
571,643,589		600,823,105	57,586,162		59,008,365
$550,901,845		$571,643,589	$36,523,280		$57,586,162
10,843,864		16,712,171	390,649		970,595
962,069		1,130,492	12,814		1,078
(18,162,153)		(22,178,814)	(1,988,231)		(1,118,179)
(6,356,220)		(4,336,151)	(1,584,768)		(146,506)
46,542,827		50,878,978	4,054,124		4,200,630
40,186,607		46,542,827	2,469,356		4,054,124
$5,168,789		$6,660,578	$180,610		$171,214

www.bridgeway.com	83

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$54.75	$59.15	$56.69	$43.21	$33.13

Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.14)	0.31	0.02	0.11	0.65
Net Realized and Unrealized Gain (Loss)	12.12	(4.69)	2.56	13.73	9.84

Total from Investment Operations	11.98	(4.38)	2.58	13.84	10.49

Less Distributions to Shareholders from:
Net Investment Income	(0.36)	(0.02)	(0.12)	(0.36)	(0.41)

Total Distributions	(0.36)	(0.02)	(0.12)	(0.36)	(0.41)

Net Asset Value, End of Year	$66.37(b)	$54.75	$59.15	$56.69	$43.21

Total Return	21.90%(b)	(7.40%)	4.57%	32.14%	31.92%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$224,073	$207,229	$248,046	$259,402	$221,337
Expenses Before Waivers and Reimbursements	1.66%	0.63%(c)	1.32%	1.01%	0.74%(c)
Expenses After Waivers and Reimbursements .	1.66%	0.63%	1.32%	1.01%	0.74%
Net Investment Income (Loss) After Waivers and Reimbursements	(0.23%)	0.58%	0.04%	0.22%	1.69%
Portfolio Turnover Rate	153%	124%	107%	125%	149%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	For the years ended June 30, 2013 and June 30, 2016 the expense ratio was significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

84	Annual Report | June 30, 2017

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$25.99	$30.37	$41.83	$39.36	$27.57

Income from Investment Operations:
Net Investment Income(a)	0.32	0.28	0.24	0.41	0.43

Net Realized and Unrealized Gain (Loss)	4.06	(4.39)	(3.53)	8.33	11.38

Total from Investment Operations	4.38	(4.11)	(3.29)	8.74	11.81

Less Distributions to Shareholders from:
Net Investment Income	(0.33)	(0.27)	(0.30)	(0.76)	(0.02)
Net Realized Gain	-	-	(7.87)	(5.51)	-

Total Distributions	(0.33)	(0.27)	(8.17)	(6.27)	(0.02)

Net Asset Value, End of Year	$30.04	$25.99	$30.37	$41.83	$39.36

Total Return	16.88%	(13.53)%	(7.60)%	23.72%	42.85%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$100,984	$101,451	$127,717	$152,331	$132,064
Expenses Before Waivers and Reimbursements	1.18%	1.17%	1.11%	1.10%	1.17%
Expenses After Waivers and Reimbursements .	1.18%	1.17%	1.11%	1.10%	1.17%
Net Investment Income After Waivers and Reimbursements	1.14%	1.05%	0.68%	0.98%	1.33%
Portfolio Turnover Rate	113%	101%	90%	99%	89%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

See Notes to Financial Statements.

www.bridgeway.com	85

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.77	$16.18	$17.46	$15.44	$14.67

Income from Investment Operations:
Net Investment Income(a)	0.17	0.12	0.12	0.12	0.22
Net Realized and Unrealized Gain (Loss)	3.18	(1.87)	0.38	3.66	3.49

Total from Investment Operations	3.35	(1.75)	0.50	3.78	3.71

Less Distributions to Shareholders from:
Net Investment Income	(0.15)	(0.13)	(0.14)	(0.18)	(0.40)
Net Realized Gain	(1.04)	(1.53)	(1.64)	(1.59)	(2.54)

Total Distributions	(1.19)	(1.66)	(1.78)	(1.77)	(2.94)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.01	0.00(b)

Net Asset Value, End of Year	$14.93	$12.77	$16.18	$17.46	$15.44

Total Return	26.61%(c)	(10.83%)(c)	3.72%	25.48%	29.95%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$352,190	$331,535	$402,853	$424,096	$341,647
Expenses Before Waivers and Reimbursements	0.76%	0.75%	0.73%	0.72%	0.79%
Expenses After Waivers and Reimbursements .	0.75%	0.75%	0.73%	0.72%	0.75%
Net Investment Income After Waivers and Reimbursements	1.21%	0.91%	0.74%	0.73%	1.52%
Portfolio Turnover Rate	31%	41%	32%	29%	41%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

86	Annual Report | June 30, 2017

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP MOMENTUM

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$11.51	$12.29	$13.00	$12.19	$11.25

Income from Investment Operations:
Net Investment Income(a)	0.08	0.07	0.09	0.01	0.10
Net Realized and Unrealized Gain (Loss)	1.97	(0.50)	0.37	2.29	2.20

Total from Investment Operations	2.05	(0.43)	0.46	2.30	2.30

Less Distributions to Shareholders from:
Net Investment Income	(0.13)	(0.03)	(0.07)	(0.02)	(0.19)
Net Realized Gain	(0.40)	(0.32)	(1.10)	(1.47)	(1.17)

Total Distributions	(0.53)	(0.35)	(1.17)	(1.49)	(1.36)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.00(b)

Net Asset Value, End of Year	$13.03	$11.51	$12.29	$13.00	$12.19

Total Return(c)	18.08%	(3.48%)	4.54%	19.46%	22.31%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$5,079	$4,176	$5,123	$5,894	$4,437
Expenses Before Waivers and Reimbursements	3.81%	3.95%	3.36%	3.08%	5.42%
Expenses After Waivers and Reimbursements .	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements	0.62%	0.62%	0.77%	0.07%	0.89%
Portfolio Turnover Rate	208%	184%	198%	242%	264%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30
	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$20.33	$21.17	$18.68	$15.11	$11.63

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.06	0.07	(0.01)	0.01	0.08
Net Realized and Unrealized Gain (Loss)	4.60	(0.91)	2.51	3.63	3.40

Total from Investment Operations	4.66	(0.84)	2.50	3.64	3.48

Less Distributions to Shareholders from:
Net Investment Income	(0.07)	-	(0.01)	(0.07)	-

Total Distributions	(0.07)	-	(0.01)	(0.07)	-

Net Asset Value, End of Year	$24.92	$20.33	$21.17	$18.68	$15.11

Total Return(b)	22.97%	(3.97%)	13.41%	24.11%	29.92%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$46,544	$36,394	$36,801	$33,419	$30,605
Expenses Before Waivers and Reimbursements	1.16%	1.20%	1.08%	1.07%	1.13%
Expenses After Waivers and Reimbursements .	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.24%	0.36%	(0.07%)	0.06%	0.60%
Portfolio Turnover Rate	136%	137%	123%	121%	78%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

88	Annual Report | June 30, 2017

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$20.87	$22.40	$23.06	$19.21	$14.82

Income from Investment Operations:
Net Investment Income(a)	0.22	0.29	0.29	0.15	0.29
Net Realized and Unrealized Gain (Loss)	3.97	(1.43)	(0.78)	3.80	4.46

Total from Investment Operations	4.19	(1.14)	(0.49)	3.95	4.75

Less Distributions to Shareholders from:
Net Investment Income	(0.24)	(0.39)	(0.17)	(0.10)	(0.36)

Total Distributions	(0.24)	(0.39)	(0.17)	(0.10)	(0.36)

Net Asset Value, End of Year	$24.82	$20.87	$22.40	$23.06	$19.21

Total Return	20.08%(b)	(5.02%)(b)	(2.10%)(b)	20.63%(b)	32.49%
Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$61,981	$58,741	$73,241	$85,782	$79,248
Expenses Before Waivers and Reimbursements	0.98%	1.03%	0.98%	0.97%	0.91%
Expenses After Waivers and Reimbursements .	0.94%	0.94%	0.94%	0.94%	0.91%
Net Investment Income After Waivers and Reimbursements	0.95%	1.41%	1.30%	0.71%	1.71%
Portfolio Turnover Rate	77%	62%	74%	83%	64%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP 35 INDEX

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$12.28	$11.81	$11.39	$9.59	$8.16

Income from Investment Operations:
Net Investment Income(a)	0.30	0.28	0.26	0.23	0.21
Net Realized and Unrealized Gain	1.44	0.49	0.39	1.77	1.46

Total from Investment Operations	1.74	0.77	0.65	2.00	1.67

Less Distributions to Shareholders from:
Net Investment Income	(0.31)	(0.30)	(0.23)	(0.20)	(0.24)

Total Distributions	(0.31)	(0.30)	(0.23)	(0.20)	(0.24)

Net Asset Value, End of Year	$13.71	$12.28	$11.81	$11.39	$9.59

Total Return(b)	14.33%	6.60%	5.77%	21.11%	20.89%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$550,902	$571,644	$600,823	$556,985	$463,146
Expenses Before Waivers and Reimbursements	0.25%	0.25%	0.23%	0.25%	0.27%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.30%	2.42%	2.19%	2.20%	2.36%
Portfolio Turnover Rate	17%	23%	19%	28%	28%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

90	Annual Report | June 30, 2017

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$14.20	$14.05	$13.94	$12.75	$11.94

Income from Investment Operations:
Net Investment Income(a)	0.06	0.04	0.00(b)	0.02	0.05
Net Realized and Unrealized Gain	0.59	0.11	0.13	1.20	0.81

Total from Investment Operations	0.65	0.15	0.13	1.22	0.86

Less Distributions to Shareholders from:
Net Investment Income	(0.06)	0.00(b)	(0.02)	(0.03)	(0.05)

Total Distributions	(0.06)	0.00(b)	(0.02)	(0.03)	(0.05)

Net Asset Value, End of Year	$14.79	$14.20	$14.05	$13.94	$12.75

Total Return(c)	4.59%	1.10%	0.92%	9.61%	7.23%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$36,523	$57,586	$59,008	$46,908	$26,703
Expenses Before Waivers and Reimbursements	1.12%	1.06%	1.04%	1.14%	1.35%
Expenses After Waivers and Reimbursements	0.95%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.42%	0.31%	0.03%	0.17%	0.37%
Portfolio Turnover Rate	50%	54%	38%	39%	45%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of June 30, 2017. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2017,

100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio - Class I, which is held by each Fund, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2017 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2017, there were no transfers between Level 1 and Level 2 in any of the Funds. Details regarding material transfers into, and material transfers out of, Level 3, if any, can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Securities Lending Upon lending its securities to third parties, each participating Fund receives compensation in the form of fees. During the year ended June 30, 2017 the Blue Chip 35 Index Fund did not have any securities lending transactions. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2017:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$22,451,665	-	$22,451,665	-	$22,451,665	-

Ultra-Small Company
Securities lending	$16,108,711	-	$16,108,711	-	$16,108,711	-

Ultra-Small Company Market
Securities lending	$59,690,789	-	$59,690,789	-	$59,690,789	-

Small-Cap Momentum
Securities lending	$ 519,253	-	$ 519,253	-	$ 519,253	-

Small-Cap Growth
Securities lending	$ 4,441,280	-	$ 4,441,280	-	$4,441,280	-

Small-Cap Value
Securities lending	$ 6,536,979	-	$ 6,536,979	-	$6,536,979	-

Managed Volatility
Securities lending	$ 69,082	-	$ 69,082	-	$ 69,082	-

[1]	Securities loaned with a value of $264,839 in Ultra-Small Company Market have been sold and are pending settlement on July 1, 2017.
[2]	Collateral with a value of $23,185,880, $16,790,737, $63,491,698, $532,593, $4,544,311, $6,844,975, and $71,025 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small- Cap Value, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2017 the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk The Funds maintain cash and securities in its custody account maintained by a high-credit, quality financial institution. Cash balances may, at times, exceed the FDIC insurance limit. Cash balances are generally invested in a short-term investment vehicle which minimizes the risk of cash balances exceeding the FDIC insurance limit.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2017 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Call Options	-	$243,704	Call options written at value
Written Put Options	-	184,576	Put options written at value

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Managed Volatility:
Written Options	$ 1,462,340		Realized Gain (Loss) on Written Options
		$90,479	Change in Unrealized Depreciation (Depreciation) on Written Options
Futures Contracts	$(2,528,646)	$ -	Realized Gain (Loss) on Futures Contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The derivative instruments outstanding as of June 30, 2017, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2017, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the year ended June 30, 2017 are as follows:

	Managed Volatility Fund		Managed Volatility Fund
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2016	2,218	$388,392	2,502	$491,574
Positions Opened	11,029	1,375,645	10,044	1,728,460
Exercised	(4,966)	(651,975)	(4,743)	(671,409)
Splits	8	-	-	-
Expired	(4,416)	(600,388)	(5,130)	(1,038,015)
Closed	(1,632)	(253,396)	(1,480)	(285,628)

Outstanding, June 30, 2017	2,241	$258,278	1,193	$224,982

Market Value, June 30, 2017		$(243,704)		$(184,576)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2017.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2017. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/17

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	27,985
Small-Cap Momentum*	0.90%	136,535
Small-Cap Growth	0.94%	87,577
Small-Cap Value	0.94%	26,479
Blue Chip 35 Index	0.15%	588,602
Managed Volatility	0.94%	86,273

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously reimbursed by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation if different. The Fund has recoupable expenses of $128,110, $131,006 and $136,535 which expire no later than June 30, 2018, June 30, 2019, and June 30, 2020, respectively.

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2017 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ 447,590	$ 4,062,740
Ultra-Small Company	2,975,375	17,269,789
Ultra-Small Company Market	15,699,766	12,857,841
Small-Cap Momentum	23,888	56,826
Small-Cap Growth	283,823	1,925,387
Small-Cap Value	815,760	1,798,417

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2017, for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $665,000, payable in equal monthly installments. Effective July 1, 2017, the Adviser will be paid an aggregate annual fee of $775,000, payable in equal monthly installments. For the allocation of this expense to each of the Funds, please see the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 11, 2016, Independent Directors are paid $8,500 per meeting for meeting fees. Prior to November 11, 2016, Independent Directors were paid $7,500 per meeting. Such compensation is the total compensation from all Funds and is allocated among the Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2017 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$ -	$334,021,602	$ -	$365,866,245
Ultra-Small Company	-	114,962,096	-	130,303,670
Ultra-Small Company Market	-	108,368,776	-	167,475,816
Small-Cap Momentum	-	9,920,952	-	9,747,787
Small-Cap Growth	-	57,444,496	-	54,792,995
Small-Cap Value	-	47,307,073	-	54,961,664
Blue Chip 35 Index	-	94,478,198	-	176,733,353
Managed Volatility	-	13,804,949	-	26,808,877

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2017, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$14,714,854	$15,996,146	$111,367,568
Gross depreciation (excess of tax cost over value)	(10,528,249)	(7,465,158)	(30,667,699)
Net unrealized appreciation	$4,186,605	$8,530,988	$80,699,869

Cost of investments for income tax purposes	$239,213,095	$109,251,630	$333,932,621

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$523,480	$7,038,394	$10,167,515
Gross depreciation (excess of tax cost over value)	(62,683)	(1,381,428)	(2,622,260)
Net unrealized appreciation	$460,797	$5,656,966	$7,545,255

Cost of investments for income tax purposes	$5,155,181	$45,393,785	$60,459,269

	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$247,731,195	$7,392,088
Gross depreciation (excess of tax cost over value)	(5,104,277)	(812,001)
Net unrealized appreciation	$242,626,918	$6,580,087

Cost of investments for income tax purposes	$308,082,711	$30,837,383

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2017 and June 30, 2016 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Distributions paid from:
Ordinary Income	$1,255,319	$99,024	$1,212,208	$ 1,116,218
Long-Term Capital Gain	-	-	-	-
Total	$1,255,319	$99,024	$1,212,208	$ 1,116,218

	Ultra-Small Company Market		Small-Cap Momentum
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Distributions paid from:
Ordinary Income	$ 3,465,525	$ 3,152,924	$ 147,281	$ 9,442
Long-Term Capital Gain	24,304,051	37,504,226	48,173	115,288
Total	$27,769,576	$40,657,150	$ 195,454	$ 124,730

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

	Small-Cap Growth		Small-Cap Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Distributions paid from:
Ordinary Income	$128,436	$-	$644,905	$1,200,493

Total	$128,436	$-	$644,905	$1,200,493

	Blue Chip 35 Index		Managed Volatility
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Distributions paid from:
Ordinary Income	$13,425,245	$14,480,684	$195,475	$15,844

Total	$13,425,245	$14,480,684	$195,475	$15,844

As of June 30, 2017, the Funds had available for tax purposes expiring capital loss carryovers as follows:

	Aggressive Investors 1	Small-Cap Growth
Expiring 6/30/2018	$16,094,317	$6,535,338

	Small-Cap Value	Managed Volatility
Expiring 6/30/2018	$20,011,215	$1,499,825

For Aggressive Investors 1, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. Aggressive Investors 1, has capital losses of $16,094,317 subject to limitation.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

There are no capital loss carryovers for Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, and Blue Chip 35 Index Fund as of June 30, 2017.

Capital loss carryovers utilized during the year ended June 30, 2017 were as follows:

Capital Loss
Bridgeway Fund	Carryover Utilized

Aggressive Investors 1	$46,629,631
Ultra-Small Company	9,063,579
Small-Cap Momentum	10,440
Small-Cap Growth	4,279,188
Small-Cap Value	3,054,674
Blue Chip 35 Index	2,100,878
Managed Volatility	1,270,304

During the year ended June 30, 2017, $33,557,457 of the capital loss carryforwards for Aggressive Investor 1 expired.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Components of Accumulated Earnings (Deficit) As of June 30, 2017, the components of accumulated earnings (deficit) on a tax basis were:

			Ultra-Small
	Aggressive Investors 1	Ultra-Small Company	Company Market

Accumulated Net Investment Income	$ -	$ 1,299,976	$ 449,162
Accumulated Net Realized Gain (Loss) on Investments*	(16,223,145)	566,419	26,615,393
Net Unrealized Appreciation of Investments	4,186,605	8,530,988	80,699,869

Total	$(12,036,540)	$10,397,383	$107,764,424

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Accumulated Net Investment Income	$ 218,377	$ 98,925	$ 547,899
Accumulated Net Realized Gain (Loss) on Investments*	159,764	(6,535,338)	(20,011,215)
Net Unrealized Appreciation of Investments	460,797	5,656,966	7,545,255

Total	$ 838,938	$ (779,447)	$(11,918,061)

	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income	$5,169,144	$180,610
Accumulated Net Realized Gain (Loss) on Investments*	12,133,158	(1,499,825)
Net Unrealized Appreciation of Investments	242,626,918	6,635,067

Total	$259,929,220	$5,315,852

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2018. The Aggressive Investors I Fund has elected to defer qualified short-term late-year losses of ($128,827). The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds have no deferred qualified late-year losses.

For the fiscal year June 30, 2017, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$(33,941,405)	$ 140,052	$ 3,173,738
Undistributed Net Investment Income	383,949	28,119	(301,913)
Accumulated Net Realized Gain (Loss) on Investments	33,557,456	(168,171)	(2,871,825)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$ 5,148	$ -	$ -
Undistributed Net Investment Income	2,727	-	-
Accumulated Net Realized Gain (Loss) on Investments	(7,875)	-	-

	Blue Chip 35 Index	Managed Volatility
Paid-in-Capital	$ 1,375,373	$ -
Undistributed Net Investment Income	(1,037,692)	-
Accumulated Net Realized Gain (Loss) on Investments	(337,681)	-

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

102	Annual Report | June 30, 2017

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 14, 2017. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

For the year ended June 30, 2017, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.90%	$858,374	107	$4,787	$2,512,000
Ultra-Small Company	2.06%	631,781	64	2,279	2,208,000
Ultra-Small Company Market	1.97%	1,288,559	186	12,944	7,789,000
Small-Cap Growth	2.03%	629,300	20	699	1,056,000
Small-Cap Value	1.82%	313,615	26	406	469,000
Blue Chip 35 Index	2.10%	2,877,355	93	15,396	13,421,000
Managed Volatility	2.08%	997,711	45	2,553	2,201,000

1Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2017, Small-Cap Growth and Blue Chip 35 Index Funds had loans outstanding in the amounts of $265,000 and $728,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, and Managed Volatility Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2017 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, and Managed Volatility Fund as of June 30, 2017 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 25, 2017

104	Annual Report | June 30, 2017

OTHER INFORMATION

June 30, 2017 (Unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2017. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations there-under.

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Corporate Dividends Received Deduction	100.00%	46.43%	92.28%
Qualified Dividend Income	100.00%	46.03%	92.07%
Qualified Interest Related Dividends	0.05%	0.09%	0.04%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Corporate Dividends Received Deduction	24.89%	100.00%	86.14%
Qualified Dividend Income	24.27%	100.00%	86.04%
Qualified Interest Related Dividends	0.01%	0.09%	0.08%
Qualified Short Term Capital Gain Dividends	100.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%

	Blue Chip 35 Index	Managed Volatility
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.02%	6.35%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	5.84%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2017, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market	Small-Cap Momentum
Ordinary Income Distributions	$1,255,319	$1,212,208	$3,465,525	$147,281
Equalization Debits Included in Ordinary Income Distributions	-	113,042	340,408	2,469
Equalization Debits Included in Long-Term Capital Gain Distributions	-	27,011	2,833,330	2,679
Long-Term Capital Gain Distributions	-	-	24,304,051	48,173

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility
Ordinary Income Distributions	$128,436	$644,905	$13,425,245	$195,475
Equalization Debits Included in Ordinary Income Distributions	-	-	1,037,692	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	337,681	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2017 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 11, 2017, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to consider information bearing on the continuation of the Management Agreement with respect to the following funds of the Company: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund (each a “Fund” and collectively, the “Funds”).

In reaching its decisions regarding the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board or committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the Management Agreement for each Fund.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter “Lipper”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to each Fund under the Management Agreement;

●	actual management fees paid by each Fund to the Adviser and a comparison of those fees with the management fees charged to other clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from the Management Agreement with each Fund;

●	the extent to which economies of scale may be present and if so, how and to what extent they could be shared with the Fund’s shareholders; and

●	any potential “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also had the opportunity to consult with, Independent Legal Counsel prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approvals of the Management Agreement.

Although the Management Agreement for all of the Funds was considered at the same Board meeting, the Directors considered each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other clients of the Adviser;

●	the Adviser’s risk assessment and management process;

●	the Adviser’s representation that it does not participate in any soft dollar arrangements and, although it receives unsolicited research from outside sources, the Adviser does not consider the receipt of that research in the decision- making process; and

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●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including cybersecurity). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that each Fund is likely to benefit from the nature, extent and quality of the Adviser’s services, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six month, one year, three year and five year periods ending December 31, 2016 as well as Fund performance compared with its benchmark for one, three, five, ten, fifteen year and since inception periods ending December 31, 2016 (although certain Funds did not yet have ten or fifteen year performance). The Board considered the Adviser’s representation that the differences in the performance of the similarly managed accounts (if any) and Fund performance were within ranges that the Adviser expects for the relevant accounts/Funds given, for example, differences in cash flows, investment restrictions, account size and tax management practices.

In addition, Lipper provided a report (the “Lipper Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Lipper (“Peer Group”) as of December 31, 2016. The performance periods included total return over the most recent calendar year (“one year period”) and the annualized total returns over the most recent three calendar year period (“three year period”), five calendar year period (“five year period”) and ten calendar year period (“ten year period”), although some Funds did not yet have a ten year performance period. With regard to the performance information provided in the Lipper Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information provided by the Adviser and from Lipper:

●	With regard to the Aggressive Investors 1 Fund, the Fund was in the top quintile relative to its Peer Group for the one and five year periods, in the second quintile for the three year period, and in the lowest quintile for the ten year period. The Fund outperformed its primary benchmark for the one, five, and fifteen year, and since inception, periods, but lagged its benchmark for the three and ten year periods. The Board considered the Adviser’s explanation that the underperformance of this Fund during certain of the above periods can be partially explained by spikes in stock correlations. The Board also considered the Adviser’s representation that it has engaged in significant research over 2016 and early 2017 for this Fund, and had made certain modifications intended to make the Fund less susceptible to underperformance during spikes in stock correlations.

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

●	With regard to the Ultra-Small Company Fund, the Fund had bottom quintile performance compared to its Peer Group for the one, three and ten year periods, with five year performance in the fourth quintile. The Fund underperformed its primary benchmark for all performance periods, except the since inception period. The Board considered the portfolio updates that the Adviser is in the process of implementing for this Fund, the Fund’s recent quarter end performance, and the Adviser’s explanation that this Fund’s holdings in larger capitalization stocks account for much of the underperformance relative to its primary benchmark, and that this Fund has outperformed its benchmark since inception.

●	With regard to the Ultra-Small Company Market Fund, the Fund ranked in the third, fourth, first and fourth quintiles for the one, three, five and ten year periods respectively. The Fund underperformed its primary benchmark over the one, ten and fifteen year periods, but outperformed over the three and five year periods. The Board considered the Adviser’s view that it expects this kind of performance variability against its Peer Group, which can largely be explained by the market capitalization differences between the Fund and other funds in the Peer Group (with the Fund’s holdings in extremely small market capitalization stocks relative to its Peer Group accounting for much of the underperformance) and the Adviser’s statement that it has brought a larger percentage of Fund assets into the market capitalization of the benchmark universe.

●	With regard to the Small-Cap Growth Fund, the Fund is in the top quintile relative to its Peer Group for the one, three and five year periods, but is in the bottom quintile for the ten year period. The Fund outperformed its primary benchmark for the one, three and five year periods, but lagged for the ten year and since inception periods. The Board considered the Adviser’s explanation that it made some refinements to its investment process approximately five years ago and that the Adviser believes these refinements are having a positive impact on the Fund.

●	With regard to the Small-Cap Value Fund, the Fund was in the third quintile for the one and five year periods and in the fourth quintile for the three and ten year periods, as compared with its Peer Group. The Fund lagged its primary benchmark across all time periods. The Board considered the Adviser’s explanation that the Fund’s underperformance relative to its Peer Group and benchmark is attributed to the Fund’s design of stronger exposure to capitalization and value factors that have been through a particularly long period of being out of favor. In addition, the Board considered the Adviser’s view that a deeper value exposure as compared to similar funds managed by the Adviser attributed to underperformance relative to such funds and the Adviser’s representation that it intends to focus research on this Fund in 2017.

●	With regard to the Blue Chip 35 Index Fund, the Fund had performance in the top quintile of its Peer Group for the one, three and ten year periods, with performance for the five year period in the second quintile. The Fund outperformed its primary benchmark for the one year, ten year and since inception periods, and underperformed the benchmark for the three, five and fifteen year periods. The Board also considered the Adviser’s explanation that the primary reason for the differences in performance was the larger market capitalization of the Fund’s holdings.

●	With regard to the Managed Volatility Fund, the Fund had performance in the third quintile relative to the Peer Group for all periods and underperformed its primary benchmark for all periods. The Board considered the Adviser’s explanation that the Fund is not designed to outperform the primary benchmark, but instead it is designed to capture market return while limiting volatility, which from inception to date the Fund has done. The Board also considered the Adviser’s statement that this performance is in line with the Fund’s design.

●	With regard to the Small-Cap Momentum Fund, the Fund had performance in the bottom quintile for the one and three year periods, and in the fourth quintile for the five year period, relative to its Peer Group. The Fund lagged its primary benchmark over all performance periods. The Board considered the Adviser’s view that the Fund’s intended design regarding momentum exposure and risk adjustment, lagging price-momentum factors, and growth factors in the small-cap space are the primary reasons for this performance and that the funds in the Peer Group do not have a design similar to that of the Fund. The Board also considered the Adviser’s representation that its research indicated that the intended design of stronger momentum exposure would be expected to provide stronger long-term outcomes than those of its Peer Group and benchmark and that the intended design would lag in the environments experienced over the relevant periods.

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Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to any comparable client accounts. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the Fund at the time of launch; the potential asset capacity of the Fund; the risks associated with providing the advisory services to the Fund; and estimated costs of providing the advisory services driven by the design complexity of the Fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

With respect to management fee differences between the Funds and other investment company clients of the Adviser, the Board considered that, unlike the Funds, the Adviser serves as a sub-adviser to the other investment company clients. The Board also considered the fees charged to other investment company clients of the Adviser, as well as the Adviser’s representation that for certain Funds, that the Adviser did not manage comparable investment companies.

With respect to management fee differences between the Funds and other non-investment company clients of the Adviser, the Board considered that: (i) the management fees charged to the Blue Chip 35 Fund and the Ultra-Small Company Market Fund are lower than those charged to comparable clients; (ii) the asset based management fee charged to the Aggressive Investors 1 Fund is higher than that charged to comparable clients, while the Fund’s performance fee rate is significantly lower than the performance fee rate charged to comparable clients (and there are other differences in the performance fee calculations); and (iii) the Adviser had no advisory clients comparable to the other Funds.

The Board also considered information compiled by Lipper comparing each Fund’s contractual management fee rate (excluding any performance fees and using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers and any performance fees, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers and performance fees, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Lipper’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Lipper excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Lipper’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Lipper comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Lipper comparisons included both advisory and administration fees.

With regard to the expense information provided in the Lipper Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Lipper defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses. In particular, the Board considered the following:

●	The Aggressive Investors 1 Fund’s contractual management fee was higher than most of the other funds in its Peer Group (excluding the performance fee), but that Fund’s actual management fees and actual total expenses were the lowest in its Peer Group. The Board also considered the impact of the performance fee for this Fund on the contractual management fee comparison.

●

With respect to the Ultra-Small Company Fund, the Board considered that the Fund’s contractual management fees and actual total expense ratio were in the second quintile in its Peer Group, and actual management fees were in the

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OTHER INFORMATION (continued)

June 30, 2017 (Unaudited)

fourth quintile. The Board considered the Adviser’s belief that the Fund’s management fee is reasonable and appropriate due to the smaller-capitalization and other distinctive design features of the Fund relative to its Peer Group, which place the fees and performance in line with what the Adviser believes current investors expect.

●	With respect to the Ultra-Small Company Market Fund, the Blue Chip 35 Index Fund, the Small-Cap Growth Fund, the Small-Cap Momentum Fund, and the Small-Cap Value Fund, the Board considered that each Fund was in the top quintile for all three fee categories. The Board also considered the impact of the performance fee arrangement on contractual management fees for the Small-Cap Value and Small-Cap Growth Funds.

●	With respect to the Managed Volatility Fund, the Board considered that the Fund was in the first quintile for contractual management fees and actual total expense ratio, and in the second quintile (but below the median) for actual management fees.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels.

The foregoing comparisons assisted the Board in determining to approve the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process somewhat arbitrary. The Board also considered that the Adviser was operating some Funds at a loss but that the Adviser’s overall business is profitable. Additionally, the Board considered the Adviser’s representation that the Adviser continued to improve its financial position over the last year.

Economies of Scale

With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although neither Fund is at a size currently to benefit from such breakpoints. With respect to Ultra-Small Company Market Fund and Managed Volatility Fund, the Board considered the Adviser’s representation that it believes that neither Fund will produce significant economies of scale because each Fund involves intensive and time-consuming portfolio and trading management. Finally, although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to their respective Peer Groups and ahead of the economies of scale curve at launch.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not consider the receipt of this information in the decision-making process. The Board concluded that the benefits accruing to Adviser by virtue of its relationship to the

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Funds appeared to be reasonable.

* * * * *

After evaluation of the information regarding management services, investment performance, management fees, profitability, economies of scale and ancillary benefits, as described above, as well as other considerations (such as the Adviser’s compliance program, regulatory history, insurance coverage, privacy and cybersecurity controls and brokerage practices), and in light of the nature, extent and quality of services provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the level of management fees to be paid to the Adviser with respect to each Fund under the Management Agreement is reasonable.

In summary, based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the approval of the Management Agreement for each Fund was in the best interests of each such Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2017 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2017 and held until June 30, 2017.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/17	Ending Account Value at 6/30/17	Expense Ratio	Expenses Paid During Period* 1/1/17 - 6/30/17

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,043.40	1.60%	$8.11
Hypothetical Fund Return	$1,000.00	$1,016.86	1.60%	$8.00

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$1,011.50	1.18%	$5.89
Hypothetical Fund Return	$1,000.00	$1,018.94	1.18%	$5.91

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$1,031.80	0.75%	$3.78
Hypothetical Fund Return	$1,000.00	$1,021.08	0.75%	$3.76

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,058.50	0.90%	$4.59
Hypothetical Fund Return	$1,000.00	$1,020.33	0.90%	$4.51

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,075.50	0.94%	$4.84
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$993.20	0.94%	$4.65
Hypothetical Fund Return	$1,000.00	$1,020.13	0.94%	$4.71

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DISCLOSURE OF FUND EXPENSES (continued)

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	Beginning Account Value at 1/1/17	Ending Account Value at 6/30/17	Expense Ratio	Expenses Paid During Period* 1/1/17 - 6/30/17

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,061.10	0.15%	$0.77
Hypothetical Fund Return	$1,000.00	$1,024.05	0.15%	$0.75

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,033.50	0.95%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.08	0.95%	$4.76

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six- month period (181) divided by the number of days in the fiscal year (365).

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DIRECTORS & OFFICERS
June 30, 2017 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 63	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Ten	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 62	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 54	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Funds (37 Portfolios)

Evan Harrel Age 56	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

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DIRECTORS & OFFICERS (continued)
June 30, 2017 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 61	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Ten	None

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DIRECTORS & OFFICERS (continued)
June 30, 2017 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 59	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 55	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 52	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 62	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 43	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.	N/A	None

*	Independent Chairman

1	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

2	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

          A no-load mutual fund family of domestic funds

Annual Report
June 30, 2017
OMNI SMALL-CAP VALUE	BOSVX
OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2017 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]
Omni Small-Cap Value	-0.77%	-3.51%	24.83%	14.17%	14.13%	8/31/2011	0.71%[1]	0.61%[1]
Omni Tax-Managed Small-Cap Value	-0.74%	-3.34%	24.83%	14.05%	10.83%	12/31/2010	0.72%[1]	0.60%[1]

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2017.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2017

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. Our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are constructed based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was positive for the June 2017 quarter. Broad market returns for the quarter were up 3.02%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2017, broad market stocks were up 18.51%, as represented by the Russell 3000 Index. Growth stocks outperformed value stocks in the large and mid-cap size groups, but value stocks slightly outperformed growth among small caps. As a result, small-cap value stocks had the highest returns, up 24.86%, followed by small-cap growth stocks, up 24.40%, as represented by the Russell 2000 Value Index and Russell 2000 Growth Index, respectively.

The following table presents returns for broad market, small-cap, mid-cap, and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in returns among U.S. stocks.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2017

	Quarter	Fiscal Year
Best	4.67%	24.86%
Performing	Russell 1000 Growth Index	Russell 2000 Value Index
	4.65%	24.40%
	Russell 3000 Growth Index	Russell 2000 Growth Index
	4.39%	20.72%
	Russell 2000 Growth Index	Russell 3000 Growth Index
	4.21%	20.42%
	Russell Midcap Growth Index	Russell 1000 Growth Index
	1.37%	17.05%
	Russell Midcap Value Index	Russell Midcap Growth Index
	1.34%	16.21%
	Russell 1000 Value Index	Russell 3000 Value Index
	1.29%	15.93%
	Russell 3000 Value Index	Russell Midcap Value Index
Worst	0.67%	15.53%
Performing	Russell 2000 Value Index	Russell 1000 Value Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure. These Funds were designed to capture the size and style benefits within the small-cap asset class.

2	Annual Report | June 30, 2017

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned -0.77%, underperforming our primary market benchmark, the Russell 2000 Value Index (+0.67%).

For the fiscal year, our Fund returned +24.83%, slightly underperforming the Russell 2000 Value Index (+24.86%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	Since Inception (8/31/11)

Omni Small-Cap Value Fund	-0.77%	24.83%	14.17%	14.13%
Russell 2000 Value Index	0.67%	24.86%	13.39%	13.52%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Omni Small-Cap Value Fund ranked 58th of 295 small-cap value funds for the 12 months ended June 30, 2017, 50th of 222 over the last five years and 45th of 214 such funds since inception in August 2011. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	3

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception August 31, 2011 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2017, we held 665 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple value metrics detracted from relative performance, as the deepest-value stocks, according to some metrics, significantly lagged the benchmark. The Fund’s tilt toward smaller stocks within the small-cap value universe helped relative returns, but not enough to offset the impact of the deeper value tilt.

By design, the Fund does not hold Utilities sector stocks and Real Estate Investment Trusts (REITs). This positioning hurt relative performance, as REITs and Utilities make up roughly 17% of the benchmark and outperformed the benchmark’s total returns. Our Fund’s higher weighting in Energy sector stocks also detracted from relative returns, as oil prices moved lower during the quarter amid oversupply concerns.

Detailed Explanation of Fiscal Year Performance

The Fund benefited from its focus on smaller stocks within the small-cap value universe, as smaller stocks were among the benchmark’s best performers during the fiscal year. A tilt toward deeper value stocks across multiple value metrics did not have a significant impact on relative performance.

A lack of exposure to Utilities sector stocks and REITs boosted relative results because Utilities stocks and REITs underperformed the benchmark during the fiscal year. The Fund’s higher weighting in Energy stocks detracted from relative performance.

4	Annual Report | June 30, 2017

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	TTM Technologies, Inc.	Information Technology	1.3%
2	Stepan Co.	Materials	1.0%
3	Rush Enterprises, Inc., Class A	Industrials	0.9%
4	Central Garden & Pet Co., Class A	Consumer Staples	0.9%
5	Air Transport Services Group, Inc.	Industrials	0.9%
6	SkyWest, Inc.	Industrials	0.7%
7	Cooper-Standard Holding, Inc.	Consumer Discretionary	0.7%
8	Kraton Corp.	Materials	0.7%
9	Navigant Consulting, Inc.	Industrials	0.7%
10	ManTech International Corp., Class A	Information Technology	0.6%
	Total		8.4%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.2%	10.7%	6.5%
Consumer Staples	3.2%	2.8%	0.4%
Energy	8.1%	6.1%	2.0%
Financials	32.5%	30.6%	1.9%
Health Care	2.3%	5.6%	-3.3%
Industrials	19.2%	11.7%	7.5%
Information Technology	9.1%	9.5%	-0.4%
Materials	6.2%	4.1%	2.1%
Real Estate	0.3%	11.6%	-11.3%
Telecommunication Services	1.2%	0.7%	0.5%
Utilities	0.0%	6.6%	-6.6%
Cash & Other Assets	0.7%	0.0%	0.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	5

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

6	Annual Report | June 30, 2017

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

COMMON STOCKS - 99.31%
Consumer Discretionary - 17.17%
A.H. Belo Corp., Class A	37,983	$208,907
Abercrombie & Fitch Co., Class A+	124,000	1,542,560
Adtalem Global Education, Inc.+	22,900	869,055
AMCON Distributing Co.	1,350	140,535
American Axle & Manufacturing Holdings, Inc.*+	105,000	1,638,000
American Public Education, Inc.*	32,800	775,720
Appliance Recycling Centers of America, Inc.*	2,900	2,320
Ascent Capital Group, Inc., Class A*+	17,000	261,120
AV Homes, Inc.*+	52,300	1,048,615
Barnes & Noble Education, Inc.*	64,824	689,079
Barnes & Noble, Inc.	112,000	851,200
Bassett Furniture Industries, Inc.	80,500	3,054,975
Beasley Broadcast Group, Inc., Class A+	2,500	24,500
Beazer Homes USA, Inc.*	70,000	960,400
Big 5 Sporting Goods Corp.+	132,345	1,727,102
Biglari Holdings, Inc.*	1,600	639,584
Black Diamond, Inc.*+	23,300	154,945
Boot Barn Holdings, Inc.*+	54,000	382,320
Caesars Entertainment Corp.*+	126,600	1,519,200
CafePress, Inc.*	43,400	112,406
Caleres, Inc.	88,500	2,458,530
Century Casinos, Inc.*	59,600	439,252
Chico’s FAS, Inc.	121,000	1,139,820
Children’s Place, Inc. (The)+	20,200	2,062,420
China Automotive Systems, Inc.*+	20,400	98,736
China XD Plastics Co., Ltd.*+	163,000	766,100
Christopher & Banks Corp.*	27,700	36,287
Citi Trends, Inc.+	53,900	1,143,758
Conn’s, Inc.*+	30,000	573,000
Container Store Group, Inc. (The)*+	12,000	71,040
Cooper-Standard Holding, Inc.*	51,000	5,144,370
Crown Crafts, Inc.+	13,050	90,045
CSS Industries, Inc.	53,100	1,389,096
Del Frisco’s Restaurant Group, Inc.*	49,700	800,170
Del Taco Restaurants, Inc.*+	102,300	1,406,625

Industry Company	Shares	Value

Consumer Discretionary (continued)
Delta Apparel, Inc.*+	25,500	$565,590
Destination Maternity Corp.*	9,800	31,752
DSW, Inc., Class A+	55,000	973,500
E.W. Scripps Co., Class A (The)*	80,000	1,424,800
El Pollo Loco Holdings, Inc.*+	35,000	484,750
Eldorado Resorts, Inc.*+	15,000	300,000
Entercom Communications Corp., Class A+	220,225	2,279,329
Eros International PLC*+	51,300	587,385
EVINE Live, Inc.*	162,700	162,700
Express, Inc.*	60,000	405,000
Finish Line, Inc. (The), Class A+	53,600	759,512
Flanigan’s Enterprises, Inc.	2,500	72,500
Flexsteel Industries, Inc.	17,000	919,870
Fogo De Chao, Inc.*+	45,000	625,500
Fossil Group, Inc.*+	20,000	207,000
Fred’s, Inc., Class A+	133,600	1,233,128
FTD Cos., Inc.*	25,380	507,600
Full House Resorts, Inc.*	56,000	136,640
Gannett Co., Inc.	160,000	1,395,200
Genesco, Inc.*	27,200	922,080
Golden Entertainment, Inc.*+	40,000	828,400
Good Times Restaurants, Inc.*+	1,500	5,325
Gray Television, Inc.*	148,700	2,037,190
Group 1 Automotive, Inc.	44,000	2,786,080
Guess?, Inc.+	99,100	1,266,498
Haverty Furniture Cos., Inc.	73,400	1,842,340
Hooker Furniture Corp.	15,000	617,250
Iconix Brand Group, Inc.*	70,000	483,700
International Speedway Corp., Class A	76,456	2,870,923
Intrawest Resorts Holdings, Inc.*+	79,300	1,882,582
J Alexander’s Holdings, Inc.*	10,000	122,500
Johnson Outdoors, Inc., Class A	32,779	1,580,276
K12, Inc.*	91,350	1,636,992
KB Home+	175,900	4,216,323
Lakeland Industries, Inc.*	16,000	232,000
Libbey, Inc.	15,000	120,900
Liberty Tax, Inc.+	9,500	123,025
Lifetime Brands, Inc.+	60,900	1,105,335
Lincoln Educational Services Corp.*+	91,900	284,890
Luby’s, Inc.*	156,900	440,889
M/I Homes, Inc.*	48,000	1,370,400

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Marcus Corp. (The)	130,150	$3,930,530
McClatchy Co. (The), Class A*+	15,432	144,135
MDC Holdings, Inc.	75,000	2,649,750
Modine Manufacturing Co.*	142,900	2,364,995
Movado Group, Inc.	30,000	757,500
NACCO Industries, Inc., Class A	13,045	924,238
Nevada Gold & Casinos, Inc.*+	35,300	79,072
New Home Co. Inc., (The)*	10,000	114,700
New Media Investment Group, Inc.	93,300	1,257,684
New York & Co., Inc.*+	126,700	174,846
P&F Industries, Inc., Class A	696	4,253
Party City Holdco, Inc.*+	180,200	2,820,130
Peak Resorts, Inc.+	104,000	426,400
Perry Ellis International, Inc.*	138,100	2,687,426
PICO Holdings, Inc.*	25,000	437,500
Pier 1 Imports, Inc.	196,200	1,018,278
Reading International, Inc., Class A*	31,209	503,401
Red Lion Hotels Corp.*	43,905	322,702
Regis Corp.*+	168,150	1,726,900
Rent-A-Center, Inc.+	2,000	23,440
Rocky Brands, Inc.	24,300	326,835
Ruby Tuesday, Inc.*	125,300	251,853
Saga Communications, Inc., Class A	6,765	309,499
Salem Media Group, Inc.+	83,452	592,509
Scholastic Corp.	72,800	3,173,352
Shiloh Industries, Inc.*+	36,500	428,510
Shoe Carnival, Inc.+	63,600	1,327,968
Sonic Automotive, Inc., Class A	74,500	1,449,025
SORL Auto Parts, Inc.*+	129,900	867,732
SPAR Group, Inc.*	1,500	1,500
Speedway Motorsports, Inc.	120,800	2,207,016
Stein Mart, Inc.+	53,000	89,570
Stoneridge, Inc.*	25,000	385,250
Strattec Security Corp.+	1,300	46,020
Superior Industries International, Inc.	115,400	2,371,470
Tandy Leather Factory, Inc.*+	8,000	71,200
Tilly’s, Inc., Class A	88,300	896,245
Time, Inc.	114,350	1,640,922
Tower International, Inc.	47,000	1,055,150
Townsquare Media, Inc., Class A*	185,556	1,900,093
TravelCenters of America LLC*	179,400	735,540

Industry Company	Shares	Value
Consumer Discretionary (continued)
UCP, Inc., Class A*+	18,200	$199,290
Unifi, Inc.*	11,900	366,520
Urban One, Inc.*+	800	1,800
Vera Bradley, Inc.*	20,000	195,600
Vitamin Shoppe, Inc.*	35,000	407,750
VOXX International Corp.*+	67,100	550,220
West Marine, Inc.+	42,400	544,840
Weyco Group, Inc.	10,200	284,376
William Lyon Homes, Class A*+	30,000	724,200
ZAGG, Inc.*	145,700	1,260,305
Zumiez, Inc.*	69,000	852,150

		121,951,636
Consumer Staples - 3.15%
Alico, Inc.	6,800	212,840
Andersons, Inc. (The)	88,100	3,008,615
Central Garden & Pet Co., Class A*	220,003	6,604,490
Dean Foods Co.+	10,000	170,000
Ingles Markets, Inc., Class A	59,800	1,991,340
Landec Corp.*	9,000	133,650
Mannatech, Inc.+	8,400	133,560
Natural Alternatives International, Inc.*	18,100	181,000
Nutraceutical International Corp.	28,700	1,195,355
Omega Protein Corp.	123,750	2,215,125
S&W Seed Co.*+	20,000	83,000
Seneca Foods Corp., Class A*+	40,100	1,245,105
SpartanNash Co.	145,946	3,788,758
Village Super Market, Inc., Class A	1,709	44,297
Weis Markets, Inc.	28,525	1,389,738

		22,396,873
Energy - 8.09%
Adams Resources & Energy, Inc.+	23,100	948,948
Alon USA Energy, Inc.	101,350	1,349,982
Approach Resources, Inc.*+	120,726	406,847
Archrock, Inc.	100,000	1,140,000
Ardmore Shipping Corp.+	99,700	812,555
Atwood Oceanics, Inc.*+	230,000	1,874,500
Bill Barrett Corp.*	180,500	554,135
Bristow Group, Inc.+	65,500	501,075
Callon Petroleum Co.*	215,000	2,281,150
Clean Energy Fuels Corp.*+	115,000	292,100
Cloud Peak Energy, Inc.*	47,300	166,969
Dawson Geophysical Co.*+	45,000	176,400

8	Annual Report | June 30, 2017

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Energy (continued)
Delek US Holdings, Inc.+	90,000	$2,379,600
Denbury Resources, Inc.*	479,500	733,635
DHT Holdings, Inc.+	221,722	920,146
Dorian LPG, Ltd.*+	183,500	1,501,030
ENGlobal Corp.*	60,422	78,549
EP Energy Corp., Class A*+	350,000	1,281,000
Era Group, Inc.*+	45,800	433,268
Exterran Corp.*	35,000	934,500
Forum Energy Technologies, Inc.*	148,310	2,313,636
GasLog Ltd.+	199,300	3,039,325
Gran Tierra Energy, Inc.*+	147,100	329,504
Green Plains, Inc.	90,200	1,853,610
Gulf Island Fabrication, Inc.+	30,403	352,675
Hallador Energy Co.+	70,000	543,900
Helix Energy Solutions Group, Inc.*	40,000	225,600
Independence Contract Drilling, Inc.*+	83,319	324,111
International Seaways, Inc.*	438	9,491
Matador Resources Co.*+	95,000	2,030,150
McDermott International, Inc.*	538,400	3,860,328
Mitcham Industries, Inc.*+	28,700	114,226
Natural Gas Services Group, Inc.*	68,800	1,709,680
Navios Maritime Acquisition Corp.	387,400	569,478
New Concept Energy, Inc.*+	4,800	6,528
Newpark Resources, Inc.*	101,500	746,025
North Atlantic Drilling, Ltd.*+	100,000	133,000
Oasis Petroleum, Inc.*	237,000	1,907,850
Oil States International, Inc.*	18,000	488,700
Overseas Shipholding Group, Inc., Class A*	16	43
Pacific Drilling SA*+	73,700	126,027
Parker Drilling Co.*	490,500	662,175
Pioneer Energy Services Corp.*	198,300	406,515
Renewable Energy Group, Inc.*	163,885	2,122,311
REX American Resources Corp.*	33,920	3,275,315
Ring Energy, Inc.*+	50,000	650,000
Scorpio Tankers, Inc.+	200,000	794,000
SEACOR Holdings, Inc.*	45,900	1,574,370
SEACOR Marine Holdings, Inc.*	46,148	939,573
Ship Finance International, Ltd.+	185,000	2,516,000

Industry Company	Shares	Value

Energy (continued)
SM Energy Co.+	12,000	$198,360
SRC Energy, Inc.*+	110,000	740,300
Teekay Corp.+	165,000	1,100,550
Teekay Tankers, Ltd., Class A+	304,800	573,024
TransAtlantic Petroleum, Ltd.*	15,000	18,000
Unit Corp.*	132,625	2,484,066

		57,504,835

Financials - 32.53%
1347 Property Insurance Holdings, Inc.*+	24,300	194,400
1st Constitution Bancorp+	3,000	53,250
1st Source Corp.	59,347	2,845,095
Access National Corp.+	31,191	827,185
ACNB Corp.+	1,000	30,500
Ambac Financial Group, Inc.*	69,000	1,197,150
American Equity Investment Life Holding Co.	850	22,338
American National Bankshares, Inc.	21,800	805,510
American River Bankshares	21,300	309,063
AMERISAFE, Inc.	1,800	102,510
AmeriServ Financial, Inc.+	5,000	20,750
Argo Group International Holdings Ltd.	39,160	2,373,096
Arlington Asset Investment Corp., Class A+	45,300	619,251
Asta Funding, Inc.*+	20,000	164,000
Atlantic Capital Bancshares, Inc.*	52,300	993,700
Atlantic Coast Financial Corp.*	1,000	7,990
B. Riley Financial, Inc.	10,402	192,957
Baldwin & Lyons, Inc., Class B	75,300	1,844,850
Banc of California, Inc.+	70,000	1,505,000
Banco Latinoamericano de Comercio Exterior SA, Class E	70,000	1,916,600
Bank of Commerce Holdings+	83,450	922,123
Bankwell Financial Group, Inc.	13,300	415,359
Bar Harbor Bankshares+	18,366	566,040
Bay Bancorp, Inc.*+	25,000	191,250
BCB Bancorp, Inc.+	10,400	159,120
Bear State Financial, Inc.+	5,000	47,300
Berkshire Hills Bancorp, Inc.	80,565	2,831,860

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Blue Capital Reinsurance Holdings, Ltd.+	12,173	$222,766
BofI Holding, Inc.*+	70,000	1,660,400
C&F Financial Corp.+	2,200	103,180
Camden National Corp.	20,100	862,491
Capital City Bank Group, Inc.	83,150	1,697,923
CB Financial Services, Inc.	14,000	365,400
Central Pacific Financial Corp.	25,000	786,750
Central Valley Community Bancorp	50,000	1,108,000
Century Bancorp, Inc., Class A	15,200	966,720
Charter Financial Corp.	17,500	315,000
Chemung Financial Corp.+	13,500	551,880
Citizens Community Bancorp, Inc.+	15,000	209,700
Citizens, Inc.*+	106,040	782,575
Civista Bancshares, Inc.+	21,500	448,920
CNB Financial Corp.	83,800	2,008,686
Coastway Bancorp, Inc.*+	1,513	31,168
Codorus Valley Bancorp, Inc.+	7,398	210,116
Commerce Union Bancshares, Inc.+	2,500	59,675
Community Bankers Trust Corp.*+	40,800	336,600
Community Financial Corp. (The)+	12,500	481,250
Community Trust Bancorp, Inc.	17,500	765,625
ConnectOne Bancorp, Inc.	43,000	969,650
Consumer Portfolio Services, Inc.*	142,000	646,100
County Bancorp, Inc.	8,237	197,688
Crawford & Co., Class A+	11,600	90,248
Customers Bancorp, Inc.*	36,500	1,032,220
DNB Financial Corp.+	465	15,950
Donegal Group, Inc., Class A	64,000	1,017,600
Eagle Bancorp Montana, Inc.	3,000	54,300
eHealth, Inc.*	15,000	282,000
EMC Insurance Group, Inc.	46,550	1,293,159
Employers Holdings, Inc.+	91,300	3,861,990
Encore Capital Group, Inc.*+	48,500	1,947,275
Enova International, Inc.*	66,307	984,659
Entegra Financial Corp.*+	13,200	300,300
Enterprise Bancorp, Inc.+	38,775	1,378,064
Enterprise Financial Services Corp.	27,700	1,130,160

Industry Company	Shares	Value

Financials (continued)
ESSA Bancorp, Inc.+	33,100	$487,232
Evans Bancorp, Inc.+	4,000	159,800
EZCORP, Inc., Class A*	102,169	786,701
Farmers Capital Bank Corp.	34,400	1,326,120
Farmers National Banc Corp.	150	2,175
FBL Financial Group, Inc., Class A+	50,806	3,124,569
Federal Agricultural Mortgage Corp., Class C	24,000	1,552,800
Federated National Holding Co.+	37,288	596,608
Fidelity & Guaranty Life+	60,800	1,887,840
Fidelity Southern Corp.	57,623	1,317,262
Financial Institutions, Inc.	39,300	1,171,140
First BanCorp Puerto Rico*	476,500	2,758,935
First BanCorp Southern Pines NC+	114,988	3,594,525
First Bancorp, Inc.+	9,045	244,758
First Bancshares, Inc. (The)+	14,900	411,240
First Business Financial Services, Inc.+	16,000	369,280
First Commonwealth Financial Corp.	158,300	2,007,244
First Community Bancshares, Inc.	44,000	1,203,400
First Community Corp.+	600	12,600
First Connecticut Bancorp, Inc.+	2,100	53,865
First Financial Corp.	37,000	1,750,100
First Financial Northwest, Inc.	35,182	567,486
First Guaranty Bancshares, Inc.+	5,000	136,200
First Internet Bancorp+	14,500	406,725
First Interstate BancSystem, Inc., Class A	2,633	97,948
First Midwest Bancorp, Inc.	129,000	3,006,990
First of Long Island Corp. (The)	18,000	514,800
First South Bancorp, Inc.+	25,000	413,500
First United Corp.*	6,626	99,059
First US Bancshares, Inc.	4,368	49,009
FirstCash, Inc.	42,788	2,494,540
Flushing Financial Corp.	44,297	1,248,732
FNFV Group*	126,700	2,001,860
GAIN Capital Holdings, Inc.+	139,805	870,985
GAMCO Investors, Inc., Class A+	10,000	296,000
Great Southern Bancorp, Inc.	26,900	1,439,150

10	Annual Report | June 30, 2017

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Financials (continued)
Green Bancorp, Inc.*+	52,000	$1,008,800
Green Dot Corp., Class A*	84,600	3,259,638
Hallmark Financial Services, Inc.*	57,800	651,406
HCI Group, Inc.+	40,400	1,897,992
Heartland Financial USA, Inc.	64,600	3,042,660
Heritage Financial Corp.+	69,860	1,851,290
Heritage Insurance Holdings, Inc.+	35,000	455,700
Hingham Institution for Savings+	30	5,458
HMN Financial, Inc.*	23,800	427,210
Home Bancorp, Inc.	31,994	1,360,385
HomeStreet, Inc.*	57,000	1,577,475
HomeTrust Bancshares, Inc.*	2,961	72,248
HopFed Bancorp, Inc.+	18,100	266,251
Horace Mann Educators Corp.	93,600	3,538,080
Horizon Bancorp	4,725	124,504
Independence Holding Co.+	15,050	307,772
Independent Bank Group, Inc.	16,900	1,005,550
Infinity Property & Casualty Corp.	20,900	1,964,600
International Bancshares Corp.	65,687	2,302,329
Investar Holding Corp.+	22,000	503,800
Investment Technology Group, Inc.	57,050	1,211,742
Investors Title Co.+	1,000	193,440
James River Group Holdings, Ltd.	70,600	2,804,938
JMP Group LLC+	300	1,638
Kansas City Life Insurance Co.+	7,000	346,500
KCG Holdings, Inc., Class A*	159,500	3,180,430
Kingstone Cos., Inc.+	12,100	185,130
Lakeland Bancorp, Inc.	102,050	1,923,642
Landmark Bancorp, Inc.+	1,102	33,942
LegacyTexas Financial Group, Inc.	10,000	381,300
Mackinac Financial Corp.+	15,800	221,200
Maiden Holdings, Ltd.	219,500	2,436,450
MainSource Financial Group, Inc.	67,610	2,265,611
Marlin Business Services Corp.+	10,580	266,087
MBT Financial Corp.	60,322	585,123
Mercantile Bank Corp.	44,100	1,388,268
Meta Financial Group, Inc.	16,477	1,466,453

Industry Company	Shares	Value

Financials (continued)
Mid Penn Bancorp, Inc.+	12,300	$337,635
Midland States Bancorp, Inc.	22,658	759,496
MidSouth Bancorp, Inc.+	17,000	199,750
MidWestOne Financial Group, Inc.	24,860	842,505
MMA Capital Management, LLC*	500	11,050
MutualFirst Financial, Inc.	18,900	674,730
National Bankshares, Inc.+	2,500	102,000
National Commerce Corp.*+	5,400	213,570
National Security Group, Inc. (The)+	200	2,852
National Western Life Group, Inc., Class A+	7,614	2,433,587
Nationstar Mortgage Holdings, Inc.*+	170,000	3,041,300
Navigators Group, Inc. (The)	74,700	4,101,030
NBT Bancorp, Inc.	10,000	369,500
Nelnet, Inc., Class A	37,800	1,776,978
NewStar Financial, Inc.	40,000	420,000
Nicholas Financial, Inc.*+	43,400	400,582
Nicolet Bankshares, Inc.*	1,355	74,132
NMI Holdings, Inc., Class A*	250,000	2,862,500
Northeast Bancorp+	12,500	254,375
Northrim BanCorp, Inc.	30,445	925,528
Ocwen Financial Corp.*+	61,500	165,435
OFG Bancorp	99,200	992,000
Old Line Bancshares, Inc.	50	1,409
Old Second Bancorp, Inc.	54,750	632,362
OneBeacon Insurance Group Ltd., Class A	163,900	2,987,897
Oppenheimer Holdings, Inc., Class A	31,093	509,925
Opus Bank+	1,500	36,300
Orrstown Financial Services, Inc.	35,500	811,175
Pacific Continental Corp.	55,500	1,418,025
Pacific Premier Bancorp, Inc.*	28,524	1,052,536
Park Sterling Corp.	248,817	2,955,946
Parke Bancorp, Inc.+	7,863	176,131
Pathfinder Bancorp, Inc.	3,000	47,250
Peapack Gladstone Financial Corp.	6,894	215,713
Penns Woods Bancorp, Inc.+	1,000	41,180
Peoples Bancorp of North Carolina, Inc.+	4,800	151,680
Peoples Bancorp, Inc.	43,400	1,394,442
PHH Corp.*	105,050	1,446,538
Piper Jaffray Cos.	35,500	2,128,225

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value
Common Stocks (continued)
Financials (continued)
Premier Financial Bancorp, Inc.+	27,720	$571,309
Provident Financial Holdings, Inc.	51,000	981,750
Provident Financial Services, Inc.	69,700	1,768,986
QCR Holdings, Inc.	2,000	94,800
Regional Management Corp.*+	43,100	1,018,453
Renasant Corp.	97,046	4,244,792
Republic Bancorp, Inc., Class A	38,642	1,379,519
Riverview Bancorp, Inc.+	87,000	577,680
S&T Bancorp, Inc.	40,045	1,436,014
Safety Insurance Group, Inc.	32,000	2,185,600
Salisbury Bancorp, Inc.	1,183	49,035
Sandy Spring Bancorp, Inc.	7,400	300,884
SB Financial Group, Inc.+	28,400	482,516
Security National Financial Corp., Class A*	86,301	552,326
Selective Insurance Group, Inc.	65,950	3,300,798
Shore Bancshares, Inc.	67,012	1,102,347
SI Financial Group, Inc.	55,700	896,770
Sierra Bancorp	77,800	1,909,990
Southern National Bancorp of Virginia, Inc.+	47,866	842,438
State Auto Financial Corp.	80,550	2,072,552
State National Cos, Inc.	25,000	459,500
Stewart Information Services Corp.	87,150	3,954,867
Stonegate Bank	44,100	2,036,538
Summit Financial Group, Inc.+	22,015	484,330
Sussex Bancorp+	15,000	371,250
Territorial Bancorp, Inc.	21,200	661,228
Third Point Reinsurance Ltd.*+	70,000	973,000
Timberland Bancorp, Inc.+	39,000	985,530
Tiptree, Inc.+	10,000	70,500
TowneBank	1,642	50,574
TriCo Bancshares	600	21,090
TriState Capital Holdings, Inc.*	61,900	1,559,880
Triumph Bancorp, Inc.*	20,000	491,000
TrustCo Bank Corp.	5,000	38,750
Two River Bancorp+	29,505	548,498
Union Bankshares Corp.	60,966	2,066,747
United Bankshares, Inc.+	17,750	695,800

Industry Company	Shares	Value

Financials (continued)
United Community Bancorp+	11,800	$231,280
United Community Financial Corp.	324	2,692
United Fire Group, Inc.	78,800	3,471,928
United Insurance Holdings Corp.	60,000	943,800
Universal Insurance Holdings, Inc.+	86,316	2,175,163
Univest Corp. of Pennsylvania	92,764	2,778,282
Veritex Holdings, Inc.*	30,400	800,432
Walker & Dunlop, Inc.*	70,475	3,441,294
Waterstone Financial, Inc.	8,000	150,800
WesBanco, Inc.	70,273	2,778,594
Westbury Bancorp, Inc.*+	3,750	76,350
Western New England Bancorp, Inc.	83,393	846,439
World Acceptance Corp.*+	7,700	576,807
Xenith Bankshares, Inc.*	41,175	1,278,896

		231,068,322

Health Care - 2.34%
Almost Family, Inc.*	600	36,990
Altimmune, Inc.	13,778	44,090
AMAG Pharmaceuticals, Inc.*+	58,500	1,076,400
AngioDynamics, Inc.*	67,400	1,092,554
Cumberland Pharmaceuticals, Inc.*	23,000	162,610
Digirad Corp.+	36,447	147,610
Enanta Pharmaceuticals, Inc.*	20,000	719,600
Exactech, Inc.*	17,500	521,500
FONAR Corp.*+	30,400	843,600
Halyard Health, Inc.*	17,800	699,184
InfuSystems Holdings, Inc.*	21,100	37,980
Kewaunee Scientific Corp.	3,000	74,850
Kindred Healthcare, Inc.	116,350	1,355,478
Lannett Co., Inc.*+	60,000	1,224,000
LHC Group, Inc.*	1,000	67,890
Magellan Health, Inc.*	26,225	1,911,802
Nobilis Health Corp.*+	20,000	38,000
PDL BioPharma, Inc.	25,000	61,750
PharMerica Corp.*	36,750	964,688
Select Medical Holdings Corp.*	200,000	3,070,000
Tivity Health, Inc.*	10,000	398,500

12	Annual Report | June 30, 2017

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Health Care (continued)
Triple-S Management Corp., Class B*	122,300	$2,068,093

		16,617,169

Industrials - 19.23%
AAR Corp.	92,600	3,218,776
Acacia Research Corp.*	35,000	143,500
ACCO Brands Corp.*	364,300	4,244,095
Acme United Corp.	735	21,021
Aegion Corp.*	99,341	2,173,581
AeroCentury Corp.*+	4,300	53,320
Air T, Inc.*+	2,800	59,360
Air Transport Services Group, Inc.*	291,924	6,358,105
Aircastle, Ltd.	62,100	1,350,675
Alpha Pro Tech, Ltd.*+	20,743	61,192
American Railcar Industries, Inc.+	31,900	1,221,770
AMREP Corp.*+	25,500	172,890
ARC Document Solutions, Inc.*	80,000	332,800
ArcBest Corp.	94,500	1,946,700
Armstrong Flooring, Inc.*	65,000	1,168,050
Arotech Corp.*+	94,300	334,765
Atlas Air Worldwide Holdings, Inc.*	57,700	3,009,055
Babcock & Wilcox Enterprises, Inc.*	35,000	411,600
Briggs & Stratton Corp.	114,300	2,754,630
Broadwind Energy, Inc.*	25,000	126,000
CAI International, Inc.*	52,600	1,241,360
CBIZ, Inc.*	142,600	2,139,000
CECO Environmental Corp.	81,000	743,580
Chart Industries, Inc.*	67,575	2,346,880
Chicago Rivet & Machine Co.+	1,000	36,000
Civeo Corp.*	366,500	769,650
Columbus McKinnon Corp.	40,400	1,026,968
Commercial Vehicle Group, Inc.*+	67,300	568,685
Covenant Transportation Group, Inc., Class A*+	93,900	1,646,067
CRA International, Inc.+	53,500	1,943,120
Cubic Corp.	24,500	1,134,350
DigitalGlobe, Inc.*	29,800	992,340
DMC Global, Inc.	20,000	262,000
Ducommun, Inc.*	43,300	1,367,414
Eastern Co. (The)+	18,401	552,950
Ecology & Environment, Inc., Class A+	3,500	44,275
Encore Wire Corp.	16,500	704,550
Engility Holdings, Inc.*	56,700	1,610,280

Industry Company	Shares	Value

Industrials (continued)
Ennis, Inc.	136,892	$2,614,637
Essendant, Inc.	27,300	404,859
FreightCar America, Inc.	22,381	389,206
FTI Consulting, Inc.*	56,700	1,982,232
General Finance Corp.*+	46,500	239,475
Gibraltar Industries, Inc.*	28,350	1,010,678
Goldfield Corp. (The)*	121,000	665,500
Great Lakes Dredge & Dock Corp.*	187,550	806,465
Greenbrier Companies., Inc. (The)+	62,800	2,904,500
Griffon Corp.	115,900	2,544,005
Hardinge, Inc.+	86,400	1,073,088
Hawaiian Holdings, Inc.*	15,634	734,016
HC2 Holdings, Inc.*+	81,100	476,868
Heidrick & Struggles International, Inc.	55,000	1,196,250
Heritage-Crystal Clean, Inc.*+	39,854	633,679
Highpower International, Inc.*+	25,923	94,619
Houston Wire & Cable Co.	46,100	242,025
Hurco Cos., Inc.	17,857	620,531
Huron Consulting Group, Inc.*	32,800	1,416,960
ICF International, Inc.*	36,229	1,706,386
IES Holdings, Inc.*+	2,717	49,314
Kaman Corp.	6,600	329,142
Kelly Services, Inc., Class A	35,500	796,975
Kratos Defense & Security Solutions, Inc.*	25,000	296,750
L.B. Foster Co., Class A	19,900	426,855
L.S. Starrett Co. (The), Class A	27,500	236,500
Marten Transport, Ltd.	152,982	4,191,707
MasTec, Inc.*	78,700	3,553,305
McGrath RentCorp+	83,300	2,884,679
Miller Industries, Inc.	4,000	99,400
Mistras Group, Inc.*+	15,000	329,550
MRC Global, Inc.*	195,500	3,229,660
MYR Group, Inc.*	12,100	375,342
National Presto Industries, Inc.+	5,020	554,710
Navigant Consulting, Inc.*	239,600	4,734,496
Navios Maritime Holdings, Inc.*	556,786	762,797
NN, Inc.	45,500	1,248,975
Northwest Pipe Co.*+	21,800	354,468
Orion Group Holdings, Inc.*	109,986	821,595
PAM Transportation Services, Inc.*+	16,905	320,350
Park-Ohio Holdings Corp.	15,000	571,500

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
Pendrell Corp.*+	56,900	$411,387
Performant Financial Corp.*	97,367	203,497
Powell Industries, Inc.	25,000	799,750
Preformed Line Products Co.	1,135	52,687
Quad/Graphics, Inc.	75,300	1,725,876
Quanex Building Products Corp.	35,000	740,250
Radiant Logistics, Inc.*+	69,000	371,220
RCM Technologies, Inc.*+	55,200	278,760
RPX Corp.*	212,600	2,965,770
RR Donnelley & Sons Co.+	38,500	482,790
Rush Enterprises, Inc., Class A*	177,700	6,606,886
Rush Enterprises, Inc., Class B*	46,500	1,693,065
SkyWest, Inc.	148,791	5,222,564
Spartan Motors, Inc.	22,000	194,700
SPX FLOW, Inc.*	20,000	737,600
Sterling Construction Co., Inc.*	96,400	1,259,948
Supreme Industries, Inc., Class A	35,805	588,992
Textainer Group Holdings Ltd.+	90,000	1,305,000
Titan International, Inc.	25,000	300,250
Titan Machinery, Inc.*+	43,900	789,322
TriMas Corp.*	20,000	417,000
Triumph Group, Inc.	20,000	632,000
TrueBlue, Inc.*	32,750	867,875
Tutor Perini Corp.*+	107,300	3,084,875
Ultralife Corp.*+	32,050	230,760
USA Truck, Inc.*+	9,636	83,448
Vectrus, Inc.*	5,000	161,600
Veritiv Corp.*	45,200	2,034,000
Viad Corp.	17,400	822,150
VSE Corp.	23,600	1,061,528
Wabash National Corp.+	110,100	2,419,998
Wesco Aircraft Holdings, Inc.*	38,800	420,980
Westport Fuel Systems, Inc.*	302	710
Willdan Group, Inc.*+	3,900	119,145
Willis Lease Finance Corp.*+	48,400	1,293,732

		136,595,518

Information Technology - 9.07%
Alpha & Omega Semiconductor, Ltd.*	214,244	3,571,447
Amkor Technology, Inc.*	202,291	1,976,383
Autobytel, Inc.*	500	6,305

Industry Company	Shares	Value

Information Technology (continued)
AXT, Inc.*+	100,000	$635,000
Bel Fuse, Inc., Class B	18,500	456,950
Benchmark Electronics, Inc.*	134,000	4,328,200
Black Box Corp.	40,000	342,000
Blucora, Inc.*	89,297	1,893,096
Computer Task Group, Inc.	4,400	24,596
Concurrent Computer Corp.+	53,600	361,264
CSP, Inc.+	5,150	55,362
DASAN Zhone Solutions, Inc.*+	7,620	45,720
Digi International, Inc.*	45,325	460,049
Diodes, Inc.*	105,399	2,532,738
Ebix, Inc.+	40,000	2,156,000
Edgewater Technology, Inc.*	36,100	246,563
Electro Scientific Industries, Inc.*+	15,000	123,600
FORM Holdings Corp.*	30,000	49,500
Global Sources, Ltd.*+	4,200	84,000
GSE Systems, Inc.*	22,500	66,375
Harmonic, Inc.*+	700	3,675
IEC Electronics Corp.*	19,000	68,400
II-VI, Inc.*	79,250	2,718,275
Insight Enterprises, Inc.*	64,800	2,591,352
inTEST Corp.*	55,000	368,500
IXYS Corp.	57,500	945,875
KEMET Corp.*	57,500	736,000
Key Tronic Corp.*+	40,600	287,448
Kimball Electronics, Inc.*	50,400	909,720
Kulicke & Soffa Industries, Inc.*	123,632	2,351,481
Liquidity Services, Inc.*	43,550	276,542
ManTech International Corp., Class A	108,800	4,502,144
Mind CTI Ltd.	200	500
ModusLink Global Solutions, Inc.*	105,300	180,063
NCI, Inc., Class A*	62,804	1,325,164
Net 1 UEPS Technologies, Inc.*	252,900	2,493,594
NetSol Technologies, Inc.*+	31,000	122,450
Network-1 Technologies, Inc.	50,000	212,500
NeuStar, Inc., Class A*+	64,881	2,163,781
PCM, Inc.*+	26,769	501,919
PC-Tel, Inc.+	56,700	401,436
Photronics, Inc.*	205,050	1,927,470
PRGX Global, Inc.*	40,739	264,804
Rocket Fuel, Inc.*+	115,000	316,250
Sanmina Corp.*	52,600	2,004,060

14	Annual Report June 30, 2017

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Information Technology (continued)
ScanSource, Inc.*	36,500	$1,470,950
SigmaTron International, Inc.*	2,500	16,450
SMTC Corp.*	7,500	9,750
Sohu.com, Inc.*+	10,000	450,600
Sykes Enterprises, Inc.*	75,134	2,519,243
Synacor, Inc.*+	64,000	233,600
Systemax, Inc.	8,500	159,800
TESSCO Technologies, Inc.	15,250	202,825
Trio-Tech International*	3,000	14,940
TTM Technologies, Inc.*	520,153	9,029,856
Vishay Precision Group, Inc.*	166,448	2,879,550
Wayside Technology Group, Inc.	7,900	152,865
YuMe, Inc.+	35,700	167,790

		64,396,770

Materials - 6.22%
American Vanguard Corp.	20,000	345,000
Ampco-Pittsburgh Corp.+	24,047	354,693
Boise Cascade Co.*	66,000	2,006,400
Carpenter Technology Corp.	51,600	1,931,388
China Green Agriculture, Inc.*	169,800	213,948
Clearwater Paper Corp.*	30,500	1,425,875
Coeur Mining, Inc.*	91,800	787,644
Core Molding Technologies, Inc.*+	17,000	367,370
Flexible Solutions International, Inc.*	5,000	9,050
Friedman Industries, Inc.	5,000	28,400
FutureFuel Corp.	72,800	1,098,552
Gulf Resources, Inc.*	178,200	283,338
Handy & Harman, Ltd.*	8,150	255,910
Haynes International, Inc.+	25,200	915,012
Hecla Mining Co.+	557,000	2,840,700
Kaiser Aluminum Corp.	22,630	2,003,208
KMG Chemicals, Inc.+	26,400	1,284,888
Kraton Corp.*	142,150	4,895,646
Materion Corp.+	48,600	1,817,640
Mercer International, Inc.	276,250	3,176,875
Olympic Steel, Inc.	20,000	389,600
PH Glatfelter Co.	95,500	1,866,070
Rayonier Advanced Materials, Inc.+	26,700	419,724
Resolute Forest Products, Inc.*+	15,000	66,000

Industry Company	Shares	Value

Materials (continued)
Schnitzer Steel Industries, Inc., Class A	59,700	$1,504,440
Schulman (A.), Inc.	20,000	640,000
Stepan Co.	82,000	7,145,480
SunCoke Energy, Inc.*	234,700	2,558,230
Synalloy Corp.*+	14,000	158,900
TimkenSteel Corp.*+	55,000	845,350
Trecora Resources*+	7,000	78,750
Tredegar Corp.	76,700	1,169,675
Tronox, Ltd., Class A	65,000	982,800
Universal Stainless & Alloy Products, Inc.*+	16,250	316,875

		44,183,431

Real Estate - 0.28%
Forestar Group, Inc.*	80,000	1,372,000
RE/MAX Holdings, Inc., Class A	6,168	345,716
St. Joe Co. (The)*+	15,000	281,250

		1,998,966

Telecommunication Services - 1.23%
Alaska Communications Systems Group, Inc.*	347,100	763,620
Hawaiian Telcom Holdco, Inc.*	44,500	1,112,055
Iridium Communications, Inc.*+	391,325	4,324,141
Lumos Networks Corp.*	5,000	89,350
Spok Holdings, Inc.	118,864	2,103,893
Windstream Holdings, Inc.+	95,000	368,600

		8,761,659

TOTAL COMMON STOCKS - 99.31% (Cost $531,882,052)		705,475,179

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*	3,317	299

TOTAL WARRANTS - 0.00% (Cost $105,563)		299

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.38%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	2,690,419	$2,690,419

TOTAL MONEY MARKET FUND - 0.38% (Cost $2,690,419)			2,690,419

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 10.98%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	77,965,296	77,965,296

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -10.98% (Cost $77,965,296)			77,965,296

TOTAL INVESTMENTS - 110.67% (Cost $612,643,330)			$786,131,193
Liabilities in Excess of Other Assets - (10.67%)			(75,774,257)

NET ASSETS - 100.00%			$710,356,936

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $75,323,710 as of June 30, 2017.
LLC	- Limited Liability Company
PLC	- Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$705,475,179	$—	$—	$705,475,179
Warrants	299	—	—	299
Money Market Fund	—	2,690,419	—	2,690,419
Investments Purchased with Cash Proceeds from Securities Lending	—	77,965,296	—	77,965,296

TOTAL	$705,475,478	$80,655,715	$—	$786,131,193

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

See Notes to Financial Statements.

16	Annual Report | June 30, 2017 (Unaudited)

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2017

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2017, our Fund returned -0.74%, underperforming our primary market benchmark, the Russell 2000 Value Index (+0.67%).

For the fiscal year, our Fund returned +24.83%, slightly underperforming the Russell 2000 Value Index (+24.86%).

The table below presents our June quarter, one-year, five-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2017

			Annualized
	Quarter	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	-0.74%	24.83%	14.05%	10.83%
Russell 2000 Value Index	0.67%	24.86%	13.39%	10.53%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2017, Omni Tax-Managed Small-Cap Value Fund ranked 58th of 295 small-cap value funds for the 12 months ended June 30, 2017, 52nd of 222 over the last five years, and 53rd of 199 such funds since inception in December 2010. Lipper, Inc. is an independent mutual fund rating service that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Growth of a $10,000 Investment

from Inception December 31, 2010 to June 30, 2017

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2017, we held 656 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s tilt toward deeper value stocks across multiple value metrics detracted slightly from relative results because the deepest value stocks, according to some measurements, lagged the benchmark. The Fund’s tilt toward smaller stocks contributed positively to relative performance, but not enough to offset the impact of the deeper value tilt.

By design, the Fund does not hold Utilities sector stocks and Real Estate Investment Trusts (REITs). This positioning hurt relative performance, as REITs and Utilities make up roughly 17% of the benchmark and outperformed the benchmark’s total return. Our Fund’s higher weighting in Energy sector stocks also detracted from relative performance. Energy stocks suffered during the quarter as oil prices moved lower amid oversupply concerns.

Detailed Explanation of Fiscal Year Performance

The Fund benefited from its focus on smaller stocks within the small-cap value universe, as smaller stocks were among the benchmark’s best performers during the fiscal year. A tilt toward deeper value stocks across multiple value metrics did not have a significant impact on relative performance.

The Fund’s higher weighting in Energy sector stocks detracted from relative performance. A lack of exposure to Utilities sector stocks and REITs boosted relative results, because Utilities stocks and REITs underperformed the benchmark during the fiscal year.

18	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2017

Rank	Description	Industry	% of Net Assets
1	McDermott International, Inc.	Energy	1.0%
2	Kraton Corp.	Materials	0.9%
3	Air Transport Services Group, Inc.	Industrials	0.9%
4	Central Garden & Pet Co., Class A	Consumer Staples	0.9%
5	Stepan Co.	Materials	0.9%
6	Cooper-Standard Holding, Inc.	Consumer Discretionary	0.9%
7	SkyWest, Inc.	Industrials	0.8%
8	Renewable Energy Group, Inc.	Energy	0.7%
9	Iridium Communications, Inc.	Telecommunication Services	0.7%
10	Navigant Consulting, Inc.	Industrials	0.7%
	Total		8.4%

Industry Sector Representation as of June 30, 2017

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	17.3%	10.7%	6.6%
Consumer Staples	3.3%	2.8%	0.5%
Energy	8.1%	6.1%	2.0%
Financials	32.6%	30.6%	2.0%
Health Care	2.1%	5.6%	-3.5%
Industrials	18.7%	11.7%	7.0%
Information Technology	8.6%	9.5%	-0.9%
Materials	6.9%	4.1%	2.8%
Real Estate	0.5%	11.6%	-11.1%
Telecommunication Services	1.2%	0.7%	0.5%
Utilities	0.0%	6.6%	-6.6%
Cash & Other Assets	0.7%	0.0%	0.7%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2017, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

COMMON STOCKS - 99.40%
Consumer Discretionary - 17.34%
	A.H. Belo Corp., Class A	35,000	$192,500
	Abercrombie & Fitch Co., Class A+	63,000	783,720
	Adtalem Global Education, Inc.	39,000	1,480,050
	AMCON Distributing Co.	1,350	140,535
	American Axle & Manufacturing Holdings, Inc.*	105,450	1,645,020
	American Public Education, Inc.*	27,700	655,105
	Appliance Recycling Centers of America, Inc.*	2,000	1,600
	Ascent Capital Group, Inc., Class A*	25,400	390,144
	AV Homes, Inc.*	19,500	390,975
	Barnes & Noble Education, Inc.*	50,560	537,453
	Barnes & Noble, Inc.	141,500	1,075,400
	Bassett Furniture Industries, Inc.	52,959	2,009,794
	Beasley Broadcast Group, Inc., Class A	2,500	24,500
	Beazer Homes USA, Inc.*	50,000	686,000
	Big 5 Sporting Goods Corp.+	119,603	1,560,819
	Biglari Holdings, Inc.*	1,600	639,584
	Black Diamond, Inc.*	10,000	66,500
	Boot Barn Holdings, Inc.*+	150,000	1,062,000
	Caesars Entertainment Corp.*+	95,000	1,140,000
	CafePress, Inc.*	32,400	83,916
	Caleres, Inc.	60,000	1,666,800
	Century Casinos, Inc.*	79,200	583,704
	Chico’s FAS, Inc.	115,000	1,083,300
	Children’s Place, Inc. (The)	17,900	1,827,590
	China Automotive Systems, Inc.*+	36,300	175,692
	China XD Plastics Co., Ltd.*	48,400	227,480
	Christopher & Banks Corp.*	43,200	56,592
	Citi Trends, Inc.	76,150	1,615,903
	Conn’s, Inc.*+	15,000	286,500
	Container Store Group, Inc. (The)*+	12,000	71,040
	Cooper-Standard Holding, Inc.*	55,510	5,599,294
	Crown Crafts, Inc.+	13,050	90,045
	CSS Industries, Inc.	68,558	1,793,477
	Del Frisco’s Restaurant Group, Inc.*	44,768	720,765
	Del Taco Restaurants, Inc.*	92,600	1,273,250
	Delta Apparel, Inc.*	23,700	525,666
	Destination Maternity Corp.*	2,200	7,128

Industry	Company	Shares	Value

Consumer Discretionary (continued)
	DSW, Inc., Class A	40,000	$708,000
	E.W. Scripps Co., Class A (The)*	65,000	1,157,650
	El Pollo Loco Holdings, Inc.*+	35,000	484,750
	Eldorado Resorts, Inc.*	15,000	300,000
	Entercom Communications Corp., Class A+	122,405	1,266,892
	Eros International PLC*+	111,750	1,279,538
	EVINE Live, Inc.*	147,300	147,300
	Express, Inc.*	20,000	135,000
	Finish Line, Inc. (The), Class A	103,000	1,459,510
	Flanigan’s Enterprises, Inc.	2,500	72,500
	Flexsteel Industries, Inc.	10,500	568,155
	Fogo De Chao, Inc.*	32,000	444,800
	Fred’s, Inc., Class A+	108,450	1,000,994
	FTD Cos., Inc.*	27,160	543,200
	Full House Resorts, Inc.*	55,000	134,200
	Gannett Co., Inc.	45,000	392,400
	Genesco, Inc.*	30,000	1,017,000
	Golden Entertainment, Inc.*	42,000	869,820
	Good Times Restaurants, Inc.*	1,500	5,325
	Gray Television, Inc.*	140,000	1,918,000
	Group 1 Automotive, Inc.	33,000	2,089,560
	Guess?, Inc.+	87,000	1,111,860
	Haverty Furniture Cos., Inc.	69,659	1,748,441
	Hooker Furniture Corp.	15,000	617,250
	Iconix Brand Group, Inc.*	80,000	552,800
	International Speedway Corp., Class A	75,760	2,844,788
	Intrawest Resorts Holdings, Inc.*	25,000	593,500
	J Alexander’s Holdings, Inc.*	9,700	118,825
	JAKKS Pacific, Inc.*+	104,100	416,400
	Johnson Outdoors, Inc., Class A	63,850	3,078,208
	K12, Inc.*	84,850	1,520,512
	KB Home	134,700	3,228,759
	Liberty Tax, Inc.	9,500	123,025
	Lifetime Brands, Inc.	51,499	934,707
	Lincoln Educational Services Corp.*	134,605	417,276
	Luby’s, Inc.*+	130,800	367,548
	M/I Homes, Inc.*	31,700	905,035
	Marcus Corp. (The)	136,454	4,120,911
	McClatchy Co. (The), Class A*	15,432	144,135
	MDC Holdings, Inc.	74,800	2,642,684
	Modine Manufacturing Co.*	28,900	478,295
	Movado Group, Inc.	40,600	1,025,150

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Consumer Discretionary (continued)
	NACCO Industries, Inc., Class A	16,450	$1,165,482
	Nevada Gold & Casinos, Inc.*	35,000	78,400
	New Home Co. Inc., (The)*	10,000	114,700
	New Media Investment Group, Inc.	78,600	1,059,528
	New York & Co., Inc.*	125,700	173,466
	P&F Industries, Inc., Class A	492	3,006
	Party City Holdco, Inc.*+	175,400	2,745,010
	Peak Resorts, Inc.	93,600	383,760
	Perry Ellis International, Inc.*	135,184	2,630,681
	PICO Holdings, Inc.*	25,000	437,500
	Pier 1 Imports, Inc.	172,200	893,718
	Reading International, Inc., Class A*	55,500	895,215
	Red Lion Hotels Corp.*	80,695	593,108
	Regis Corp.*	83,250	854,978
	Rent-A-Center, Inc.+	800	9,376
	Rocky Brands, Inc.	16,050	215,872
	Ruby Tuesday, Inc.*	258,800	520,188
	Saga Communications, Inc., Class A	2,250	102,938
	Salem Media Group, Inc.	81,200	576,520
	Scholastic Corp.	75,950	3,310,660
	Shiloh Industries, Inc.*	25,500	299,370
	Shoe Carnival, Inc.	57,500	1,200,600
	Sonic Automotive, Inc., Class A	73,500	1,429,575
	SORL Auto Parts, Inc.*+	74,129	495,182
	SPAR Group, Inc.*	1,500	1,500
	Speedway Motorsports, Inc.	93,963	1,716,704
	Stoneridge, Inc.*	25,000	385,250
	Strattec Security Corp.	3,600	127,440
	Superior Industries International, Inc.	118,700	2,439,285
	Tilly’s, Inc., Class A	79,900	810,985
	Time, Inc.	105,350	1,511,772
	Tower International, Inc.	46,000	1,032,700
	Townsquare Media, Inc., Class A*	160,044	1,638,851
	TravelCenters of America LLC*	149,850	614,385
	UCP, Inc., Class A*	16,700	182,865
	Unifi, Inc.*	10,800	332,640
	Vitamin Shoppe, Inc.*	25,000	291,250
	VOXX International Corp.*	83,064	681,125
	West Marine, Inc.	86,000	1,105,100
	Weyco Group, Inc.	9,900	276,012
	William Lyon Homes, Class A*	49,497	1,194,858
	ZAGG, Inc.*	144,000	1,245,600

Industry	Company	Shares	Value

Consumer Discretionary (continued)
	Zumiez, Inc.*	50,900	$628,615

			111,560,314

Consumer Staples - 3.31%
	Alico, Inc.	8,100	253,530
	Andersons, Inc. (The)	94,700	3,234,005
	Central Garden & Pet Co., Class A*	191,400	5,745,828
	Dean Foods Co.	16,600	282,200
	Ingles Markets, Inc., Class A	92,805	3,090,406
	Mannatech, Inc.	25,700	408,630
	Natural Alternatives International, Inc.*	16,800	168,000
	Nutraceutical International Corp.	23,250	968,362
	Omega Protein Corp.	123,650	2,213,335
	S&W Seed Co.*+	10,000	41,500
	Seneca Foods Corp., Class A*	23,150	718,808
	SpartanNash Co.	78,682	2,042,585
	Village Super Market, Inc., Class A	24,500	635,040
	Weis Markets, Inc.	30,700	1,495,704

			21,297,933

Energy - 8.13%
	Adams Resources & Energy, Inc.	9,600	394,368
	Alon USA Energy, Inc.	175,600	2,338,992
	Approach Resources, Inc.*+	72,174	243,226
	Archrock, Inc.	85,000	969,000
	Ardmore Shipping Corp.+	123,988	1,010,502
	Atwood Oceanics, Inc.*+	120,000	978,000
	Bill Barrett Corp.*	100,000	307,000
	Bristow Group, Inc.+	20,000	153,000
	Callon Petroleum Co.*	56,300	597,343
	Clean Energy Fuels Corp.*	100,000	254,000
	Cloud Peak Energy, Inc.*	268,700	948,511
	Dawson Geophysical Co.*	45,000	176,400
	Delek US Holdings, Inc.	85,000	2,247,400
	Denbury Resources, Inc.*	263,000	402,390
	DHT Holdings, Inc.	261,800	1,086,470
	Dorian LPG, Ltd.*+	131,454	1,075,294
	ENGlobal Corp.*	55,878	72,641
	EP Energy Corp., Class A*+	290,000	1,061,400
	Era Group, Inc.*	32,800	310,288
	Exterran Corp.*	12,000	320,400
	Forum Energy Technologies, Inc.*	75,000	1,170,000
	GasLog Ltd.+	48,137	734,089
	Gran Tierra Energy, Inc.*	527,700	1,182,048

22	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Energy (continued)
	Green Plains, Inc.	64,250	$1,320,338
	Gulf Island Fabrication, Inc.	28,200	327,120
	Hallador Energy Co.	71,600	556,332
	Helix Energy Solutions Group, Inc.*	75,500	425,820
	Independence Contract Drilling, Inc.*	140,281	545,693
	International Seaways, Inc.*	400	8,667
	Matador Resources Co.*+	59,500	1,271,515
	McDermott International, Inc.*	857,000	6,144,690
	Mitcham Industries, Inc.*	27,400	109,052
	Natural Gas Services Group, Inc.*	75,888	1,885,817
	Navios Maritime Acquisition Corp.	337,600	496,272
	New Concept Energy, Inc.*+	3,600	4,896
	Newpark Resources, Inc.*	51,000	374,850
	North Atlantic Drilling, Ltd.*+	94,500	125,685
	Oasis Petroleum, Inc.*	213,000	1,714,650
	Oil States International, Inc.*	18,000	488,700
	Overseas Shipholding Group, Inc., Class A*	2,500	6,650
	Pacific Drilling SA*+	73,700	126,027
	Parker Drilling Co.*	89,550	120,892
	Pioneer Energy Services Corp.*	163,700	335,585
	Renewable Energy Group, Inc.*	348,319	4,510,731
	REX American Resources Corp.*	25,250	2,438,140
	Ring Energy, Inc.*	28,300	367,900
	Scorpio Tankers, Inc.+	530,000	2,104,100
	SEACOR Holdings, Inc.*	30,200	1,035,860
	SEACOR Marine Holdings, Inc.*	30,363	618,191
	Ship Finance International, Ltd.+	140,500	1,910,800
	SM Energy Co.+	22,000	363,660
	SRC Energy, Inc.*+	100,000	673,000
	Teekay Corp.+	150,000	1,000,500
	Teekay Tankers, Ltd., Class A	310,010	582,819
	TransAtlantic Petroleum, Ltd.*	15,000	18,000
	Unit Corp.*	119,025	2,229,338

			52,275,052
Financials - 32.60%
	1347 Property Insurance Holdings, Inc.*	17,500	140,000
	1st Constitution Bancorp	5,250	93,188

Industry	Company	Shares	Value

Financials (continued)
	1st Source Corp.	57,750	$2,768,535
	Access National Corp.	30,506	809,019
	ACNB Corp.	600	18,300
	Ambac Financial Group, Inc.*	76,500	1,327,275
	American Equity Investment Life Holding Co.	30,250	794,970
	American National Bankshares, Inc.	13,060	482,567
	American River Bankshares	20,744	300,995
	AMERISAFE, Inc.	21,500	1,224,425
	AmeriServ Financial, Inc.	5,000	20,750
	Argo Group International Holdings Ltd.	22,865	1,385,619
	Arlington Asset Investment Corp., Class A+	13,700	187,279
	Asta Funding, Inc.*	18,500	151,700
	Atlantic Capital Bancshares, Inc.*	47,200	896,800
	Atlantic Coast Financial Corp.*	1,000	7,990
	B. Riley Financial, Inc.	10,520	195,146
	Baldwin & Lyons, Inc., Class B	43,700	1,070,650
	Banc of California, Inc.+	33,000	709,500
	Banco Latinoamericano de Comercio Exterior SA, Class E+	60,500	1,656,490
	Bank of Commerce Holdings	75,550	834,828
	Bankwell Financial Group, Inc.	1,000	31,230
	Bar Harbor Bankshares	17,241	531,368
	Bay Bancorp, Inc.*	25,000	191,250
	BCB Bancorp, Inc.	11,300	172,890
	Bear State Financial, Inc.	5,000	47,300
	Berkshire Hills Bancorp, Inc.	55,570	1,953,286
	Blue Capital Reinsurance Holdings, Ltd.	11,127	203,624
	BofI Holding, Inc.*+	40,000	948,800
	C&F Financial Corp.	3,400	159,460
	Camden National Corp.	33,779	1,449,457
	Capital City Bank Group, Inc.	81,250	1,659,125
	CB Financial Services, Inc.	13,500	352,350
	Central Pacific Financial Corp.	47,100	1,482,237
	Central Valley Community Bancorp	51,000	1,130,160
	Century Bancorp, Inc., Class A	14,300	909,480
	Charter Financial Corp.	12,500	225,000

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	Chemung Financial Corp.	3,000	$122,640
	Citizens Community Bancorp, Inc.	17,500	244,650
	Citizens, Inc.*+	17,200	126,936
	Civista Bancshares, Inc.	19,921	415,950
	CNB Financial Corp.	70,800	1,697,076
	Codorus Valley Bancorp, Inc.	7,397	210,086
	Commerce Union Bancshares, Inc.+	1,000	23,870
	Community Bankers Trust Corp.*+	25,000	206,250
	Community Financial Corp. (The)+	3,840	147,840
	Community Trust Bancorp, Inc.	32,500	1,421,875
	ConnectOne Bancorp, Inc.	40,000	902,000
	Consumer Portfolio Services, Inc.*	71,650	326,008
	County Bancorp, Inc.	1,500	36,000
	Customers Bancorp, Inc.*	24,500	692,860
	Donegal Group, Inc., Class A	74,100	1,178,190
	Eagle Bancorp Montana, Inc.	1,500	27,150
	eHealth, Inc.*	15,000	282,000
	EMC Insurance Group, Inc.	39,025	1,084,114
	Employers Holdings, Inc.	75,900	3,210,570
	Encore Capital Group, Inc.*+	26,000	1,043,900
	Enova International, Inc.*	45,000	668,250
	Entegra Financial Corp.*	12,000	273,000
	Enterprise Bancorp, Inc.	53,175	1,889,840
	ESSA Bancorp, Inc.	35,000	515,200
	Evans Bancorp, Inc.	9,000	359,550
	EZCORP, Inc., Class A*	96,100	739,970
	Farmers Capital Bank Corp.	30,400	1,171,920
	Farmers National Banc Corp.	150	2,175
	FBL Financial Group, Inc., Class A	45,666	2,808,459
	Federal Agricultural Mortgage Corp., Class C	13,200	854,040
	Federated National Holding Co.	27,000	432,000
	Fidelity & Guaranty Life+	65,000	2,018,250
	Fidelity Southern Corp.	61,400	1,403,604
	Financial Institutions, Inc.	40,300	1,200,940
	First BanCorp Puerto Rico*	469,100	2,716,089
	First BanCorp Southern Pines NC	102,856	3,215,279

Industry	Company	Shares	Value

Financials (continued)
	First Bancorp, Inc.	19,550	$529,023
	First Bancshares, Inc. (The)+	14,715	406,134
	First Business Financial Services, Inc.	14,100	325,428
	First Commonwealth Financial Corp.	121,200	1,536,816
	First Community Bancshares, Inc.	61,300	1,676,555
	First Financial Corp.	38,830	1,836,659
	First Financial Northwest, Inc.	26,400	425,832
	First Guaranty Bancshares, Inc.+	5,000	136,200
	First Internet Bancorp	12,800	359,040
	First Midwest Bancorp, Inc.	115,900	2,701,629
	First of Long Island Corp. (The)	27,000	772,200
	First South Bancorp, Inc.	21,600	357,264
	First United Corp.*	3,975	59,426
	First US Bancshares, Inc.	5,000	56,100
	FirstCash, Inc.	46,484	2,710,017
	Flushing Financial Corp.	43,300	1,220,627
	FNFV Group*	118,400	1,870,720
	GAIN Capital Holdings, Inc.	146,000	909,580
	German American Bancorp, Inc.	750	25,568
	Great Southern Bancorp, Inc.	39,850	2,131,975
	Green Bancorp, Inc.*+	100,000	1,940,000
	Green Dot Corp., Class A*	56,900	2,192,357
	Hallmark Financial Services, Inc.*	50,158	565,281
	HCI Group, Inc.+	20,000	939,600
	Heartland Financial USA, Inc.	61,950	2,917,845
	Heritage Financial Corp.	60,102	1,592,703
	Heritage Insurance Holdings, Inc.	20,000	260,400
	Hingham Institution for Savings	1,143	207,946
	Home Bancorp, Inc.	15,597	663,184
	HomeStreet, Inc.*	54,000	1,494,450
	HomeTrust Bancshares, Inc.*	50,000	1,220,000
	HopFed Bancorp, Inc.	23,500	345,685
	Horace Mann Educators Corp.	74,950	2,833,110
	Horizon Bancorp	35,695	940,563
	Independence Holding Co.	14,950	305,728

24	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	Independent Bank Group, Inc.	17,787	$1,058,326
	Infinity Property & Casualty Corp.	19,700	1,851,800
	International Bancshares Corp.	64,600	2,264,230
	Investar Holding Corp.+	19,524	447,100
	Investment Technology Group, Inc.	76,000	1,614,240
	Investors Title Co.	1,000	193,440
	James River Group Holdings, Ltd.	65,600	2,606,288
	Kansas City Life Insurance Co.	24,900	1,232,550
	KCG Holdings, Inc., Class A*	149,900	2,989,006
	Kingstone Cos., Inc.	11,200	171,360
	Lakeland Bancorp, Inc.	104,940	1,978,119
	Landmark Bancorp, Inc.	2,205	67,914
	LCNB Corp.+	1,500	30,000
	LegacyTexas Financial Group, Inc.	20,000	762,600
	Mackinac Financial Corp.+	13,400	187,600
	Maiden Holdings, Ltd.	167,450	1,858,695
	MainSource Financial Group, Inc.	41,765	1,399,545
	Marlin Business Services Corp.	15,775	396,741
	MBT Financial Corp.	62,011	601,507
	Mercantile Bank Corp.	2,000	62,960
	Meta Financial Group, Inc.	20,078	1,786,942
	Mid Penn Bancorp, Inc.	11,200	307,440
	Midland States Bancorp, Inc.	20,418	684,398
	MidSouth Bancorp, Inc.+	16,000	188,000
	MidWestOne Financial Group, Inc.	23,300	789,637
	MMA Capital Management, LLC*	500	11,050
	MutualFirst Financial, Inc.	700	24,990
	National Bankshares, Inc.+	1,000	40,800
	National Commerce Corp.*	10,000	395,500
	National Security Group, Inc. (The)+	200	2,852
	National Western Life Group, Inc., Class A	7,350	2,349,207
	Nationstar Mortgage Holdings, Inc.*+	126,500	2,263,085
	Navigators Group, Inc. (The)	75,300	4,133,970
	NBT Bancorp, Inc.	11,434	422,486
	Nelnet, Inc., Class A	36,900	1,734,669
	NewStar Financial, Inc.	15,000	157,500

Industry	Company	Shares	Value

Financials (continued)
	Nicholas Financial, Inc.*+	50,200	$463,346
	NMI Holdings, Inc., Class A*	185,000	2,118,250
	Northeast Bancorp	8,400	170,940
	Northrim BanCorp, Inc.	24,073	731,819
	Norwood Financial Corp.+	1,000	42,250
	Ocwen Financial Corp.*+	420,000	1,129,800
	OFG Bancorp	88,000	880,000
	Old Line Bancshares, Inc.	8,050	226,849
	Old Second Bancorp, Inc.	30,050	347,078
	OneBeacon Insurance Group Ltd., Class A	151,400	2,760,022
	Oppenheimer Holdings, Inc., Class A	4,419	72,472
	Opus Bank	5,000	121,000
	Orrstown Financial Services, Inc.	28,000	639,800
	Pacific Continental Corp.	56,600	1,446,130
	Pacific Premier Bancorp, Inc.*	44,289	1,634,264
	Park Sterling Corp.	50,298	597,540
	Parke Bancorp, Inc.+	15,752	352,845
	Peapack Gladstone Financial Corp.	4,968	155,449
	Penns Woods Bancorp, Inc.	1,000	41,180
	Peoples Bancorp of North Carolina, Inc.+	4,800	151,680
	Peoples Bancorp, Inc.	39,550	1,270,742
	Peoples Financial Services Corp.+	2,600	113,698
	PHH Corp.*	73,300	1,009,341
	Piper Jaffray Cos.	28,700	1,720,565
	Premier Financial Bancorp, Inc.	28,672	590,930
	Provident Financial Holdings, Inc.	53,710	1,033,918
	Provident Financial Services, Inc.	67,400	1,710,612
	Prudential Bancorp, Inc.+	957	17,379
	QCR Holdings, Inc.	27,300	1,294,020
	Regional Management Corp.*	52,100	1,231,123
	Renasant Corp.	88,004	3,849,295
	Republic Bancorp, Inc., Class A	25,700	917,490
	Riverview Bancorp, Inc.	72,478	481,254
	S&T Bancorp, Inc.	20,700	742,302
	Safety Insurance Group, Inc.	31,800	2,171,940
	Salisbury Bancorp, Inc.	1,183	49,035
	Sandy Spring Bancorp, Inc.	14,300	581,438
	SB Financial Group, Inc.	28,952	491,894

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Financials (continued)
	Security National Financial Corp., Class A*	14,355	$91,872
	Selective Insurance Group, Inc.	50,100	2,507,505
	Shore Bancshares, Inc.	60,400	993,580
	SI Financial Group, Inc.	30,000	483,000
	Sierra Bancorp	59,400	1,458,270
	Southern National Bancorp of Virginia, Inc.	51,257	902,116
	State Auto Financial Corp.	72,836	1,874,070
	State National Cos, Inc.	50,500	928,190
	Stewart Information Services Corp.	68,350	3,101,723
	Stonegate Bank	29,000	1,339,220
	Summit Financial Group, Inc.+	20,600	453,200
	Summit State Bank+	6,250	81,250
	Sussex Bancorp+	15,000	371,250
	Territorial Bancorp, Inc.	21,900	683,061
	Third Point Reinsurance Ltd.*+	100,500	1,396,950
	Timberland Bancorp, Inc.+	32,000	808,640
	Tiptree, Inc.	56,200	396,210
	TowneBank	743	22,884
	TriCo Bancshares	200	7,030
	TriState Capital Holdings, Inc.*	51,760	1,304,352
	Triumph Bancorp, Inc.*	11,600	284,780
	TrustCo Bank Corp.	20,000	155,000
	Trustmark Corp.	20,800	668,928
	Two River Bancorp+	36,015	669,519
	Union Bankshares Corp.	84,148	2,852,617
	United Bankshares, Inc.+	17,379	681,257
	United Community Bancorp	10,000	196,000
	United Community Financial Corp.	163	1,355
	United Financial Bancorp, Inc.	10,000	166,900
	United Fire Group, Inc.	60,900	2,683,254
	United Insurance Holdings Corp.	53,400	839,982
	Universal Insurance Holdings, Inc.+	49,795	1,254,834
	Univest Corp. of Pennsylvania	49,415	1,479,979
	Walker & Dunlop, Inc.*	58,175	2,840,685
	Waterstone Financial, Inc.	15,000	282,750
	WesBanco, Inc.	66,385	2,624,863
	Westbury Bancorp, Inc.*+	3,750	76,350
	Western New England Bancorp, Inc.	83,312	845,617
	World Acceptance Corp.*+	12,000	898,920

Industry	Company	Shares	Value

Financials (continued)
	WSFS Financial Corp.	23,000	$1,043,050
	Xenith Bankshares, Inc.*	26,522	823,773

			209,658,242

Health Care - 2.13%
	Altimmune, Inc.	12,547	40,150
	AMAG Pharmaceuticals, Inc.*+	17,000	312,800
	AngioDynamics, Inc.*	62,300	1,009,883
	Cumberland Pharmaceuticals, Inc.*	20,300	143,521
	Digirad Corp.	36,447	147,610
	Electromed, Inc.*	10,000	55,300
	Exactech, Inc.*	17,500	521,500
	FONAR Corp.*	23,400	649,350
	Halyard Health, Inc.*	27,000	1,060,560
	InfuSystems Holdings, Inc.*	70,178	126,320
	Kewaunee Scientific Corp.	2,500	62,375
	Kindred Healthcare, Inc.	106,700	1,243,055
	Lannett Co., Inc.*+	35,000	714,000
	LHC Group, Inc.*	500	33,945
	Magellan Health, Inc.*	27,125	1,977,412
	National Healthcare Corp.	5,982	419,577
	Nobilis Health Corp.*+	20,000	38,000
	PDL BioPharma, Inc.	25,000	61,750
	PharMerica Corp.*	5,300	139,125
	Select Medical Holdings Corp.*	185,000	2,839,750
	Tivity Health, Inc.*	9,500	378,575
	Triple-S Management Corp., Class B*	102,100	1,726,511

			13,701,069

Industrials - 18.67%
	AAR Corp.	89,560	3,113,106
	Acacia Research Corp.*	35,000	143,500
	ACCO Brands Corp.*	339,800	3,958,670
	Acme United Corp.	2,000	57,200
	Aegion Corp.*	120,300	2,632,164
	AeroCentury Corp.*	4,300	53,320
	Air T, Inc.*	6,700	142,040
	Air Transport Services Group, Inc.*	266,526	5,804,936
	Aircastle, Ltd.	55,400	1,204,950
	Alpha Pro Tech, Ltd.*	500	1,475
	American Railcar Industries, Inc.+	5,000	191,500
	AMREP Corp.*	21,000	142,380
	ArcBest Corp.	40,400	832,240
	Armstrong Flooring, Inc.*	45,000	808,650
	Arotech Corp.*+	35,596	126,366

26	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
	Atlas Air Worldwide Holdings, Inc.*	41,900	$2,185,085
	Babcock & Wilcox Enterprises, Inc.*	10,000	117,600
	Briggs & Stratton Corp.	169,450	4,083,745
	Broadwind Energy, Inc.*	26,075	131,418
	CAI International, Inc.*	48,600	1,146,960
	CBIZ, Inc.*	128,300	1,924,500
	CECO Environmental Corp.	52,022	477,562
	Chart Industries, Inc.*	63,175	2,194,068
	Chicago Rivet & Machine Co.	1,000	36,000
	Civeo Corp.*+	79,500	166,950
	Columbus McKinnon Corp.	33,800	859,196
	Commercial Vehicle Group, Inc.*	60,000	507,000
	Covenant Transportation Group, Inc., Class A*	80,650	1,413,795
	CRA International, Inc.	51,000	1,852,320
	Cubic Corp.	10,000	463,000
	DigitalGlobe, Inc.*	29,800	992,340
	DMC Global, Inc.	20,000	262,000
	Ducommun, Inc.*	34,750	1,097,405
	Eastern Co. (The)	20,104	604,125
	Ecology & Environment, Inc., Class A	2,811	35,559
	Encore Wire Corp.	6,500	277,550
	Engility Holdings, Inc.*	31,650	898,860
	Ennis, Inc.	149,265	2,850,962
	Essendant, Inc.	2,500	37,075
	FreightCar America, Inc.	700	12,173
	FTI Consulting, Inc.*	56,500	1,975,240
	General Cable Corp.	16,500	269,775
	General Finance Corp.*	119,264	614,210
	Gibraltar Industries, Inc.*	15,706	559,919
	Goldfield Corp. (The)*	114,000	627,000
	Great Lakes Dredge & Dock Corp.*	167,000	718,100
	Greenbrier Companies., Inc. (The)+	58,400	2,701,000
	Griffon Corp.	115,250	2,529,738
	Hardinge, Inc.	82,600	1,025,892
	Hawaiian Holdings, Inc.*	54,000	2,535,300
	HC2 Holdings, Inc.*	83,900	493,332
	Heidrick & Struggles International, Inc.	55,440	1,205,820
	Heritage-Crystal Clean, Inc.*	14,246	226,511
	Highpower International, Inc.*+	25,922	94,615
	Houston Wire & Cable Co.	46,100	242,025

Industry	Company	Shares	Value

Industrials (continued)
	Hurco Cos., Inc.	11,015	$382,771
	Huron Consulting Group, Inc.*	30,300	1,308,960
	Hyster-Yale Materials Handling, Inc.	2,700	189,675
	ICF International, Inc.*	35,000	1,648,500
	IES Holdings, Inc.*+	3,600	65,340
	Kaman Corp.	16,500	822,855
	Kelly Services, Inc., Class A	68,400	1,535,580
	Kratos Defense & Security Solutions, Inc.*	10,000	118,700
	L.B. Foster Co., Class A	18,600	398,970
	L.S. Starrett Co. (The), Class A	23,900	205,540
	Marten Transport, Ltd.	60,466	1,656,768
	MasTec, Inc.*	63,500	2,867,025
	McGrath RentCorp	93,000	3,220,590
	Miller Industries, Inc.	1,200	29,820
	MRC Global, Inc.*	138,020	2,280,090
	MYR Group, Inc.*	25,000	775,500
	National Presto Industries, Inc.+	9,435	1,042,568
	Navigant Consulting, Inc.*	215,900	4,266,184
	Navios Maritime Holdings, Inc.*	51,914	71,122
	NN, Inc.	47,500	1,303,875
	Northwest Pipe Co.*+	20,100	326,826
	Orion Group Holdings, Inc.*	93,078	695,293
	Park-Ohio Holdings Corp.	10,000	381,000
	Pendrell Corp.*	52,000	375,960
	Performant Financial Corp.*	93,833	196,111
	Powell Industries, Inc.	25,000	799,750
	Preformed Line Products Co.	1,200	55,704
	Quad/Graphics, Inc.	52,500	1,203,300
	Quanex Building Products Corp.	35,000	740,250
	Radiant Logistics, Inc.*	53,200	286,216
	RCM Technologies, Inc.*	14,000	70,700
	RPX Corp.*	105,596	1,473,064
	Rush Enterprises, Inc., Class A*	48,600	1,806,948
	Rush Enterprises, Inc., Class B*	41,700	1,518,297
	SkyWest, Inc.	145,600	5,110,560
	Spartan Motors, Inc.	88,600	784,110
	SPX FLOW, Inc.*	20,000	737,600
	Sterling Construction Co., Inc.*	35,000	457,450

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry	Company	Shares	Value

Common Stocks (continued)
Industrials (continued)
	Supreme Industries, Inc., Class A	30,450	$500,902
	Textainer Group Holdings Ltd.	70,800	1,026,600
	Titan International, Inc.	136,000	1,633,360
	Titan Machinery, Inc.*	75,500	1,357,490
	TriMas Corp.*	19,500	406,575
	Triumph Group, Inc.	20,000	632,000
	TrueBlue, Inc.*	12,850	340,525
	Tutor Perini Corp.*	96,200	2,765,750
	Ultralife Corp.*	57,350	412,920
	USA Truck, Inc.*	9,635	83,439
	Vectrus, Inc.*	5,000	161,600
	Veritiv Corp.*	46,133	2,075,985
	Viad Corp.	57,894	2,735,492
	VSE Corp.	31,660	1,424,067
	Wabash National Corp.+	96,000	2,110,080
	Wesco Aircraft Holdings, Inc.*	14,200	154,070
	Westport Fuel Systems, Inc.*+	995	2,338
	Willdan Group, Inc.*	1,600	48,880
	Willis Lease Finance Corp.*	50,950	1,361,894

			120,101,761
Information Technology - 8.64%
	Alpha & Omega
	Semiconductor, Ltd.*	161,905	2,698,956
	Amkor Technology, Inc.*	255,200	2,493,304
	Autobytel, Inc.*	600	7,566
	AXT, Inc.*	25,000	158,750
	Bel Fuse, Inc., Class B	63,600	1,570,920
	Benchmark Electronics, Inc.*	121,800	3,934,140
	Black Box Corp.	23,775	203,276
	Blucora, Inc.*	82,400	1,746,880
	Brooks Automation, Inc.	500	10,845
	ClearOne, Inc.	5,000	47,250
	Computer Task Group, Inc.	72,400	404,716
	Comtech Telecommunications Corp.	40,000	758,800
	Concurrent Computer Corp.	3,400	22,916
	CSP, Inc.	5,150	55,363
	DASAN Zhone Solutions, Inc.*	6,800	40,800
	Digi International, Inc.*	58,325	591,999
	Diodes, Inc.*	69,400	1,667,682
	Ebix, Inc.+	40,000	2,156,000
	Edgewater Technology, Inc.*	11,710	79,979
	Electro Scientific Industries, Inc.*	15,000	123,600

Industry	Company	Shares	Value

Information Technology (continued)
	FORM Holdings Corp.*	30,000	$49,500
	Global Sources, Ltd.*	5,000	100,000
	GSE Systems, Inc.*	22,500	66,375
	Harmonic, Inc.*	600	3,150
	IEC Electronics Corp.*	17,700	63,720
	II-VI, Inc.*	63,404	2,174,757
	Insight Enterprises, Inc.*	44,883	1,794,871
	inTEST Corp.*	54,500	365,150
	IXYS Corp.	39,000	641,550
	KEMET Corp.*	81,500	1,043,200
	Key Tronic Corp.*	30,500	215,940
	Kimball Electronics, Inc.*	59,100	1,066,755
	Kulicke & Soffa Industries, Inc.*	100,300	1,907,706
	KVH Industries, Inc.*	18,200	172,900
	Liquidity Services, Inc.*	37,350	237,172
	ManTech International Corp., Class A	78,882	3,264,137
	Meet Group Inc. (The)*+	26,831	135,497
	Mind CTI Ltd.	500	1,250
	NCI, Inc., Class A*	60,700	1,280,770
	Net 1 UEPS Technologies, Inc.*	171,100	1,687,046
	NETGEAR, Inc.*	34,930	1,505,483
	NetSol Technologies, Inc.*	16,680	65,886
	Network-1 Technologies, Inc.	50,000	212,500
	NeuStar, Inc., Class A*	61,481	2,050,391
	PCM, Inc.*	82,175	1,540,781
	PC-Tel, Inc.	56,000	396,480
	Photronics, Inc.*	171,470	1,611,818
	Plexus Corp.*	500	26,285
	PRGX Global, Inc.*	16,377	106,450
	Rocket Fuel, Inc.*	110,000	302,500
	Sanmina Corp.*	68,800	2,621,280
	ScanSource, Inc.*	39,500	1,591,850
	SMTC Corp.*	13,500	17,550
	Sohu.com, Inc.*	17,500	788,550
	Sykes Enterprises, Inc.*	56,750	1,902,828
	Synacor, Inc.*	15,000	54,750
	Systemax, Inc.	21,000	394,800
	TESSCO Technologies, Inc.	15,250	202,825
	Trio-Tech International*	3,000	14,940
	TTM Technologies, Inc.*	219,402	3,808,819
	Ultra Clean Holdings, Inc.*	32,000	600,000
	Vishay Precision Group, Inc.*	31,667	547,839
	Wayside Technology Group, Inc.	7,200	139,320

			55,549,113

28	Annual Report | June 30, 2017

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Industry Company	Shares	Value

Common Stocks (continued)
Materials - 6.88%
American Vanguard Corp.	34,200	$589,950
Ampco-Pittsburgh Corp.	64,005	944,074
Boise Cascade Co.*	65,000	1,976,000
Carpenter Technology Corp.	50,400	1,886,472
China Green Agriculture, Inc.*	43,500	54,810
Clearwater Paper Corp.*	16,182	756,509
Coeur Mining, Inc.*	179,700	1,541,826
Core Molding Technologies, Inc.*	11,900	257,159
Flexible Solutions
International, Inc.*	5,000	9,050
Friedman Industries, Inc.	5,000	28,400
FutureFuel Corp.	54,500	822,405
Gold Resource Corp.	20,000	81,600
Gulf Resources, Inc.*	85,750	136,342
Handy & Harman, Ltd.*	30,300	951,420
Haynes International, Inc.	22,200	806,082
Hecla Mining Co.	749,000	3,819,900
Kaiser Aluminum Corp.	17,850	1,580,082
Kraton Corp.*	169,500	5,837,580
Materion Corp.	71,700	2,681,580
Mercer International, Inc.	109,950	1,264,425
Olympic Steel, Inc.	22,300	434,404
PH Glatfelter Co.	113,900	2,225,606
Rayonier Advanced
Materials, Inc.+	26,700	419,724
Resolute Forest Products, Inc.*	15,000	66,000
Schnitzer Steel Industries, Inc., Class A	66,500	1,675,800
Schulman (A.), Inc.	57,900	1,852,800
Stepan Co.	65,400	5,698,956
SunCoke Energy, Inc.*	216,200	2,356,580
Synalloy Corp.*	5,000	56,750
TimkenSteel Corp.*	45,000	691,650
Trecora Resources*	8,600	96,750
Tredegar Corp.	28,900	440,725
Tronox, Ltd., Class A	124,000	1,874,880
Universal Stainless & Alloy Products, Inc.*	16,250	316,875

		44,233,166

Real Estate - 0.52%
Forestar Group, Inc.*	100,500	1,723,575
Griffin Industrial Realty, Inc.	4,000	125,480
RE/MAX Holdings, Inc., Class A	26,900	1,507,745

		3,356,800

Industry Company		Shares	Value

Telecommunication Services - 1.18%
Alaska Communications Systems Group, Inc.*		344,187	$757,211
Hawaiian Telcom Holdco, Inc.*		17,600	439,824
Iridium Communications, Inc.*+		392,125	4,332,981
Spok Holdings, Inc.		111,100	1,966,470
Windstream Holdings, Inc.+		32,000	124,160

			7,620,646

TOTAL COMMON STOCKS - 99.40%			639,354,096

(Cost $473,652,853)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*		8,501	765

TOTAL WARRANTS - 0.00%			765

(Cost $70,770)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.28%
Fidelity Investments Money Market Government Portfolio Class I	0.81%	1,820,660	1,820,660

TOTAL MONEY MARKET FUND - 0.28%			1,820,660

(Cost $1,820,660)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 7.48%
Fidelity Investments Money Market Government Portfolio Class I**	0.81%	48,103,897	48,103,897

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING -7.48%			48,103,897

(Cost $48,103,897)

TOTAL INVESTMENTS - 107.16%			$689,279,418
(Cost $523,648,180)
Liabilities in Excess of Other Assets - (7.16%)			(46,064,069)

NET ASSETS - 100.00%			$643,215,349

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2017.
^	Rate disclosed as of June 30, 2017.
+	This security or a portion of the security is out on loan as of June 30, 2017. Total loaned securities had a value of $46,331,748 as of June 30, 2017.

LLC - Limited Liability Company

PLC - Public Limited Company

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2017

Summary of inputs used to value the Fund’s investments as of 06/30/2017 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks (a)	$639,354,096	$—	$—	$639,354,096
Warrants	765	—	—	765
Money Market Fund	—	1,820,660	—	1,820,660
Investments Purchased with Cash Proceeds from Securities Lending	—	48,103,897	—	48,103,897

TOTAL	$639,354,861	$49,924,557	$—	$689,279,418

(a) - please refer to the Schedule of Investments for the industry classifications of these portfolio holdings See Notes to Financial Statements.

30	Annual Report | June 30, 2017

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2017

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$786,131,193	$689,279,418

Receivables:
Portfolio securities sold	5,412,765	4,911,021
Fund shares sold	1,432,272	874,900
Dividends and interest	506,380	372,703
Prepaid expenses.	72,688	44,213
Total assets	793,555,298	695,482,255

LIABILITIES
Payables:
Portfolio securities purchased	4,679,192	3,595,371
Fund shares redeemed	99,520	158,680
Payable upon return of securities loaned	77,965,296	48,103,897
Accrued Liabilities:
Investment advisory fees.	201,164	173,350
Administration fees	14,169	12,509
Other	239,021	223,099
Total liabilities	83,198,362	52,266,906
NET ASSETS	$710,356,936	$643,215,349

NET ASSETS REPRESENT
Paid-in capital	$505,647,089	$450,901,605
Undistributed net investment income	2,734,016	5,702,122
Undistributed net realized gain on investments	28,487,968	20,980,384
Net unrealized appreciation on investments	173,487,863	165,631,238
NET ASSETS	$710,356,936	$643,215,349
Shares of common stock outstanding of $.001 par value*	39,149,178	36,992,096
Net asset value, offering price and redemption price per share	$ 18.14	$ 17.39
Total investments at cost	$612,643,330	$523,648,180

*See	Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

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STATEMENTS OF OPERATIONS

Year Ended June 30, 2017

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$ 9,898,201	$ 9,042,490

Less: foreign taxes withheld	(2,051)	(1,440)

Securities lending	554,515	739,238

Total Investment Income	10,450,665	9,780,288

EXPENSES

Investment advisory fees	3,268,550	2,984,976

Administration fees	164,219	149,747

Accounting fees	162,719	154,304

Transfer agent fees	14,125	14,101

Professional fees	138,772	128,114

Custody fees	22,148	20,749

Blue sky fees	55,043	66,637

Directors’ and officers’ fees	67,439	61,696

Shareholder servicing fees	588,745	537,428

Reports to shareholders	30,902	23,669

Miscellaneous expenses	126,402	115,430

Total Expenses	4,639,064	4,256,851

Less investment advisory fees waived	(716,803)	(674,880)

Net Expenses	3,922,261	3,581,971

NET INVESTMENT INCOME	6,528,404	6,198,317

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized Gain on: Investments	39,014,429	30,306,951

Change in Unrealized Appreciation on:

Investments	93,770,758	89,592,888

Net Realized and Unrealized Gain on Investments	132,785,187	119,899,839

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$139,313,591	$126,098,156

See Notes to Financial Statements.

32	Semi-Annual Report | June 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2017	2016	2017	2016

OPERATIONS

Net investment income	$6,528,404	$5,760,972	$6,198,317	$5,292,328

Net realized gain (loss) on investments	39,014,429	(5,156,734)	30,306,951	(5,787,803)

Net change in unrealized appreciation (depreciation) on investments	93,770,758	(11,917,008)	89,592,888	(12,483,133)

Net increase (decrease) in net assets resulting from operations	139,313,591	(11,312,770)	126,098,156	(12,978,608)

DISTRIBUTIONS:

From net investment income	(6,191,149)	(4,704,613)	(4,983,381)	(3,274,284)

Net decrease in net assets resulting from distributions	(6,191,149)	(4,704,613)	(4,983,381)	(3,274,284)

SHARE TRANSACTIONS:

Proceeds from sale of shares	137,957,334	267,382,250	115,240,335	280,799,281

Reinvestment of distributions	6,188,289	4,704,241	4,967,931	3,264,234

Cost of shares redeemed	(125,196,672)	(157,150,700)	(104,102,649)	(222,916,519)

Net increase in net assets resulting from share transactions	18,948,951	114,935,791	16,105,617	61,146,996

Net increase in net assets	152,071,393	98,918,408	137,220,392	44,894,104

NET ASSETS:

Beginning of year	558,285,543	459,367,135	505,994,957	461,100,853

End of year*	$710,356,936	$558,285,543	$643,215,349	$505,994,957

SHARES ISSUED & REDEEMED

Issued	7,807,866	19,594,288	6,888,395	21,596,228

Distributions reinvested	328,117	330,354	275,079	240,017

Redeemed	(7,074,972)	(11,488,298)	(6,209,008)	(17,275,572)

Net increase in shares	1,061,011	8,436,344	954,466	4,560,673

Outstanding at beginning of year	38,088,167	29,651,823	36,037,630	31,476,957

Outstanding at end of year	39,149,178	38,088,167	36,992,096	36,037,630

* Including undistributed net investment income of:	$2,734,016	$2,918,574	$5,702,122	$4,983,051

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI SMALL-CAP VALUE
	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$14.66	$15.49	$16.63	$14.11	$11.11

Income from Investment Operations:

Net Investment Income(a)	0.17	0.17	0.14	0.11	0.17

Net Realized and Unrealized Gain (Loss)	3.48	(0.86)	(0.46)	3.58	3.12

Total from Investment Operations	3.65	(0.69)	(0.32)	3.69	3.29

Less Distributions to Shareholders from:

Net Investment Income	(0.17)	(0.14)	(0.09)	(0.08)	(0.16)

Net Realized Gain	-	-	(0.73)	(1.09)	(0.13)

Total Distributions	(0.17)	(0.14)	(0.82)	(1.17)	(0.29)

Net Asset Value, End of Year	$18.14	$14.66	$15.49	$16.63	$14.11

Total Return(b)	24.83%	(4.42%)	(1.48%)	26.89%	30.08%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$710,357	$558,286	$459,367	$407,192	$260,909

Expenses Before Waivers and Reimbursements	0.71%	0.71%	0.71%	0.71%	0.78%

Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%

Net Investment Income After Waivers and Reimbursements	1.00%	1.17%	0.88%	0.70%	1.36%

Portfolio Turnover Rate	23%	24%	25%	31%	34%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

34	Annual Report | June 30, 2017

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2017	2016	2015	2014	2013

Net Asset Value, Beginning of Year	$14.04	$14.65	$15.54	$12.75	$10.05

Income from Investment Operations:

Net Investment Income(a)	0.17	0.16	0.12	0.09	0.15

Net Realized and Unrealized Gain (Loss)	3.32	(0.66)	(0.42)	3.26	2.68

Total from Investment Operations	3.49	(0.50)	(0.30)	3.35	2.83

Less Distributions to Shareholders from:

Net Investment Income	(0.14)	(0.11)	(0.03)	(0.08)	(0.13)

Net Realized Gain	-	-	(0.56)	(0.48)	-

Total Distributions	(0.14)	(0.11)	(0.59)	(0.56)	(0.13)

Net Asset Value, End of Year	$17.39	$14.04	$14.65	$15.54	$12.75

Total Return(b)	24.83%	(3.42%)	(1.62%)	26.71%	28.43%

Ratios and Supplemental Data:

Net Assets, End of Year (in 000’s)	$643,215	$505,995	$461,101	$425,330	$262,088

Expenses Before Waivers and Reimbursements	0.71%	0.72%	0.71%	0.71%	0.77%

Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%

Net Investment Income After Waivers and Reimbursements	1.04%	1.20%	0.84%	0.65%	1.34%

Portfolio Turnover Rate	23%	29%	30%	25%	34%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2017

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of June 30, 2017 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2017,

100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

36	Annual Report | June 30, 2017

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Fidelity Investments Money Market Government Portfolio – Class I, which is held by the Funds, invests primarily in securities that are valued at amortized cost. Therefore, this investment is classified as a Level 2 investment.

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2017 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2017, there were no transfers from Level 1 to Level 2 or from Level 2 to Level 1 in any of the Funds.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

www.bridgeway.com	37

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2017:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Omni Small-Cap Value
Securities lending	$75,323,710	-	$75,323,710	-	$75,323,710	-

Omni Tax-Managed Small-Cap Value
Securities lending	$46,331,748	-	$46,331,748	-	$46,331,748	-

[1]	Securities loaned with a value of $336,225 and $859,771 in Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value, respectively, have been sold and are pending settlement on July 1, 2017.
[2]	Collateral with a value of $77,965,296 and $48,103,897 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2017, the collateral consisted of an institutional government money market fund.

Use of Estimates in Financial Statements   In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties   The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses   Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

38	Annual Report | June 30, 2017

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Distributions to Shareholders   The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification   Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations:   The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2017. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers for Period Ending 6/30/17

Omni Small-Cap Value*	0.60%	$716,803
Omni Tax-Managed Small-Cap Value*	0.60%	674,880

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously reimbursed by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in effect at the time of the waiver or the current expense limitation if different. The Omni Small-Cap Value Fund has recoupable expenses of $480,284, $561,512, and $716,803, which expire no later than June 30, 2018, June 30, 2019, and June 30, 2020, respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $479,218, $547,245 and $674,880, which expire no later than June 30, 2018, June 30, 2019 and June 30, 2020, respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews and approves these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2017 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$18,482,380	$7,162,859
Omni Tax-Managed Small-Cap Value	16,308,021	9,902,745

The Adviser entered into an Administrative Services Agreement with Bridgeway Funds, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2017, for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $665,000, payable in equal monthly installments. Effective

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

July 1, 2017, the Adviser will be paid an aggregate annual fee of $775,000, payable in equal monthly installments. During the year ended June 30, 2017, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $164,219 and $149,747, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 11, 2016, Independent Directors are paid $8,500 per meeting for meeting fees. Prior to November 11, 2016, Independent Directors were paid $7,500 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

Each Independent Director receives this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution Agreement:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated May 31, 2017. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2017 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$ -	$165,978,522	$ -	$147,870,199
Omni Tax-Managed Small-Cap Value	-	145,364,640	-	133,744,565

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2017, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$200,247,439	$188,355,529
Gross depreciation (excess of tax cost over value)	(26,788,244)	(22,733,094)
Net unrealized appreciation	$173,459,195	$165,622,435
Cost of investments for income tax purposes	$612,671,998	$523,656,983

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs) and partnerships.

40	Annual Report | June 30, 2017

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017

Classifications of Distributions   Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2017 and 2016, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
Distributions paid from:
Ordinary Income	$6,191,149	$4,704,613	$4,983,381	$3,274,284
Total	$6,191,149	$4,704,613	$4,983,381	$3,274,284

Components of Accumulated Earnings As of June 30, 2017, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,734,016	$ 5,702,122
Undistributed Net Realized Gain on Investments	28,516,636	20,989,187
Net Unrealized Appreciation of Investments	173,459,195	165,622,435
Total	$204,709,847	$192,313,744

For the fiscal year June 30, 2017, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in Capital	$ 1,844,385	$ 1,240,344
Undistributed Net Investment Income	(521,813)	(495,865)
Undistributed Net Realized Gain on Investments	(1,322,572)	(744,479)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in any Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 14, 2017. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2017 (Unaudited)

The Bridgeway Funds incur a commitment fee of 0.085% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Euro-dollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2017, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.96%	$1,380,135	96	$7,110	$4,723,000
Omni Tax-Managed Small-Cap Value	1.86%	1,458,988	85	6,316	6,406,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42	Annual Report | June 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund as of June 30, 2017 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 25, 2017

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OTHER INFORMATION

June 30, 2017 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2017. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2017. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.07%	0.05%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2017, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$6,191,149	$4,983,381
Equalization Debits Included in Ordinary Income Distributions	522,312	495,865
Long-Term Capital Gain Distributions	-	-
Equalization Debits Included in Long-Term Capital Gain Distributions	1,322,073	744,479

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2017 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter by the board of directors of the Company (the “Board”) or a vote of a majority of the outstanding voting securities of each fund. In addition, the renewal must be

44	Annual Report | June 30, 2017

OTHER INFORMATION (continued)

June 30, 2017 (unaudited)

approved by a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board or its standing committees consider at meetings during the year various factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 11, 2017, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, the Company’s outside legal counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to consider information bearing on the continuation of the Management Agreement with respect to the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and collectively, the “Funds”).

In reaching its decisions regarding the Management Agreement for each Fund, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board or committee meetings, as applicable and as described above, as well as the information provided to it specifically in relation to the annual consideration of the approval of the Management Agreement for each Fund.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to the Board’s consideration of the renewal of the Management Agreement with respect to each Fund. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including information regarding:

●	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds as determined and prepared by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter “Lipper”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to each Fund under the Management Agreement;

●	actual management fees paid by each Fund to the Adviser and a comparison of those fees with the management fees charged to other clients of the Adviser, as applicable;

●	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from the Management Agreement with each Fund;

●	the extent to which economies of scale may be present and if so, how and to what extent they could be shared with the Fund’s shareholders; and

●	any potential “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund.

In addition to evaluating the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also had the opportunity to consult with, Independent Legal Counsel prior to the Meeting. In addition, the Independent Directors met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement with respect to each Fund outside the presence of management during the Meeting.

The Board also was provided with a written description of its statutory responsibilities and the legal standards that are applicable to approvals of the Management Agreement.

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OTHER INFORMATION (continued)

June 30, 2017 (unaudited)

Although the Management Agreement for the Funds was considered at the same Board meeting, the Directors considered each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions as reported by the Adviser. Furthermore, in evaluating the Management Agreement, the Directors also considered information provided by the Adviser concerning the following:

●	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund’s assets in accordance with the Fund’s investment objectives, policies and restrictions and how those services and fees differ from those for other advisory clients of the Adviser, as applicable;

●	information regarding the advisory fee rates and the expense limitation or fee waiver arrangements for each Fund;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other clients of the Adviser;

●	the Adviser’s risk assessment and management process;

●	the Adviser’s representation that it does not participate in any soft dollar arrangements and, although it receives unsolicited research from outside sources, the Adviser does not consider the receipt of that research in the decision-making process; and

●	the financial condition and stability of the Adviser.

In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreement for each Fund for an additional year. Rather, the Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the services provided to each Fund and any expected changes thereto, the qualifications, experience and duties of the Adviser’s personnel, the approximate amount of time those personnel devote to the Funds, recent and expected personnel changes, portfolio manager compensation arrangements, business continuity and succession planning, and enterprise risk management (including cybersecurity). In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds.

Based on the totality of the information considered, the Directors concluded that each Fund is likely to benefit from the nature, extent and quality of the Adviser’s services, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

The Board considered performance information provided by the Adviser for similarly managed accounts (if any) over the most recent quarter, six month, one year, three year and five year periods ending December 31, 2016 as well as Fund performance compared with its benchmark for one year, three year, five year, and since inception periods ending December 31, 2016. The Board considered the Adviser’s representation that the differences in the performance of other small cap accounts and Fund performance were expected by the Adviser given differences in investment strategy and tax management practices.

46	Annual Report | June 30, 2017

OTHER INFORMATION (continued)

June 30, 2017 (unaudited)

In addition, Lipper provided a report (the “Lipper Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Lipper (“Peer Group”) as of December 31, 2016. The performance periods included total return over the most recent calendar year (“one year period”) and the annualized total returns over the most recent three calendar year period (“three year period”), five calendar year period (“five year period”) and ten calendar year period (“ten year period”), although these Funds did not yet have a ten year performance period. With regard to the performance information provided in the Lipper Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance.

In particular, the Board considered the following performance information provided by the Adviser and from Lipper:

●	With regard to the Omni Tax-Managed Small-Cap Value Fund, the Fund’s performance for the one year and five year periods was in the first quintile relative to its Peer Group, and in the second quintile for the three year period. The Fund also outperformed its primary benchmark in all performance periods (one year, three year, five year, and since inception).

●	With regard to the Omni Small-Cap Value Fund, the Fund’s performance for the one year and five year periods was in the first quintile relative to its Peer Group, and in the second quintile for the three year period. The Fund also outperformed its primary benchmark in all performance periods (one year, five year, and since inception), except the three year period.

Fund Fees and Expenses

The Board considered information provided by the Adviser regarding the advisory fees it charges to other advisory clients and the reasons for any material differences between those fees and the fees it charges to comparable client accounts. The Board also considered the Adviser’s views that, given investment performance and overall expenses, the Adviser believes the management fees for each Fund appear reasonable and appropriate given the distinctive features and design of each Fund, the disciplined implementation of the design by the Adviser, the relatively low management fees in most cases, the performance results in line with design and investor expectations, and the profitability to the Adviser of each Fund. More specifically, with regard to management fee differences among the Funds and other small-cap funds advised by the Adviser, the Board considered the Adviser’s view that fee differences stem from market factors as well as the estimated growth rate of the fund at the time of launch; the potential asset capacity of the fund; the risks associated with providing the advisory services to the fund; and estimated costs of providing the advisory services driven by the design complexity of the fund (e.g., more complex design is higher cost due to the research and portfolio management time required).

The Board also considered the fees charged to other investment company and non-investment company clients of the Adviser, as well as the Adviser’s representation that the Adviser did not manage other clients comparable to these Funds.

The Board also considered information compiled by Lipper comparing each Fund’s contractual management fee rate (using an assumed common asset level for the Fund and the other funds in the Peer Group), actual management fee rate (which included the effect of any fee waivers, and was derived from annual reports) and actual total expense ratios (which also included the effect of any fee waivers, and was derived from annual reports) as a percentage of average net assets as compared to other funds in its expense Peer Group. Lipper’s contractual management fee data included both advisory fees and administrative services fees, except for the Funds. Lipper excluded administrative services fees for the Funds from contractual management fee data because those fees are fixed (i.e., a stated dollar amount), as opposed to asset-based. More specifically, with respect to the Funds, the Adviser provides certain administrative services to the Funds pursuant to a separate contract, in exchange for an annual fixed fee (payable monthly) that the Adviser has represented approximates the cost of providing such services (which the Board considered in connection with profitability, as described below). Lipper’s actual management fee data for the Funds and the other funds in the Peer Group included both advisory fees and administrative services fees. Thus, the contractual management fee rate in the Funds’ Lipper comparisons did not reflect these administrative services fees, whereas the actual management fee rate in the Funds’ Lipper comparisons included both advisory and administration fees.

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OTHER INFORMATION (continued)

June 30, 2017 (unaudited)

With regard to the expense information provided in the Lipper Report, the Board considered Fund expenses on a percentile and quintile basis as compared to each Fund’s Peer Group. For purposes of the expense data provided, Lipper defines the first quintile as 20% of the funds in the applicable Peer Group with the lowest expenses and the fifth quintile as 20% of the funds in the applicable Peer Group with the highest expenses.

With respect to the Funds, the Board considered that each Fund’s contractual management fee, actual management fee and actual total expense ratio were in the 1st quintile of its respective Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each Fund to ensure that total expense levels do not increase above certain levels.

The foregoing comparisons assisted the Board in determining to approve the Management Agreement for each Fund by providing it with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis.

48	Annual Report | June 30, 2017

OTHER INFORMATION (continued)

June 30, 2017 (unaudited)

Profitability

The Board reviewed the materials it received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2013, December 31, 2014, December 31, 2015 and December 31, 2016. The Board also considered the Adviser’s representations that it does not track expenses or maintain staff on a per Fund basis and accordingly the Adviser needed to make certain assumptions to allocate expenses on a Fund-by-Fund basis in order to calculate Fund-by-Fund profitability, making the process somewhat arbitrary. The Board also considered that the Adviser was operating some lines of business at a loss but that the Adviser’s overall business is profitable. Additionally, the Board considered the Adviser’s representation that the Adviser continued to improve its financial position over the last year.

Economies of Scale

With respect to whether economies of scale are expected to be realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, for each Fund, the current level of advisory fees charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board considered the Adviser’s explanation that although neither Fund has fee breakpoints in its management fee schedules, each Fund was priced low relative to peers and ahead of the economies of scale curve at launch.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fall out” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board considered benefits related to track record and reputation, and portfolio trading and execution. The Board also considered the Adviser’s representations that it does not participate in any soft dollar arrangements and that, although it receives unsolicited research from outside sources, the Adviser does not consider the receipt of this information in the decision-making process. The Board concluded that the benefits accruing to Adviser by virtue of its relationship to the Funds appeared to be reasonable.

* * * * *

After evaluation of the information regarding management services, investment performance, management fees, profitability, economies of scale and ancillary benefits, as described above, as well as other considerations (such as the Adviser’s compliance program, regulatory history, insurance coverage, privacy and cybersecurity controls and brokerage practices), and in light of the nature, extent and quality of services provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the level of management fees to be paid to the Adviser with respect to each Fund under the Management Agreement is reasonable.

In summary, based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the approval of the Management Agreement for each Fund was in the best interests of each such Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement for each Fund.

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DISCLOSURE OF FUND EXPENSES

June 30, 2017 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2017 and held until June 30, 2017.

Actual Expenses.   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/17	Ending Account Value at 6/30/17	Expense Ratio	Expenses Paid During Period* 1/1/17 - 6/30/17

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$ 964.90	0.60%	$2.92
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$ 966.60	0.60%	$2.93
Hypothetical Fund Return	$1,000.00	$1,021.82	0.60%	$3.01

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (181) divided by the number of days in the fiscal year (365).

50	Annual Report | June 30, 2017

DIRECTORS & OFFICERS

June 30, 2017 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupatio (s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 63	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Ten	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 62	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 54	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Funds (37 Portfolios)

Evan Harrel Age 56	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

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DIRECTORS & OFFICERS (continued)

June 30, 2017 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position (s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 61	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Ten	None

52	Annual Report | June 30, 2017

DIRECTORS & OFFICERS (continued)

June 30, 2017 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation (s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 59	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 55	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 52	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 62	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.	N/A	None

Tammira Philippe Age 43	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9860
Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon
One Wall Street
New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $221,200 for the fiscal year ended June 30, 2017 and $237,500 for the fiscal year ended June 30, 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $20,000 for the fiscal year ended June 30, 2017 and $22,000 for the fiscal year ended June 30, 2016. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2017 and $0 for the fiscal year ended June 30, 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date	9/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer (principal executive officer)

Date	9/6/2017

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer (principal financial officer)

Date	9/6/2017

* Print the name and title of each signing officer under his or her signature.